UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07454

Pacific Capital Funds

(Exact name of registrant as specified in charter)

111 South King Street Honolulu, HI	96813
(Address of principal executive offices)	(Zip code)

BISYS Fund Services, 3435 Stelzer Road Columbus, Ohio 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 614-470-8000

Date of fiscal year end: 7/31/04

Date of reporting period: 7/31/04

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

PACIFIC CAPITAL FUNDS

Annual Report

As of July 31, 2004

MUTUAL FUNDS: ARE NOT FDIC INSURED • HAVE NO BANK GUARANTEE • MAY LOSE VALUE

Table of Contents

Letter to Shareholders

Fund Performance Review

Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Schedules of Portfolio Investments

Notes to Financial Statements

Financial Highlights

Report of Independent Registered Public Accounting Firm

Letter to Shareholders

Dear Shareholders:

The U.S. economy began the 12-month period between August 1, 2003 and July 31, 2004 with strong growth. Growth decelerated but remained solid during the period. Performance produced by the stock market rose during the six months through January. The Dow Jones Industrial Average1 gained 9.81% during the period, while the Standard & Poor’s 500 Index2 gained 13.16%.

Accommodative monetary policy helped spur the economy. The Federal Reserve Board (“the Fed”) kept short-term interest rates at historically low levels through June, in an effort to stimulate growth and hold off the possibility of deflation. Low interest rates and low inflation resulted in inexpensive borrowing costs for consumers, many of whom refinanced mortgages to free up cash for large items such as home improvements and automobiles. That trend buttressed consumer spending throughout the early part of the period, helping buoy the economic expansion. Business spending, which had been very low during prior years, picked up during this period. Generally, corporate profits increased in that environment.

Meanwhile, rising energy costs and weak job creation restrained economic growth during the latter half of the period. Increases in oil prices, combined with demand for basic materials from China and elsewhere, increased the likelihood of inflation during early 2004. The Fed held off on raising short-term interest rates until job growth strengthened in the spring. The Fed announced in April that it was likely to increase rates to prevent the economy from overheating, and it did so on June 30. The economy slowed between April and July, due in part to softer consumer spending. Gross Domestic Product3 grew at annualized rates of 7.4% in the third calendar quarter of 2004, 4.1% during the fourth quarter, 4.5% in the first quarter of 2004 and 2.8% during the second quarter.

Generally, stocks rose during the first six months of the period and then entered a choppy correction phase from January through July. The economic rebound initially lifted stocks in technology and other high-growth sectors. Market leadership quickly shifted to value stocks, however, and value out-gained growth by a considerable margin for the period as a whole. Investor unease, fueled by problems in Iraq, the prospect for terrorism and the uncertainty associated with a tight presidential contest, weighed on stocks during the second half of the period.

Energy stocks led the market, supported by historically high oil prices. Financial-services shares also performed well. Finance companies were able to avoid the difficulties often associated with rising interest rates, and benefited from the rising stock market, despite weak demand for loans. Technology stocks fell dramatically toward the end of the period, as cautious earnings projections caused investors to reevaluate the shares’ valuations.

Stocks of low-quality firms with high debt and weak earnings, which had floundered during the bear market, outperformed their higher-quality counterparts during the first half of the period. Investors prized the relatively low valuations on small- and mid-cap stocks, which dramatically outperformed large caps. Smaller stocks became more expensive relative to their larger counterparts during the period, and shares of large firms appeared to assume market leadership near the end of the fiscal year.

Yields on Treasury securities were stable during the first half of the period. The six months from January through July saw rates on short-term Treasuries increase significantly in anticipation of Fed action, while yields on long-term Treasuries increased only slightly. Low-quality bonds produced very strong returns early in the period, as investors sought higher yields based on their lower prices.

At the Pacific Capital Funds

We launched the Pacific Capital Mid Cap Fund on December 30, 2003, in order to give shareholders access to that attractive sector of the market. The Fund has produced strong returns since its inception, gaining 3.50% (Class A Shares at NAV)*, compared to 0.52% for its benchmark, the Standard & Poor’s Mid Cap 400 Index4. The Pacific Capital Small Cap Fund also generated strong performance, with a return of 27.53% (Class A Shares at NAV)* for the 12 months through July, compared to a 22.83% for its benchmark, the Russell 2000 Value Index.5

Small and Mid Cap Funds Investment Concerns:

Small- and mid-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232.

[1]	Dow Jones Industrial Average is a price-weighted average based on the price-only performance of 30 blue chip stocks (The average is computed by adding the prices of the 30 stocks and dividing by a denominator, which has been adjusted over the years for stocks splits, stock dividends and substitutions of stocks).
[2]	Standard & Poor’s 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. It is not possible to invest directly in any index.
[3]	Gross Domestic Product is the measure of the market value of the goods and services produced by labor and property in the United States.
[4]	The Standard & Poor’s Midcap 400 Index is an unmanaged index generally representative of 400 stocks in the mid-range sector of the domestic stock market, representing all major industries. It is not possible to invest directly in any index.
[5]	The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in any index.
*	For additional information, please refer to the Fund’s commentary section.

Letter to Shareholders (cont.)

In general, the Pacific Capital Equity Funds focus on shares of high-quality firms with strong balance sheets and attractive growth prospects trading at favorable valuations and exhibiting positive momentum. That approach did not help relative returns during this 12-month period, when low-quality and value stocks led the market, but we are confident that over time our focus on quality and earnings growth will offer shareholders the best balance of risk and reward. We enhanced the Pacific Capital equity team during this period by providing our managers with increased analytics and risk-evaluation support.

The Pacific Capital Fixed-Income Funds continued their strategy of controlled, active duration management with a bias toward high-quality securities. Our focus on quality did not help returns during the 12 months through July 2004, but we believe over longer periods that focus will increase value while decreasing volatility.

Going Forward

We believe the economy’s fundamentals are sound. In particular, the growing workforce and productivity increases should allow the economy to continue to grow without generating significant increases in inflation. The Fed is likely to increase interest rates, but in a measured fashion that should not have an adverse impact on the economy or the stock market.

We expect to see the stock market gain ground once the uncertainty of the election has passed. Selling pressure recently has reached a cyclical low point, whereas buying pressure has reached a high. We believe those trends, coupled with solid economic growth, strong corporate earnings and reasonable valuations, stand to benefit the stock market. We believe that the overall market will show a gain for 2004, and that the market downturn in July will prove to be nothing more than a correction in an ongoing bull market.

Yields on fixed-income securities should trade in a relatively narrow range going forward. We expect the yield on the 10-year Treasury bond to vacillate between roughly 4.20% and 4.80%; our objective is to sell securities when yields are near the low point of that range, and buy when rates are at the high end. We will maintain the Funds’ focus on high-quality securities.

We would like to take this opportunity to remind investors of the importance of focusing on long-term investment goals and constructing diversified portfolios that provide the proper balance of risk and reward to reach them. The Pacific Capital Funds are designed to offer shareholders all the elements necessary to construct such portfolios, regardless of short-term market developments.

Thank you for your confidence in the Pacific Capital Funds. If you have any questions or would like a fund prospectus, please contact your registered investment consultant or call BISYS Fund Services at (800) 258-9232.

Sincerely,

Howard Hodel

Executive Vice President & Manager

Bank of Hawaii Asset Management Group

William Barton

Senior Vice President, Manager

Investment Management Group

The Asset Management Group of the Bank of Hawaii

NOTICE ABOUT DUPLICATE MAILINGS

In order to reduce expenses of the Pacific Capital Funds incurred in connection with the mailing of prospectuses, prospectus supplements, semi-annual reports and annual reports to multiple shareholders at the same address, Pacific Capital Funds may in the future deliver one copy of a prospectus, prospectus supplement, semi-annual report or annual report to a single investor sharing a street address or post office box with other investors, provided that all such investors have the same last name or are believed to be members of the same family. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you share an address with another investor and wish to receive your own prospectus, prospectus supplements, semi-annual reports and annual reports, please call the Trust toll-free at (800) 258-9232.

Pacific Capital New Asia Growth Fund

Investment Style

Regional, multi-cap, growth.

Investment Considerations

An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund’s share price is expected to be more volatile than that of a U.S.-only fund. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, such as investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investment Objective

Long-term capital appreciation by investing in a broadly diversified portfolio of companies located in Asia’s developing regions, excluding Japan. Investments are not limited to any size or sector.

Investment Process

•	Follow active bottom-up investment approach

•	Invest for absolute versus relative return

•	Look outside benchmark representation for fresh opportunities

•	Identify sensibly priced, high-quality companies that exhibit long-term growth potential

Investment Management

Advised by The Asset Management Group of Bank of Hawaii

Sub-Advised by First State (Hong Kong) LLC

•	Founded in 1988, with offices in Sydney, London, Edinburgh, Hong Kong, Singapore and Indonesia

•	Specializes in single country, regional and sector specific investments

•	Oversees more than $73.3 billion in assets

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2004, the fund gained 17.94% (Class A Shares without sales charge), compared to its benchmark, the MSCI AC Far East Free Index (excluding Japan), which returned 16.79%.

For the same period, the Fund ranked in the 43rd percentile among 55 funds in the Lipper Pacific Ex Japan Funds universe.1

What were the major factors in the market that influenced the Fund’s performance?

During the first half of the review period, stock markets rose due to a weaker U.S. dollar (thus boosting domestic liquidity in Asia), stronger global growth and buoyant domestic demand.

However, in the second half of the review period, stock markets fell due to a combination of weak technology stocks, fears of a ‘hard landing’ in China, political uncertainty, higher oil prices and U.S. interest rates.

The year saw elections in India, Indonesia, Malaysia, the Philippines and Taiwan. India was the biggest surprise with the election of the Congress Party, to which the market reacted negatively. The Philippines and Malaysia saw market-friendly results. The election contest in Indonesia is likely to advance to a second round and for Taiwan, there is still an amount of uncertainty surrounding the results.

Strong economic growth in Mainland China has driven demand for materials to exceptionally high levels. Companies in the materials sector have been major beneficiaries, for example, Anhui Conch Cement. In addition, the dramatic rise in oil prices lead to strong performance from CNOOC.†

Sentiment in Hong Kong continued to improve. Retail sales, residential property prices and office rents have rebounded sharply from their lows last year. In addition, the closer economic partnership with Mainland China has seen a huge influx of Mainland tourists to Hong Kong. This is likely to continue for the foreseeable future and bodes well for companies leveraged to the domestic economy. Esprit, Giordano, Hong Kong Land and Swire Pacific are some of the holdings that contributed to Fund performance.†

Domestic consumption also continues to rise in China, India, Singapore, Malaysia and Thailand. In stark contrast to the West, the current consumption boom is not credit driven. This means consumption should be more sustainable in Asia than elsewhere. The notable exception is South Korea, where consumer indebtedness is worrying and unemployment amongst the younger population is currently at extremely high levels.†

The biggest drag on performance was stock selection in South Korea. This was in part due to strong performance from Samsung Electronics, which despite being the largest holding in the Fund at about 5%, is a significantly higher component in the Index. Also, the stock price of Kook Soon Dang fell substantially as the company struggled to achieve projected sales of their new “soju” (Korean whisky) product.†

Past performance does not guarantee future results.

[1]	The Lipper Pacific Ex Japan Funds Average is comprised of mutual funds that concentrates their investments in equity securities with primary trading markets or operations concentrated in the Pacific region (including Asian countries) and that specifically does not invest in Japan. For the one- and five-year periods ended July 31, 2004 the Pacific Capital New Asia Fund ranked 24 and 17 out of 55 and 41 funds in the Lipper Pacific Ex Japan Funds category, respectively. The Lipper Rankings are based on total returns and do not reflect a sales charge. Funds with multiple share classes have a common portfolio.
†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital New Asia Growth Fund (cont.)

What major changes have occurred in the portfolio during the period covered by the report?

Following the integration of the Singapore and Hong Kong investment teams with the Edinburgh investment team, a number of significant changes to the Fund were made.

First, the beta2 of the Fund was reduced by selling a significant amount of the technology exposure. Generally, these companies struggle to deliver sustainable earnings growth over a 3-5 year time horizon and were trading on unsustainably high valuations.

Second, the absolute risk in the Fund was reduced through the halving of the Samsung Electronics weighting that had been at about 10% of the total portfolio. As conviction-based investors, we feel that at this juncture, a 5% position in Samsung Electronics is appropriate and as mentioned above, it is still the largest holding in the Fund.†

Third, exposure to domestic consumer companies was increased through acquisitions in Hong Kong of Swire Pacific, Hong Kong Land and Wing Hang Bank and elsewhere in the region, Amorepacific, Tanjong, and Shinsegae Department stores.†

What is your outlook for the Fund?

We remain optimistic about the outlook for the Asian region. The developed world continues to outsource its manufacturing to Asia, most notably to China, which continues to see strong domestic inflows. We believe valuations are still comparatively inexpensive, though somewhat less attractive than early last year. The key to absolute returns in the short term may depend more on trends in the global economy than on local influences.

The weak U.S. dollar has so far proved to be a blessing for the asset class, boosting exports of both commodities and finished goods as well as increasing domestic liquidity. Confidence in the U.S. dollar as the world’s principal store of value should not be taken for granted. An uncontrollable shift out of U.S. dollars by either Central Banks in Asia or the private sector could yet have serious ramifications for the global economic and stockmarket outlook.

Domestic consumption remains the area where we believe we can find the most attractive companies that we anticipate could deliver sustainable earnings growth on a 3-5 year horizon.

If Asian interest rates were to decouple from those in the U.S., as we believe they well might, both absolute and relative stockmarket performance could surprise on the upside. At the same time, our focus on quality in terms of management, franchise and financials will stand us in good stead if markets prove to be less robust than was the case in 2003.

†	The composition of the Fund’s portfolio is subject to change.
[2]	Beta is the measure of volatility, or systematic risk, of a security or portfolio in comparison to the market as a whole.

Pacific Capital New Asia Growth Fund (cont.)

Country Weightings as of July 31, 2004

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

For performance purposes, the above graph has not been adjusted for CDSC charges. The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark. The chart above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2004

	1 Year	5 Year	Since Inception (2/15/95)
Class A Shares*	11.76%	0.67%	2.58%
Class B Shares**	13.18%	0.94%	2.71%
Class C Shares**	16.18%	1.13%	2.71%
Class Y Shares (No Sales Charge)	18.21%	2.04%	3.41%

*	Reflects 5.25% Maximum Front-End Sales Charge.
**	Reflects Maximum Contingent Deferred Sales Charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares. The CDSC does not apply to performance over 6 years.

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232.

The Pacific Capital Funds are distributed by BISYS Fund Services. The Asset Management Group of Bank of Hawaii provides investment advisory and other services to the Fund and receives fees for those services. First State (Hong Kong) LLC is sub-advisor to the Fund and is paid a fee for its services.

Class B and Class C shares of the Fund commenced operations on March 2, 1998 and April 30, 2004, respectively. Performance information for Class C shares is based upon the performance of Class B shares from inception. Performance calculated for any period up to and through March 2, 1998 is based upon the performance of Class A shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return figures may have been adversely affected. Performance figures reflect no deduction for taxes.

The performance of the Pacific Capital New Asia Growth Fund is measured against the Morgan Stanley Capital International (MSCI) All Country (AC) Far East Free Index (excluding Japan), which is unmanaged and is generally representative of the 48 developed and emerging markets around the world that collectively comprise virtually all of the foreign equity stock markets. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Pacific Capital International Stock Fund

Investment Style

International, multi-cap, blend

Investment Objective

Long-term capital appreciation by investing in a broadly diversified portfolio of companies domiciled outside the United States. Investments are not limited to any particular country or market capitalization.

Investment Considerations

An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund’s share price is expected to be more volatile than that of a U.S.-only fund. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, such as investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investment Process

•	Style neutral growth and value discipline

•	50% managed by growth team—50% managed by value team

•	Disciplined bottom-up stock selection

•	Disciplined risk management framework to control industry and regional weightings

Investment Management

Advised by The Asset Management Group of Bank of Hawaii

Sub-Advised by Hansberger Global Investors, Inc.

•	Founded in 1994 by Thomas L. Hansberger, former President and CEO of Templeton Worldwide

•	Headquartered in Ft. Lauderdale, Florida, with satellite offices in Hong Kong, Moscow and Toronto

•	17 investment professionals, 15 nationalities

•	$5.2 billion in assets under management

How did the Fund perform compared to its benchmark?

During the period the Fund changed its standardized benchmark from the MSCI EAFE Index to the MSCI ACWI ex U.S. Index1. The new index provides a more appropriate market comparison of the Fund’s performance. During the partial period after this change was made from June 7 to July 31, the Fund underperformed the new benchmark The Fund was down –5.15% while the benchmark MSCI ACWI ex U.S. Index was down –2.69%. For the period ended July 31, 2004, the Fund produced a return of 14.71% (Class A Shares without sales charge) compared to a 25.50% return for the MSCI EAFE Index and a 30.75% return for the MSCI ACWI ex. U.S. Index.

What were the major factors in the market that influenced the Fund’s performance?

On June 7, 2004, after a special shareholder meeting to approve a sub-advisor change, Hansberger Global Investors, Inc. (HGI), assumed the role of sub-advisor for the International Stock Fund. Selected by Pacific Capital Funds for their strong track record and global investment concentration, HGI was founded in 1994 by Thomas L. Hansberger, former President and Chief Executive Officer of Templeton Worldwide. Headquartered in Fort Lauderdale, Florida, HGI manages more than $5 billion in assets and follows global investment markets through satellite offices in Hong Kong, Toronto and Moscow.

HGI pursues a style neutral investment strategy in which 50 percent of the portfolio is managed by the growth team and the other 50 percent by the value team. Both teams follow a rigorous, bottom-up stock selection process and adhere to a disciplined risk management framework to control industry and regional weightings. With the absence of style bias, this core investment style seeks to offer a more consistent risk/return profile.

What major changes have occurred in the portfolio during the period covered by the report?

Hansberger Global Investors, Inc. assumed the role of sub-advisor of the Fund on June 7.

What is your outlook for the Fund?

Recent market weakness presents the Fund with some possible opportunities as our analysts factor in the effect of changing conditions on stock valuations. We believe our analysts will asses potential interest rate increases. The Japanese market, while still expensive on a valuation basis, appears more attractive but may be weighted down by weakening demand from China.

HGI anticipates that equity investors will find many challenges in 2004 as election results and fiscal actions shift the economic landscape in which we invest. HGI will continue to deploy its long-term fundamental stock picking strategy in its mission to add value.

Past performance does not guarantee future results.

[1]	The MSCI ACWI ex U.S. is a market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. As of December 2003 the MSCI ACWI consisted of 49 developed and emerging market country indices.
†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital International Stock Fund (cont.)

Country Weightings as of July 31, 2004

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

For performance purposes, the above graph has not been adjusted for CDSC charges. The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark. The chart above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2004

	1 Year	5 Year	Since Inception (12/2/98)
Class A Shares*	8.65%	-5.38%	-1.70%
Class B Shares**	9.78%	-5.13%	-1.55%
Class C Shares**	12.78%	-4.99%	-1.42%
Class Y Shares (No Sales Charge)	14.92%	-4.06%	-0.45%

*	Reflects 5.25% Maximum Front-End Sales Charge.
**	Reflects Maximum Contingent Deferred Sales Charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares.

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232.

The Pacific Capital Funds are distributed by BISYS Fund Services. The Asset Management Group of Bank of Hawaii provides investment advisory and other services to the Fund and receives fees for those services. Hansberger Global Investors, Inc. is sub-advisor to the Fund and is paid a fee for its services.

The Pacific Capital International Stock Fund’s inception date was December 2, 1998. Class A Shares were not in existence prior to December 8, 1998. Performance calculated for any period up to and through December 8, 1998, is based upon the performance of Class Y Shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return figures may have been inversely affected. Total return calculations for the Fund include changes in share price and reinvestment of dividends and capital gains.

Class A, Class B and Class C shares were not in existence prior to December 8, 1998, December 20, 1998 and April 30, 2004, respectively. Performance information for Class C shares is based upon the performance of Class B shares from inception. Performance calculated for any period up to and through such inception dates is based upon the performance of Class Y shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, before and after-tax total return figures may have been adversely affected.

The performance of the Pacific Capital International Stock Fund is measured against the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index, and the Morgan Stanley Capital International (MSCI) All Country World Free (ACWI) ex U.S. The MSCI EAFE® is generally a sample of companies representative of the market structure of 20 European and Pacific Basin countries. The MSCI ACWI ex U.S. is a market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. As of December 2003 the MSCI ACWI consisted of 49 developed and emerging market country indices. The indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. The Fund has changed its standardized benchmark from the MSCI EAFE® Index to the MSCI ACWI ex U.S. Index to provide a more appropriate market comparison for the Fund’s performance. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Pacific Capital Small Cap Fund

Investment Style

Domestic, small-cap, value

Investment Objective

Long-term capital appreciation by investing in a diversified portfolio of small-capitalization companies—average market cap of $16 million to $2.7 billion—believed to be undervalued, fundamentally strong and undergoing positive change.

Investment Considerations

Small-capitalization stocks typically carry additional risk, since smaller companies generally have a higher risk of failure and have experienced a greater degree of volatility. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, such as investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investment Process

•	Follow active bottom-up investment approach

•	Assess attractive valuations through price-to-book, price-to-earnings and dividend yield ratios

•	Identify improvement based on free cash flow, balance sheet liquidity, inventory sales ratio, insider buying and management change

Investment Management

Advised by The Asset Management Group of Bank of Hawaii

Sub-Advised by Nicholas Applegate Capital Management

•	Founded in 1984, NACM employs more than 57 investment professionals

•	Specializes in global and international equity, domestic equity and special strategy management

•	$17.8 billion in assets under management

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2004, the Fund returned 27.53% (Class A Shares at NAV), outperforming the Russell 2000® Value Index’s return of 22.83%.

For the same period, the Fund ranked in the 11th percentile amoung 515 funds in the Lipper Small-Cap Core Funds universe.1

The portfolio’s outperformance was largely a result of strong stock selection in industrials, materials and telecommunications services. Within industrials, Middleby, a manufacturer of foodservice equipment, continues to be a top performer with upgrades by several analysts and stronger-than-expected revenue. Brinks also exceeded earnings expectations benefiting from improvements in its BAX Global air freight business. Joy Global, a leading manufacturer of mining equipment, gained as a result of stronger copper and coal prices, which leads to increased capital investment by mining companies.†

In materials, stock selection was strong relative to the benchmark. Cleveland Cliffs, OM Group and Commonwealth Industries positively impacted performance during the period. Cleveland Cliffs, a processor of iron ore, benefited from a stronger pricing environment. OM Group, a processor of cobalt, benefited from higher cobalt prices. Commonwealth Industries, a producer of sheet aluminum, regained profitability following a positive turnaround in revenues and margins.†

Telecommunication services, one of the smaller sectors in the portfolio, added value compared to the benchmark. Wireless services provider NII Holdings gained after posting strong second quarter results and guiding net subscriber additions in Mexico much higher for the year.†

Stock selection lagged in the underweighted energy and consumer staples sectors. In consumer staples, Duane Reade, a regional drug store operator, missed analysts’ estimates as a result of higher operating costs. Delta & Pine, a leading commercial breeder, producer and marketer of cotton planting seed, announced lower cotton planting in the second half of the year, as a result of higher soybean plantings and higher soybean commodity prices.†

What were the major factors in the market that influenced the fund’s performance?

The U.S. equity markets delivered strong returns for the 12 months ending July 31, 2004 with small cap stocks outpacing large cap stocks during the period. The Dow Jones Industrial Average2 gained 12.2% and the NASDAQ Composite2 was up 8.8% for the one-year period while the cyclically-heavy Russell 2000 Value index gained 22.8%3.

Past performance does not guarantee future results.

[1]	The Lipper Small-Cap Core Funds Average is comprised mutual of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. For the one-, three- and five-year periods ended July 31, 2004 the Pacific Capital Small Cap Fund ranked 54, 14 and 10 out of 515, 418 and 293 funds in the Lipper Small-Cap Core Funds category, respectively. The Lipper Rankings are based on total returns and do not reflect a sales charge. Funds with multiple share classes have a common portfolio.
[2]	Dow Jones Industrial Average is a price-weighted average based on the price-only performance of 30 blue chip stocks (The average is computed by adding the prices of the 30 stocks and dividing by a denominator, which has been adjusted over the years for stocks splits, stock dividends and substitutions of stocks).

NASDAQ Composite Index is a market price only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign common stocks and American Depository Receipts.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital Small Cap Fund (cont.)

The broad-based economic recovery in the second half of 2003 resulted in double-digit earning growth through the first quarter of 2004 with cyclical stocks posting particularly strong profits.

Commodity prices rose sharply in the second half of 2003 driven by increased demand from China and a weaker U.S. dollar. As a result, metals and chemical stocks posted some of the strongest gains. Energy prices also rose sharply with oil topping $42 per barrel by June.

Bond yields rose sharply in April in anticipation of the first interest rate increase by the Fed in four years, causing interest-rate sensitive stocks to sell off sharply with REITs among the hardest hit.

Increased tensions in Iraq, and concerns about the strength of the U.S. economic recovery led to selling pressure more recently. In addition, high raw material and energy costs have put pressure on margins for manufacturing companies. These trends have been confirmed by cautious earnings guidance from companies for the second half of 2004.

What major changes have occurred in the portfolio during the period covered by the report?

The Fund’s holdings remain diversified across sectors and industries. As a result of the Russell reconstitution on June 30th, our relative overweight positions in Industrials and Consumer Discretionary stocks and our underweight positions in Utilities and Financials have increased.

What is your outlook for the Fund?

We believe the economy is recovering and earnings have generally been coming in ahead of expectations. However, fears of rapidly rising interest rates have recently given way to concerns about the strength of the economic recovery. Additionally, the Chinese government may be taking steps to slow economic growth, which could weaken commodity prices and impact our basic materials companies.

Overall, valuations continue to be a concern. However, the recent sharp sell off in many stocks may have presented some new opportunities.

We believe our diversified approach to managing small cap value, focusing on attractive valuation, financial strength and positive change should help the Fund perform relative to its benchmark in the coming market environment.

Pacific Capital Small Cap Fund (cont.)

Sector Weightings as of July 31, 2004

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

For performance purposes, the above graph has not been adjusted for CDSC charges. The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark. The chart above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2004

	1 Year	5 Year	Since Inception (12/3/98)
Class A Shares*	20.86%	15.84%	15.17%
Class B Shares**	22.48%	16.09%	15.29%
Class C Shares**	25.56%	16.21%	15.39%
Class Y Shares (No Sales Charge)	27.78%	17.35%	16.51%

*	Reflects 5.25% Maximum Front-End Sales Charge.
**	Reflects Maximum Contingent Deferred Sales Charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares.

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232.

The Pacific Capital Funds are distributed by BISYS Fund Services. The Asset Management Group of Bank of Hawaii provides investment advisory and other services to the Fund and receives fees for those services. Nicholas-Applegate Capital Management is sub-advisor to the Fund and is paid a fee for its services.

The Pacific Capital Small Cap Fund’s inception date was December 3, 1998. Class A, Class B and Class C shares were not in existence prior to December 8, 1998, December 20, 1998 and April 30, 2004, respectively. Performance information for Class C shares is based upon the performance of Class B shares from inception. Performance calculated for any period up to and through such inception dates is based upon the performance of Class Y shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, before and after-tax total return figures may have been adversely affected.

The performance of the Pacific Capital Small Cap Fund is measured against the Russell 2000® Value Index, an unmanaged index comprised of securities in the Russell 2000® Index with a less-than-average growth orientation. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Pacific Capital Mid-Cap Fund

Investment Style

Domestic, mid-cap, blend

Investment Objective

Long-term capital appreciation by investing in a diversified portfolio of mid-capitalization companies– average market cap of $410 million to $11.3 billion – that are reasonably priced, fundamentally strong and exhibit better growth expectations relative to peers.

Investment Considerations

Mid-capitalization stocks typically carry additional risk, since smaller companies generally have a higher risk of failure and have experienced a greater degree of volatility. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, such as investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investment Process

•	Quantitative research analysis with fundamental research overlay

•	Quantitative analysts use proprietary screen to evaluate expectations, valuation and quality of 3,000 stocks

•	Fundamental analysts identify factors not included in the screen to determine most attractive stocks

•	Portfolio construction emphasizes stock selection and seeks to neutralize risk elements that are not consistently rewarded

Investment Management

Advised by The Asset Management Group of Bank of Hawaii

Sub-Advised by Bankoh Investment Partners, LLC, (BIP), a joint venture between Bank of Hawaii and Chicago Equity Partners (CEP)

•	Jim Miller, Chairman, and Doug Coughenour, CEO, of CEP lead the core domestic equity team responsible for day-to-day investment decisions

•	CEP specializes in core domestic equity markets

•	Founded in 1989, CEP investment management team averages 17 years experience

•	CEP currently oversees more than $5 billion in assets

How did the Fund perform compared to its benchmark?

From the Fund’s inception on 12/30/03 through 7/31/04, the Fund outperformed the S&P 400 MidCap Index with a return of 3.50% (Class A Shares at NAV). In comparison, the benchmark produced a 0.53% return. Excess return for this time period was due to security selection, as would be expected with our investment process. Our process virtually eliminates cash exposure, while neutralizing style tilts, industry weightings, and market capitalization. As a result, portfolio excess performance is attained through superior security selection utilizing our proprietary investment process and integrated research. The Fund had strong performance from most market sectors, with the strongest security performance from the Healthcare and Industrial sectors.†

What were the major factors in the market that influenced the Fund’s performance?

Equity markets started the year strong, but ended July in negative territory for most benchmarks. The core mid cap indexes are the few benchmarks that ended July in positive territory. Earnings for the first and second quarter have come in strong, 24% for the first quarter and between 20-25% for the second quarter. The major factors affecting the market this year have been oil prices, rising inflation and interest rates, and geopolitics/war on terror. The fundamentals of the market, including corporate revenues and earnings, consumer spending, and capital expenditures began the year strong, but have recently hit a soft spot. Of course, fears of inflation, prospects of further Fed tightening, crude oil in the $40 range, and challenges of returning sovereignty to Iraq are all factors that impact market valuations. But these headwinds may have been discounted at a greater rate than the positive outlook of corporate profit expectations.

What major changes have occurred in the portfolio during the period covered by the report?

Other than the normal re-balancing that occurs throughout this time period, no major changes have occurred in the portfolio. Bankoh Investment Partners began managing the Pacific Capital Mid Cap Fund as of 12/30/03. At that time, the portfolio was constructed using proprietary quantitative research and fundamental input. The quantitative research is designed to refine large amounts of data into usable information for the fundamental portfolio managers. The portfolio managers use this information to assist them in determining the most attractive stocks within each industry. Cash exposure is virtually eliminated while neutralizing style tilts, industry weightings, and capitalization. The result is a portfolio with benchmark-like risk characteristics. We strive for predictable returns at a comfortable risk level.

What is your outlook for the Fund?

In the near-term, continued strength in corporate profits should gain recognition over various macro risk factors. Over the long-term, the combination of higher interest rates and strong profit margins will make multiple expansions difficult to achieve. With inflation likely to move higher, we believe it will be tough for stocks to escape the gravitational pull of the long-term average P/E ratios.1

With our sights firmly fixed on our quantitative and fundamental investing process, we will stay focused on our long-term investment responsibilities. Our discipline and process allows us to virtually eliminate emotional stock decisions and focus on the long term fundamental prospects of the companies. We are careful at measuring the risk we are taking in the portfolio, and continue to believe we can achieve positive returns through precise portfolio construction and prudent security selection.

Overall, our philosophy will not change based on short-term trends or conditions in the market. Our goal is to add value through security selection, while attempting to manage other risk factors, such as market timing and sector rotation, for which there is not adequate compensation by the market.

Past performance does not guarantee future results.

[1]	Price to Earnings Ratio is the valuation ratio of a company’s current share price compared to its per share earnings.
†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital Mid-Cap Fund (cont.)

Sector Weightings as of July 31, 2004

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

For performance purposes, the above graph has not been adjusted for CDSC charges. The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark. The chart above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Aggregate Total Returns as of July 31, 2004

Since Inception (12/30/03)
Class A Shares*	-1.90%
Class C Shares**	2.31%
Class Y Shares (No Sales Charge)	3.69%

*	Reflects 5.25% Maximum Front-End Sales Charge.
**	Reflects Maximum Contingent Deferred Sales Charge (CDSC) of up to 1.00%.

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232.

The Pacific Capital Funds are distributed by BISYS Fund Services. The Asset Management Group of Bank of Hawaii provides investment advisory and other services to the Fund and receives fees for those services. Bankoh Investment Partners, LLC, is sub-advisor to the Fund and is paid a fee for its services.

Class C shares were not in existence April 30, 2004. Performance calculated for any period up to and through April 30, 2004, is based upon the performance of Class A shares, which does not reflect the higher 12b-1 fees and contingent deferred sales charge (“CDSC”). Had the higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Mid-Cap Fund is measured against the S&P 400 MidCap Index, an unmanaged market capitalization-weighted index of 400 medium capitalization stocks. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Pacific Capital Growth Stock Fund

Investment Style

Domestic, large-cap, growth

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, such as investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investment Objective

Long-term capital appreciation with a secondary emphasis on dividend income, by investing in a diversified portfolio of large-capitalization companies – greater than $1 billion – whose earnings are expected to grow faster than the average for the U.S. market.

Investment Process

•	Top-down macroeconomic analysis of sector trends

•	Bottom-up fundamental research to identify attractive stocks

•	Rigorous quantitative risk analysis

Investment Management

Advised by The Asset Management Group of Bank of Hawaii (AMG)

•	Founded in 1898, AMG is Hawaii’s largest money manager with more than 40 investment professionals

•	Provides wealth management services to foundations, corporations, institutions and individual investors

•	$7.5 billion in assets under management

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2004, the Fund gained 3.55% (Class A Shares without sales charge), compared to its benchmark, the Russell 1000® Growth Index, which returned 8.51%.

For the same period, the Fund ranked in the 79th percentile among 604 funds in the Lipper Large-Cap Growth Funds universe.1

What were the major factors in the market that influenced the Fund’s performance?

Both the stock market and the Fund appreciated as the economy and corporate earnings advanced sharply over the last year. While the first half of the fiscal year was marked by strong stock price gains, the second half witnessed lower prices. The weakness in the second half reflected concerns associated with sharply higher oil prices, rising interest rates, election year uncertainties and terrorism.

Large capitalization growth stocks, the focus of the Fund, lagged the performance of smaller growth stocks. We believe weak stock selection and a large cap focus caused the Fund to trail its benchmark and contributed negatively to its low percentile ranking within its Lipper peer group.

What major changes have occurred in the portfolio during the period covered by the report?

Toward the end of the fiscal year, a number of measures were instituted to help improve stock selection. Specifically, a greater emphasis has been placed on holding securities in the Fund that possess favorable momentum, value and quality characteristics. In addition, a new security sell discipline was implemented in mid-June designed to help manage losses on unsuccessful selections. Finally, a heavier emphasis is being placed on companies exhibiting above average levels of earnings stability.

What is your outlook for the Fund?

We believe the stock market is not likely to resume an upward trajectory until uncertainties associated with the upcoming presidential election are resolved and fears of an election tied terrorist attack subside. Furthermore, the combined impact of high oil prices and rising short-term interest rates may tend to moderate near term market advances. Despite these difficulties, we believe the economy’s underpinnings appear sufficiently strong enough to produce respectable gains in corporate earnings through next year.

Past performance does not guarantee future results.

[1]	The Lipper Large-Cap Growth Funds Average is comprised of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. For the one-, five and ten-year periods ended July 31, 2004 the Pacific Capital Growth Stock Fund ranked 476, 139 and 56 out of 604, 350 and 109 funds in the Lipper Large-Cap Growth Funds category, respectively. The Lipper Rankings are based on total returns and do not reflect a sales charge. Funds with multiple share classes have a common portfolio.

Pacific Capital Growth Stock Fund (cont.)

Sector Weightings as of July 31, 2004

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

For performance purposes, the above graph has not been adjusted for CDSC charges. The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark. The chart above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2004

	1 Year	5 Year	10 Year
Class A Shares*	-1.87%	-5.87%	7.12%
Class B Shares**	-1.23%	-5.64%	7.21%
Class C Shares**	1.77%	-5.53%	7.21%
Class Y Shares (No Sales Charge)	3.85%	-4.57%	7.99%

*	Reflects 5.25% Maximum Front-End Sales Charge.
**	Reflects Maximum Contingent Deferred Sales Charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares. The B Share CDSC does not apply to performance over 6 years; therefore, the 10-year return does not reflect the CDSC.

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232.

The Pacific Capital Funds are distributed by BISYS Fund Services. The Asset Management Group of Bank of Hawaii provides investment advisory and other services to the Fund and receives fees for those services.

The quoted performance of the Pacific Capital Growth Stock Fund includes the performance of certain common trust fund (“Commingled”) accounts advised by The Asset Management Group of Bank of Hawaii and managed the same as the Fund in all material respects, for periods dating back to July 31, 1994, and prior to the Fund’s commencement of operations on November 1, 1993, for the A Class, and on October 14, 1994, for the Y Class, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts’ performance may have been adversely affected.

Class B and Class C shares of the Fund commenced operations on March 2, 1998 and April 30, 2004, respectively. Performance information for Class C shares is based upon the performance of Class B shares from inception. Performance calculated for any period up to and through March 2, 1998 is based upon the performance of Class A shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return figures may have been adversely affected. Performance figures reflect no deduction for taxes.

The performance of the Pacific Capital Growth Stock Fund is measured against the Russell 1000® Growth Index which measures the performance of 1,000 securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

Pacific Capital Growth and Income Fund

Investment Style

Domestic, large-cap, blend

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, such as investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investment Objective

Long-term capital appreciation with a secondary emphasis on dividend income, by investing in a diversified portfolio of large-capitalization dividend-paying companies – greater than $1 billion – whose earnings are expected to grow at above-average rates in relation to industry peers.

Investment Process

•	Top-down macroeconomic analysis of sector trends

•	Bottom-up fundamental research to identify attractive stocks

•	Rigorous quantitative risk analysis

Investment Management

Advised by The Asset Management Group of Bank of Hawaii (AMG)

•	Founded in 1898, AMG is Hawaii’s largest money manager with more than 40 investment professionals

•	Provides wealth management services to foundations, corporations, institutions and individual investors

•	$7.5 billion in assets under management

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2004, the Fund gained 9.11% (Class A Shares without sales charge), compared to its benchmark, the Standard and Poor’s 500 Index, which returned 13.16%.

For the same period, the Fund ranked in the 58th percentile among 958 funds in the Lipper Large-Cap Core Funds universe.1

What were the major factors in the market that influenced the Fund’s performance?

Overall, the stock market was strong for the past fiscal year. The period began with a continuation of the rally that started in March 2003, after the start of the second Iraqi war. Economic growth as measured by real GDP2 (Gross Domestic Product) accelerated to 7.4% in the third quarter before dropping to the 4-4.5% range. Corporate profits also began to pick up, helping to fuel the rally until early March of this year, when geopolitical concerns, higher oil prices and renewed weak job creation precipitated a market correction, which still persists. The FOMC (Federal Open Market Committee) also began to raise the Federal Funds rate, although it reassured investors that the pace of monetary tightening will be gradual. The Fund was impacted by its overweight in the technology, and to a lesser extent, the financial and consumer discretionary sectors. It was helped late in the fiscal year by its overweight in the energy and industrial sectors and its underweight in health care.†

What major changes have occurred in the portfolio during the period covered by the report?

A new stock selection strategy was initiated during the period that emphasizes equities exhibiting favorable momentum, quality and value characteristics. A new security sell discipline was implemented in mid-June designed to help manage losses on unsuccessful selections.

What is your outlook for the Fund?

We believe current market concerns may subside within the next several months, supporting a rally in the equity markets. We also anticipate that the FOMC will not be overly restrictive with monetary policy, should the economy continue to grow and produce respectable earnings growth.

Past performance does not guarantee future results.

[1]	The Lipper Large-Cap Core Funds Average is comprised of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. For the one- and five-year periods ended July 31, 2004 the Pacific Capital Growth and Income Fund ranked 548 and 357 out of 958 and 601 funds in the Lipper Large-Cap Core Funds category, respectively. The Lipper Rankings are based on total returns and do not reflect a sales charge. Funds with multiple share classes have a common portfolio.
[2]	Gross Domestic Product is the measure of the market value of the goods and services produced by labor and property in the United States.
†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital Growth and Income Fund (cont.)

Sector Weightings as of July 31, 2004

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

For performance purposes, the above graph has not been adjusted for CDSC charges. The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark. The chart above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2004

	1 Year	5 Year	10 Year
Class A Shares*	3.40%	-4.93%	7.55%
Class B Shares**	4.33%	-4.75%	7.60%
Class C Shares**	7.33%	-4.60%	7.60%
Class Y Shares (No Sales Charge)	9.39%	-3.65%	8.37%

*	Reflects 5.25% Maximum Front-End Sales Charge.
**	Reflects Maximum Contingent Deferred Sales Charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares. The B Share CDSC does not apply to performance over 6 years; therefore, the 10-year return does not reflect the CDSC.

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232.

The Pacific Capital Funds are distributed by BISYS Fund Services. The Asset Management Group of Bank of Hawaii provides investment advisory and other services to the Fund and receives fees for those services.

The quoted performance of the Pacific Capital Growth and Income Fund (“Fund”) includes the performance of certain common trust fund (“Commingled”) accounts advised by The Asset Management Group of Bank of Hawaii and managed the same as the Fund in all material respects, for periods dating back to July 31, 1994, and prior to the Fund’s commencement of operations on October 14, 1994, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts’ performance may have been adversely affected.

Class B and Class C shares of the Fund commenced operations on March 2, 1998 and April 30, 2004, respectively. Performance information for Class C shares is based upon the performance of Class B shares from inception. Performance calculated for any period up to and through March 2, 1998 is based upon the performance of Class A shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return figures may have been adversely affected. Performance figures reflect no deduction for taxes.

The performance of the Pacific Capital Growth and Income Fund is measured against the Standard & Poor’s 500 Stock Index, an unmanaged index generally representative of the broad domestic stock universe. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Pacific Capital Value Fund

Investment Style

Domestic, large-cap, value

Investment Objective

Long-term capital appreciation with a secondary emphasis on dividend income, by investing in a diversified portfolio of large-capitalization companies – greater than $1 billion – believed to be undervalued, fundamentally strong and undergoing positive change.

Investment Considerations

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, such as investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investment Process

•	Top-down macroeconomic analysis of sector trends

•	Bottom-up fundamental research to identify attractive stocks

•	Rigorous quantitative risk analysis

Investment Management

Advised by The Asset Management Group of Bank of Hawaii (AMG)

•	Founded in 1898, AMG is Hawaii’s largest money manager with more than 40 investment professionals

•	Provides wealth management services to foundations, corporations, institutions and individual investors

•	$7.5 billion in assets under management

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2004, the Fund gained 14.52% (Class A Shares without sales charge), compared to its benchmark, the Russell 1000® Value Index, which returned 17.68%.

For the same period, the Fund ranked in the 50th percentile among 409 funds in the Lipper Large-Cap Value Funds universe.1

What were the major factors in the market that influenced the Fund’s performance?

Over the past 12 months, the market was marked by a myriad of events that brought solid gains in the first half of the period and eroding momentum in the back half. In the end, the market managed to finish in positive territory with the Dow Jones Industrial Average2, NASDAQ2, and Standard & Poor’s 500 Index2 returning 12.2%, 8.8%, and 13.2%, respectively. Improvements in the economy and increases in manufacturing activity were offset by anemic job growth and lingering fears over terrorism. In addition, exorbitant energy prices served to dampen investors’ enthusiasm for stocks in the latter half due to concerns over slowing corporate earnings growth and consumer spending. Investors also witnessed the first interest rate hike in four years as the Federal Open Market Committee increased the federal funds rate by an expected 25 basis points (0.25%) to 1.25%.

The Pacific Capital Value Fund underperformed the benchmark for the period primarily due to stock selection in financials, materials, and consumer discretionary; however this was mitigated by positive contributions from an overweight in energy and industrials sectors. The Fund’s focus on large capitalization stocks also contributed negatively to performance as investors continued to prize small cap stocks versus large cap stocks for the period.†

What major changes have occurred in the portfolio during the period covered by the report?

During the last half of the period, the financial sector in the Fund was brought from an overweight to an underweight relative to the index given the backdrop of a rising interest rate environment. An annual rebalancing event for the Russell Indexes at the end of June resulted in the Fund adding positions in the industrial and information technology sectors. The Fund added to General Electric and initiated Microsoft as they entered the Russell 1000® Value Index with significant weightings. In addition, a greater emphasis was placed on securities that exhibited favorable momentum, value and quality characteristics.†

What is your outlook for the Fund?

A mixture of economic and earnings news coupled with terrorism concerns and soaring energy prices may have contributed to the volatility of the markets over the past 12 months. The markets winning streak from last year came to a halt earlier in the period as macro and geopolitical factors coupled with election uncertainty created an overhang that limited upside movement in the midst of strong corporate earnings. However, with sustained increases in manufacturing activity in conjunction with an improving economic and employment picture, we believe the outlook is positive for equity markets.

Past performance does not guarantee future results.

[1]	The Lipper Large-Cap Value Funds Average is comprised of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. For the one- and five-year periods ended July 31, 2004 the Pacific Capital Value Fund ranked 204 and 154 out of 409 and 218 funds in the Lipper Large-Cap Value Funds category, respectively. The Lipper Rankings are based on total returns and do not reflect a sales charge. Funds with multiple share classes have a common portfolio.
[2]	Dow Jones Industrial Average is a price-weighted average based on the price-only performance of 30 blue chip stocks (The average is computed by adding the prices of the 30 stocks and dividing by a denominator, which has been adjusted over the years for stocks splits, stock dividends and substitutions of stocks).

NASDAQ Composite Index is a market price only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign common stocks and American Depository Receipts.

S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital Value Fund (cont.)

Sector Weightings as of July 31, 2004

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

For performance purposes, the above graph has not been adjusted for CDSC charges. The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark. The chart above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2004

	1 Year	5 Year	Since Inception (12/3/98)
Class A Shares*	8.48%	-1.65%	-0.06%
Class B Shares**	9.55%	-1.53%	-0.02%
Class C Shares**	12.69%	-1.34%	0.15%
Class Y Shares (No Sales Charge)	14.76%	-0.35%	1.14%

*	Reflects 5.25% Maximum Front-End Sales Charge.
**	Reflects Maximum Contingent Deferred Sales Charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares.

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232.

The Pacific Capital Funds are distributed by BISYS Fund Services. The Asset Management Group of Bank of Hawaii provides investment advisory and other services to the Fund and receives fees for those services.

The Pacific Capital Value Fund’s inception date was December 3, 1998. Total return calculations for the Fund include changes in share price and reinvestment of dividends and capital gains. Class A, Class B and Class C shares were not in existence prior to December 8, 1998, December 13, 1998 and April 30, 2004, respectively. Performance information for Class C shares is based upon the performance of Class B shares from inception. Performance calculated for any period up to and through such inception dates is based upon the performance of Class Y shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, before and after-tax total return figures may have been adversely affected.

The performance of the Pacific Capital Value Fund is measured against the Russell 1000 Value Index, unmanaged index is comprised of the securities that tend to exhibit low price-to-book and price-to-earnings ratios. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Pacific Capital Diversified Fixed Income Fund

Investment Style

High-quality, intermediate-term, taxable

Investment Objective

High current income consistent with capital preservation by investing in intermediate-term debt securities issued or guaranteed by the U.S. Government or corporate debt securities rated “A” or better by Standard and Poor’s.

Investment Considerations

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Generally, bond prices fall when interest rates rise, and vice versa. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investment Process

•	Top-down macroeconomic analysis of interest rate trends

•	Bottom-up credit research to identify high quality bonds

•	Rigorous quantitative risk analysis

Investment Management

Advised by The Asset Management Group of Bank of Hawaii

Investment Management

Advised by The Asset Management Group of Bank of Hawaii (AMG)

•	Founded in 1898, AMG is Hawaii’s largest money manager with more than 40 investment professionals

•	Provides wealth management services to foundations, corporations, institutions and individual investors

•	$7.5 billion in assets under management

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2004, the Fund gained 3.46% (Class A Shares without sales charge), compared to its benchmark, the Merrill Lynch Government/Corporate Master Index, which returned 4.62%. For the same period, the Fund ranked in the 85th percentile among 201 funds in the Lipper Corporate Debt Funds A Rated universe.1

What were the major factors in the market that influenced the Fund’s performance?

While the 10-year Treasury yield started and ended the 12-month period at approximately 4.5%, there was a lot of volatility in between. The 10-year Treasury reached a low of 3.68% in March and a high of 4.85% in mid-June. As anticipated in last year’s report, we had to “earn the coupon” over the last four quarters. While investors reached down the credit curve to capture higher yields, we continued to focus on high quality bonds, a strategy that caused us to slightly underperform our benchmark. However, over the long-run, our strategy has been successful, and for the three year period ended July 31, 2004, the Fund was designated a Lipper Leader for Consistent Return in the Corporate Debt A Rated Funds category.2

What is your outlook for the Fund?

Over the next few quarters, we expect rates (and thus prices) to remain in a fairly narrow trading range. Currently, we see short-term rates trending a bit higher, with 10-year securities trading in a range of 4.5% to 5.0%. As we reach the lower end of that band, we have shortened the Fund’s duration, as a defensive posture. In addition, we have added positions in floating rate securities and bonds with sinking fund payments. We believe this defensive strategy will allow us to take advantage of the higher short-term interest rates we anticipate. Going forward we will continue to focus on high quality bonds. We are currently overweight in corporate bonds and will closely follow geopolitical and economic news to ensure the Fund remains positioned to provide attractive returns.†

Past performance does not guarantee future results.

[1]	The Lipper Corporate Debt Funds A Rated Average is comprised of mutual funds that Invests at least 65% of their assets in corporate debt issues rated “A” or better or government issues. For the one-, three-, and five-year periods ended July 31, 2004 the Pacific Capital Diversified Fixed Income Fund ranked 171, 42 and 38 out of 201, 159 and 123 funds in the Lipper Corporate Debt Funds A Rated category, respectively. The Lipper Rankings are based on total returns and do not reflect a sales charge. Funds with multiple share classes have a common portfolio.
[2]	Lipper ratings for Consistent Return reflect funds’ historical total return performance relative to peers as of July 31, 2004. The ratings are subject to change every month and are based on an equal-weighted average of percentile ranks for the Consistent Return metrics over three-, five-, and ten-year periods (if applicable). The highest 20% of funds in each peer group are named Lipper Leaders for Consistent Return, the next 20% receive a score of 2, the middle 20% are scored 3, the next 20% are scored 4, and the lowest 20% are scored 5. The Pacific Capital Diversified Fixed Income Fund was rated among 153 Corporate Debt A Rated Funds for the overall period. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at www.lipperleaders.com. Lipper Leader Copyright 2002, Reuters, All Rights Reserved.
†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital Diversified Fixed Income Fund (cont.)

Portfolio Composition as of July 31, 2004

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

For performance purposes, the above graph has not been adjusted for CDSC charges. The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark. The chart above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2004

	1 Year	5 Year	10 Year
Class A Shares*	-0.68%	5.87%	6.06%
Class B Shares**	-1.22%	5.80%	6.02%
Class C Shares**	1.63%	5.94%	6.01%
Class Y Shares (No Sales Charge)	3.73%	7.01%	6.82%

*	Reflects 4.00% Maximum Front-End Sales Charge.
**	Reflects Maximum Contingent Deferred Sales Charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares. The B Share CDSC does not apply to performance over 6 years; therefore, the 10-year return does not reflect the CDSC.

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232.

The Pacific Capital Funds are distributed by BISYS Fund Services. The Asset Management Group of Bank of Hawaii provides investment advisory and other services to the Fund and receives fees for those services.

The quoted performance of the Pacific Capital Diversified Fixed Income Fund includes the performance of certain common trust fund (“Commingled”) accounts advised by The Asset Management Group of Bank of Hawaii and managed the same as the Fund in all material respects, for periods dating back to July 31, 1994, and prior to the Fund’s commencement of operations on October 14, 1994, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts’ performance may have been adversely affected.

Class B and Class C shares of the Fund commenced operations on March 2, 1998 and April 30, 2004, respectively. Performance information for Class C shares is based upon the performance of Class B shares from inception. Performance calculated for any period up to and through March 2, 1998 is based upon the performance of Class A shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return figures may have been adversely affected. Performance figures reflect no deduction for taxes.

The performance of the Pacific Capital Diversified Fixed Income Fund is measured against the Merrill Lynch Government/Corporate Master Index, an unmanaged index generally representative of the performance of corporate and U.S. Government bonds. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Pacific Capital Tax Free Securities Fund

Investment Style

High-quality, intermediate-term, tax-exempt

Investment Objective

High level of tax-exempt income by investing at least 80% in debt securities exempt from federal and the alternative minimum tax, with 50% to 60% in Hawaii municipal obligations exempt from Hawaii state tax.

Investment Considerations

The Fund’s income may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Generally, bond prices and values fall when interest rates rise, and vice versa.

Investment Process

•	Top-down macroeconomic analysis of interest rate trends

•	Bottom-up credit research to identify high quality bonds

•	Rigorous quantitative risk analysis

Investment Management

Advised by The Asset Management Group of Bank of Hawaii (AMG)

•	Founded in 1898, AMG is Hawaii’s largest money manager with more than 40 investment professionals

•	Provides wealth management services to foundations, corporations, institutions and individual investors

•	$7.5 billion in assets under management

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2004, the Fund gained 4.32% (Class A Shares without sales charge), compared to the Lipper General Municipal Debt Funds Average1 return of 5.32%, and its benchmark, the Lehman Brothers Municipal Bond Index, which returned 5.79%.

For the same period, the Fund ranked in the 84th percentile among 292 funds in the Lipper General Municipal Debt Funds universe.2

What were the major factors in the market that influenced the Fund’s performance?

For the fiscal year ended July 31, 2004, the fixed income markets continued to experience relatively high interest rate volatility. After a dramatic increase at the end of the fiscal year 2003, interest rates declined throughout first quarter of 2004. Then, in second quarter 2004, we saw another significant surge in rates across the intermediate- to long-end of the yield curve, and rates ended the year close to where they started with the 10-year AAA bonds yielding just under 4.00%.

The surge in rates at the beginning of second quarter 2004 essentially discounted the anticipated reaction by the Federal Reserve Board (“Fed”) for solid economic growth and improved labor market conditions. By the end of the second quarter, the Federal Open Market Committee raised the overnight rate from 1.00% to 1.25% (and subsequently to 1.50%). This much-anticipated “removal of policy accommodation” set a new direction toward interest rate tightening that we believe will proceed at a “measured pace.”

What major changes have occurred in the portfolio during the period covered by the report?

According to Investment Company Institute “Trends in Mutual Fund Investing,” the assets in bond funds experienced a general decline during 2004, particularly with the surge in rates beginning early in the second quarter. The Tax Free Securities Fund has not been immune to this decline in assets. To meet the decline we sold securities, primarily in the short end of the curve, in order to minimize the effect of capital gains. Nevertheless, these security sales resulted in some gains for the fiscal year 2004.†

What is your outlook for the Fund?

Although the Fed has begun a tightening cycle, intermediate rates have actually declined. High oil prices and geopolitical uncertainty may have lowered the trajectory of economic growth, but we believe the growth will continue and should result in a gradual increasing trend for the interest rate outlook. Considering this outlook, we expect to remain relatively defensive in managing the interest rate risk in the Fund.

Past performance does not guarantee future results.

[1]	Lipper General Municipal Debt Funds Average is comprised of mutual funds that invest at 65% of their assets in municipal debt issues in the top four credit ratings.
[2]	For the one-, three- and ten-year periods ended July 31, 2004 the Pacific Capital Tax Free Securities Fund ranked 245, 80 and 73 out of 292, 264 and 230 funds in the Lipper General Municipal Debt Funds category, respectively. The Lipper Rankings are based on total returns and do not reflect a sales charge. Funds with multiple share classes have a common portfolio.
†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital Tax Free Securities Fund (cont.)

Credit Quality as of July 31, 2004

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

For performance purposes, the above graph has not been adjusted for CDSC charges. The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark. The chart above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2004

	1 Year	5 Year	10 Year
Class A Shares*	0.13%	4.45%	5.08%
Class B Shares**	-0.44%	4.37%	5.05%
Class C Shares**	2.55%	4.54%	5.05%
Class Y Shares (No Sales Charge)	4.59%	5.58%	5.81%

*	Reflects 4.00% Maximum Front-End Sales Charge.
**	Reflects Maximum Contingent Deferred Sales Charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares. The Class B CDSC does not apply to performance over 6 years; therefore, the 10-year return does not reflect the CDSC.

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232.

The Pacific Capital Funds are distributed by BISYS Fund Services. The Asset Management Group of Bank of Hawaii provides investment advisory and other services to the Fund and receives fees for those services.

The quoted performance of the Pacific Capital Tax-Free Securities Fund includes the performance of certain common trust fund (“Commingled”) accounts advised by The Asset Management Group of Bank of Hawaii and managed the same as the Fund in all material respects, for periods dating back to July 31, 1994, and prior to the Fund’s commencement of operations on October 14, 1994, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts’ performance may have been adversely affected.

Class B and Class C shares of the Fund commenced operations on March 2, 1998 and April 30, 2004, respectively. Performance information for Class C shares is based upon the performance of Class B shares from inception. Performance calculated for any period up to and through March 2, 1998 is based upon the performance of Class A shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return figures may have been adversely affected. Performance figures reflect no deduction for taxes.

The performance of the Pacific Capital Tax-Free Securities Fund is measured against the Lehman Brothers Municipal Bond Index, which is an unmanaged index generally representative of a broad range of maturities. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Pacific Capital Short Intermediate U.S. Government Securities Fund

Investment Style

High-quality, short-term, taxable

Investment Objective

High current income consistent with capital preservation with a secondary emphasis in capital appreciation, by investing 100% of total investable assets in short-term (one to five years) bonds, notes and T-bills issued by the U.S. Government and it agencies, and in collateralized repurchase agreements.

Investment Considerations

Bonds offer a relatively stable level of income, although bond prices will fluctuate with interest rate changes providing the potential for principal gain or loss. Generally, bond prices and values fall when interest rates rise, and vice versa. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. Government and agency guarantees apply only to the underlying securities and not to the Fund.

Investment Process

•	Top-down macroeconomic analysis of interest rate trends

•	Bottom-up credit research to identify high quality bonds

•	Rigorous quantitative risk analysis

Investment Management

Advised by The Asset Management Group of Bank of Hawaii (AMG)

•	Founded in 1898, AMG is Hawaii’s largest money manager with more than 40 investment professionals

•	Provides wealth management services to foundations, corporations, institutions and individual investors

•	$7.5 billion in assets under management

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2004, the Fund gained 1.11% (Class A Shares without sales charge), compared to the Lipper Short U.S. Government Funds Average1 return of 1.06%, and its benchmark, the Merrill Lynch 1-5 Year U.S. Treasury Index, which returned 1.79%.

For the same period, the Fund ranked in the 47th percentile among 75 funds in the Lipper Short U.S. Government Funds universe.2

What were the major factors in the market that influenced the Fund’s performance?

The short one- to five-year Treasury note sold-off for the 12-month period, starting from three months out, with the two-year Treasury moving up in yield 94 basis points (0.94%). Most of the sell-off occurred sharply in April and May of 2004. Although rates moved up faster than we had anticipated, the Fund’s performance kept pace with our Lipper universe and benchmark. Our slightly longer maturity of up to five years allowed for sufficiently higher yields, which positively contributed to performance. Lastly, throughout the 12-month period the Fund has favored a benchmark neutral to short duration strategy, which in a rising rate environment added to our performance.

What major changes have occurred in the portfolio during the period covered by the report?

The Fund has reduced its callable Agency holdings in favor of shorter maturity non-callable issues that are less widely held and offer an attractive spread over benchmark securities. The tightening cycle began in June and were affirmed at the August Federal Open Market Committee (FOMC) meeting. At this writing the futures markets were trading with a high expectation for a 1.75% federal funds rate by the 11/10/04 FOMC meeting.†

What is your outlook for the Fund?

Although July 2004 gave us a glimpse of an Indian-summer, don’t try to leave the house without your jacket. Bond-winter storm-warnings remain in effect from here, as the weather can turn brutal on a dime. Look for the Fund to remain defensive well into 2005, as our investor base has consistently demonstrated greater interest in capital preservation over yield.

Past performance does not guarantee future results.

[1]	The Lipper Short U.S. Government Funds Average is comprised of the top funds in the category that invest at least 65% of their assets in securities issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than three years.
[2]	For the one-, five and ten-year periods ended July 31, 2004 the Pacific Capital Short Intermediate U.S. Government Securities Fund ranked 35, 9 and 17 out of 75, 59 and 39 funds in the Lipper Short U.S. Government Funds category, respectively. The Lipper Rankings are based on total returns and do not reflect a sales charge. Funds with multiple share classes have a common portfolio.
†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital Short Intermediate U.S. Government Securities Fund (cont.)

Portfolio Composition as of July 31, 2004

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

For performance purposes, the above graph has not been adjusted for CDSC charges. The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark. The chart above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2004

	1 Year	5 Year	10 Year
Class A Shares*	-1.17%	4.59%	4.90%
Class C Shares**	-0.05%	5.04%	5.12%
Class Y Shares (No Sales Charge)	1.38%	5.33%	5.41%

*	Reflects 2.25% Maximum Front-End Sales Charge.
**	Reflects Maximum Contingent Deferred Sales Charge (CDSC) of up to 1.00%.

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232.

The Pacific Capital Funds are distributed by BISYS Fund Services. The Asset Management Group of Bank of Hawaii provides investment advisory and other services to the Fund and receives fees for those services.

Class C shares of the Fund commenced operations on April 30, 2004. Performance information for Class C shares is based upon the performance of Class A shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return figures may have been adversely affected. Performance figures reflect no deduction for taxes.

The performance for the Class Y Shares of the Pacific Capital Short Intermediate U.S. Government Securities Fund prior to 10/14/94 is based on the performance of the Class A Shares.

The performance of the Pacific Capital Short Intermediate U.S. Government Securities Fund is measured against the Merrill Lynch 1–5-Year U.S. Treasury Index, an unmanaged index which tracks the performance of Treasury bonds in a maturity range of one to five years. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Pacific Capital Tax-Free Short Intermediate Securities Fund

Investment Style

High-quality, short-term, tax-exempt

Investment Objective

High level of tax-exempt income by investing at least 80% in debt securities exempt from federal and the alternative minimum tax, with 50% to 60% in Hawaii municipal obligations exempt from Hawaii state tax. Seeks to provide greater price stability by maintaining an average maturity of two to five years.

Investment Considerations

The Fund’s income may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Generally, bond prices and values fall when interest rates rise, and vice versa. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investment Process

•	Top-down macroeconomic analysis of interest rate trends

•	Bottom-up credit research to identify high quality bonds

•	Rigorous quantitative risk analysis

Investment Management

Advised by The Asset Management Group of Bank of Hawaii (AMG)

•	Founded in 1898, AMG is Hawaii’s largest money manager with more than 40 investment professionals

•	Provides wealth management services to foundations, corporations, institutions and individual investors

•	$7.5 billion in assets under management

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2004, the Fund gained 1.53% (Class A Shares without sales charge), compared to the Lipper Short Intermediate Municipal Debt Funds Average1 return of 2.44%, and its benchmark, the Lehman Brothers 5-Year Municipal Bond Index, which returned 3.41%.

For the same period, the Fund ranked in the 78th percentile among 43 funds in the Lipper Short Intermediate Municipal Debt Funds.2

What were the major factors in the market that influenced the Fund’s performance?

For the fiscal year ended July 31, 2004, the fixed income markets continued to experience relatively high interest rate volatility. After a dramatic increase at the end of the fiscal year 2003, interest rates declined throughout first quarter of 2004. Then, in second quarter 2004, we saw another significant surge in rates across the short to intermediate end of the yield curve, and rates ended the year slightly higher than where they started with the 5-year AAA bonds yielding 3.00%.

The surge in rates at the beginning of second quarter 2004 essentially discounted the anticipated reaction by the Fed for solid economic growth and improved labor market conditions. By the end of the second quarter, the Federal Open Market Committee raised the overnight rate from 1.00% to 1.25% (and subsequently to 1.50%). This much-anticipated “removal of policy accommodation” set a new direction toward interest rate tightening that we believe will proceed at a “measured pace.”

What major changes have occurred in the portfolio during the period covered by the report?

This Fund experienced some inflows early in the fiscal year as money flowed out of long-term bond funds seeking shorter term funds. Since the beginning of 2004, the balances have remained steady.†

What is your outlook for the Fund?

Although the Fed has begun a tightening cycle, intermediate rates have actually declined. High oil prices and geopolitical uncertainty have lowered the trajectory of economic growth, but we believe the growth will continue and should result in a gradual increasing trend for the interest rate outlook. Considering this outlook, we expect to remain relatively defensive in managing the interest rate risk in the Fund.

Past performance does not guarantee future results.

[1]	The Lipper Short Intermediate Municipal Debt Funds Average is comprised of the top mutual funds in the category that invest in municipal debt issues with dollar-weighted average maturities of one to five years.
[2]	For the one- and five-year periods ended July 31, 2004 the Pacific Capital Tax-Free Short Intermediate Securities Fund ranked 34 and 24 out of 43 and 29 funds in the Lipper Short-Intermediate Municipal Debt Funds category, respectively. The Lipper Rankings are based on total returns and do not reflect a sales charge. Funds with multiple share classes have a common portfolio.
†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital Tax-Free Short Intermediate Securities Fund (cont.)

Credit Quality as of July 31, 2004

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

For performance purposes, the above graph has not been adjusted for CDSC charges. The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark. The chart above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2004

	1 Year	5 Year	10 Year
Class A Shares*	-0.77%	3.35%	3.46%
Class C Shares**	0.44%	3.81%	3.68%
Class Y Shares (No Sales Charge)	1.87%	4.10%	4.00%

*	Reflects 2.25% Maximum Front-End Sales Charge.
**	Reflects Maximum Contingent Deferred Sales Charge (CDSC) of up to 1.00%.

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232.

The Pacific Capital Funds are distributed by BISYS Fund Services. The Asset Management Group of Bank of Hawaii provides investment advisory and other services to the Fund and receives fees for those services.

The quoted performance of the Pacific Capital Tax-Free Short Intermediate Securities Fund includes the performance of certain common trust fund (“Commingled”) accounts advised by The Asset Management Group of Bank of Hawaii and managed the same as the Fund in all material respects, for periods dating back to July 31, 1994, and prior to the Fund’s commencement of operations on October 14, 1994, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities Exchange Commission and therefore were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts’ performance may have adversely affected.

Class C shares of the Fund commenced operations on April 30, 2004. Performance information for Class C shares is based upon the performance of Class A shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return figures may have been adversely affected. Performance figures reflect no deduction for taxes.

The performance of the Pacific Capital Tax-Free Short Intermediate Securities Fund is measured against the Lehman Brothers 5-Year Municipal Bond Index, an unmanaged index that generally tracks bonds with a maturity range of four to six years. It is important to note that the Fund may invest only in bonds with maturities of five years or less. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Pacific Capital Ultra Short Government Fund

Investment Style

High-quality, short-term, taxable

Investment Objective

High current income consistent with capital preservation by investing 100% of total investable assets in short-term debt securities (target duration of one year or less) issued or guaranteed by the U.S. Government and its agencies.

Investment Considerations

Bonds offer a relatively stable level of income, although bond prices will fluctuate with interest rate changes providing the potential for principal gain or loss. Generally, bond prices fall when interest rates rise, and vice versa. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. Government and agency guarantees apply only to the underlying securities and not to the Fund.

Investment Process

•	Top-down macroeconomic analysis of interest rate trends

•	Bottom-up credit research to identify high quality bonds

•	Rigorous quantitative risk analysis

Investment Management

Advised by The Asset Management Group of Bank of Hawaii (AMG)

•	Founded in 1898, AMG is Hawaii’s largest money manager with more than 40 investment professionals

•	Provides wealth management services to foundations, corporations, institutions and individual investors

•	$7.5 billion in assets under management

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2004, the Fund gained 0.36% (Class A Shares without sales charge), compared to the Lipper Ultra Short Obligations Funds Average1 return of 1.32%, and its benchmark, the Merrill Lynch 6-Month U.S. Treasury Bill Index, which returned 1.12%.

What were the major factors in the market that influenced the Fund’s performance?

The short one- to three-year Treasury sold-off for the 12-month period, starting from three months out, with the two-year Treasury moving up in yield 94 basis points (0.94%). Most of the sell-off occurred sharply in April and May of 2004. With rates moving up faster than we had anticipated, the Fund underperformed its Lipper average and benchmark primarily due to our callable positions and our effort to lower our duration by selling our callable positions into a buyers market.

What major changes have occurred in the portfolio during the period covered by the report?

The Fund has reduced its callable Agency holdings in favor of shorter maturity non-callable issues that are less widely held and offer an attractive spread over benchmark securities. The tightening cycle began in June and was affirmed at the August Federal Open Market Committee (FOMC) meeting. At the time of this writing, the futures markets were trading with a high expectation for a 1.75% federal funds rate by the 11/10/04 FOMC meeting.†

What is your outlook for the Fund?

Although July 2004 gave us a glimpse of an Indian-summer, don’t try to leave the house without your jacket. From here, bond-winter storm-warnings remain in effect, as the weather can turn brutal on a dime. Look for the Fund to remain defensive well into 2005, as our investor base has consistently demonstrated greater interest in capital preservation over yield.

Past performance does not guarantee future results.

[1]	The Lipper Ultra Short Obligations Funds Average is comprised of the top funds in the category that invest at least 65% of their assets in investment grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days.
†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital Ultra Short Government Fund (cont.)

Portfolio Composition as of July 31, 2004

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

For performance purposes, the above graph has not been adjusted for CDSC charges. The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark. The chart above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2004

	1 Year	Since Inception (6/1/00)
Class A Shares*	-1.94%	2.98%
Class B Shares**	-4.33%	2.36%
Class C Shares**	-1.37%	2.81%
Class Y Shares (No Sales Charge)	0.61%	3.81%

*	Reflects 2.25% Maximum Front-End Sales Charge.
**	Reflects Maximum Contingent Deferred Sales Charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares.

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232.

The Pacific Capital Funds are distributed by BISYS Fund Services. The Asset Management Group of Bank of Hawaii provides investment advisory and other services to the Fund and receives fees for those services.

Class A, Class B and Class C shares were not in existence prior to August 1, 2000, August 1, 2000 and April 30, 2004, respectively. Performance information for Class C shares is based upon the performance of Class B shares from inception. Performance calculated for any period up to and through August 1, 2000 is based upon the performance of Class Y shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, before and after-tax total return figures may have been adversely affected.

The Merrill Lynch 12-Month U.S. Treasury Index and the Merrill Lynch 6-Month U.S. Treasury Bill Index reflects the monthly return equivalents of yield averages that are not marked to the market. The fixed maturities are constructed by the Treasury department, and are based on the most actively traded marketable Treasury securities. Yields on these issues are based on composite quotes reported by U.S. Government securities dealers to the Federal Reserve Bank of New York. To obtain the constant maturity yields, personnel at Treasury construct a yield curve each business day, and yield values are then read from the curve at fixed maturities. Investors cannot invest directly in an index, although they can invest in the underlying securities.

PACIFIC CAPITAL FUNDS

Statements of Assets and Liabilities

July 31, 2004

	New Asia Growth Fund	International Stock Fund	Small Cap Fund	Mid-Cap Fund
ASSETS:
Investments, at value (cost $28,521,585; $61,415,078; $111,538,887; and $30,605,654, respectively)	$31,179,641	$60,168,030	$131,981,298	$31,589,233
Foreign currency (cost $187,160)	186,880	—	—	—
Interest and dividends receivable	63,543	63,278	131,124	23,979
Receivable for capital shares issued	—	—	24,593	—
Receivable from brokers for investments sold	208,602	792,854	1,246,210	64,365
Reclaims receivable	—	72,335	—	—
Prepaid expenses and other assets	24	3,297	3,429	208

Total Assets	31,638,690	61,099,794	133,386,654	31,677,785

LIABILITIES:
Payable to custodian	—	5,647	—	—
Payable for capital shares redeemed	—	1,421	—	—
Payable to brokers for investments purchased	—	341,728	1,841,743	772,590
Accrued expenses and other payables:
Investment advisory fees	10,816	18,291	44,713	4,570
Sub-investment advisory fees	13,520	31,356	63,598	5,217
Administration fees	646	1,317	2,840	288
Distribution fees	619	731	4,734	47
Other	22,173	33,320	18,005	9,737

Total Liabilities	47,774	433,811	1,975,633	792,449

NET ASSETS:
Capital (no par value)	30,880,732	90,607,763	93,564,970	30,493,530
Accumulated net investment income (loss)	(6,600)	(153,281)	—	3,406
Accumulated net realized gains (losses) from investments and foreign currency transactions	(1,940,497)	(28,543,711)	17,403,640	(595,179)
Net unrealized appreciation (depreciation) from investments and foreign currency transactions	2,657,281	(1,244,788)	20,442,411	983,579

Net Assets	$31,590,916	$60,665,983	$131,411,021	$30,885,336

Net Assets
Class A	$1,385,651	$883,738	$10,624,849	$186,217
Class B	368,600	607,505	3,098,581	—
Class C	9,257	9,490	46,298	10,090
Class Y	29,827,408	59,165,250	117,641,293	30,689,029

Total	$31,590,916	$60,665,983	$131,411,021	$30,885,336

Outstanding units of beneficial interest (shares)
Class A	120,906	119,273	643,258	18,024
Class B	33,248	85,530	194,385	—
Class C	835	1,337	2,904	978
Class Y	2,571,015	7,834,015	7,074,801	2,968,739

Total	2,726,004	8,040,155	7,915,348	2,987,741

Net Asset Value
Class A—redemption price per share	$11.46	$7.41	$16.52	$10.33

Class A—maximum sales charge	5.25%	5.25%	5.25%	5.25%

Class A—Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent)	$12.09	$7.82	$17.44	$10.90

Class B—offering price per share *	$11.09	$7.10	$15.94	$—

Class C—offering price per share *	$11.09	$7.10	$15.95	$10.32

Class Y—offering and redemption price per share	$11.60	$7.55	$16.63	$10.34

*	Redemption price per share varies based on length of time shares are held.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Assets and Liabilities, Continued

July 31, 2004

	Growth Stock Fund	Growth and Income Fund	Value Fund	Diversified Fixed Income Fund
ASSETS:
Investments, at value (cost $258,293,803; $131,605,288; $164,473,893; and $267,483,709, respectively)	$262,564,510	$141,370,223	$182,359,085	$274,568,495
Interest and dividends receivable	141,330	131,934	328,452	3,757,327
Receivable for capital shares issued	95	—	—	—
Receivable from brokers for investments sold	7,705,962	2,065,986	1,209,315	620,200
Prepaid expenses and other assets	8,284	4,922	4,120	5,715

Total Assets	270,420,181	143,573,065	183,900,972	278,951,737

LIABILITIES:
Distributions payable	—	—	—	58,252
Payable for capital shares redeemed	23,456	45,457	6,058	—
Payable to brokers for investments purchased	8,672,513	2,457,522	1,518,810	994,534
Accrued expenses and other payables:
Investment advisory fees	181,367	96,970	125,045	106,178
Administration fees	5,711	3,075	3,979	6,048
Distribution fees	13,425	7,658	1,676	4,899
Other	33,726	21,547	19,972	24,423

Total Liabilities	8,930,198	2,632,229	1,675,540	1,194,334

NET ASSETS:
Capital (no par value)	377,420,946	166,692,410	196,887,025	270,138,907
Accumulated net investment income (loss)	—	18,647	56,787	(54,739)
Accumulated net realized gains (losses) from investment transactions	(120,201,670)	(35,535,156)	(32,603,572)	588,449
Net unrealized appreciation from investments	4,270,707	9,764,935	17,885,192	7,084,786

Net Assets	$261,489,983	$140,940,836	$182,225,432	$277,757,403

Net Assets
Class A	$10,875,332	$5,538,607	$2,477,321	$5,221,525
Class B	12,804,459	7,508,953	1,349,128	4,397,017
Class C	11,234	9,900	10,081	10,078
Class Y	237,798,958	127,883,376	178,388,902	268,128,783

Total	$261,489,983	$140,940,836	$182,225,432	$277,757,403

Outstanding units of beneficial interest (shares)
Class A	1,381,766	475,449	295,809	472,696
Class B	1,722,272	679,145	163,445	398,766
Class C	1,511	895	1,221	914
Class Y	29,402,435	10,900,118	21,264,353	24,119,807

Total	32,507,984	12,055,607	21,724,828	24,992,183

Net Asset Value
Class A—redemption price per share	$7.87	$11.65	$8.37	$11.05

Class A—maximum sales charge	5.25%	5.25%	5.25%	4.00%

Class A—Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent)	$8.31	$12.30	$8.83	$11.51

Class B—offering price per share *	$7.43	$11.06	$8.25	$11.03

Class C—offering price per share *	$7.43	$11.06	$8.25	$11.02

Class Y—offering and redemption price per share	$8.09	$11.73	$8.39	$11.12

*	Redemption price per share varies based on length of time shares are held.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Assets and Liabilities, Continued

July 31, 2004

	Tax-Free Securities Fund	Short Intermediate U.S. Government Securities Fund	Tax-Free Short Intermediate Securities Fund	Ultra Short Government Fund
ASSETS:
Investments, at value (cost $326,914,725; $82,405,945; $70,548,805; and $225,499,765, respectively)	$354,528,868	$82,244,209	$71,703,187	$224,907,250
Cash	—	831	—	6,363
Interest and dividends receivable	3,981,069	876,336	739,176	1,000,348
Prepaid expenses and other assets	7,381	2,068	1,651	5,122

Total Assets	358,517,318	83,123,444	72,444,014	225,919,083

LIABILITIES:
Payable to custodian	376,624	—	—	—
Distributions payable	79,347	12,753	9,139	19,296
Accrued expenses and other payables:
Investment advisory fees	138,083	18,055	24,786	30,831
Administration fees	7,819	1,415	1,483	2,148
Distribution fees	5,574	365	1,024	3,517
Other	28,324	11,236	10,484	21,293

Total Liabilities	635,771	43,824	46,916	77,085

NET ASSETS:
Capital (no par value)	325,949,036	83,229,035	71,241,931	227,728,203
Accumulated net investment income	35	51	785	7,157
Accumulated net realized gains (losses) from investment transactions	4,318,333	12,270	—	(1,300,847)
Net unrealized appreciation (depreciation) from investments	27,614,143	(161,736)	1,154,382	(592,515)

Net Assets	$357,881,547	$83,079,620	$72,397,098	$225,841,998

Net Assets
Class A	$9,927,561	$1,723,970	$4,781,071	$8,743,005
Class B	4,054,335	—	—	1,964,618
Class C	10,085	10,001	10,021	9,970
Class Y	343,889,566	81,345,649	67,606,006	215,124,405

Total	$357,881,547	$83,079,620	$72,397,098	$225,841,998

Outstanding units of beneficial interest (shares)
Class A	925,824	175,835	463,958	865,641
Class B	378,126	—	—	194,534
Class C	940	1,021	972	987
Class Y	31,947,409	8,281,389	6,524,940	21,287,124

Total	33,252,299	8,458,245	6,989,870	22,348,286

Net Asset Value
Class A—redemption price per share	$10.72	$9.80	$10.30	$10.10

Class A—maximum sales charge	4.00%	2.25%	2.25%	2.25%

Class A—Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent)	$11.17	$10.03	$10.54	$10.33

Class B—offering price per share *	$10.72	$—	$—	$10.10

Class C—offering price per share *	$10.72	$9.80	$10.31	$10.10

Class Y—offering and redemption price per share	$10.76	$9.82	$10.36	$10.11

*	Redemption price per share varies based on length of time shares are held.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Operations

For the Year Ended July 31, 2004

	New Asia Growth Fund	International Stock Fund	Small Cap Fund	Mid-Cap Fund (a)
Investment Income:
Interest income	$7,475	$—	$1,785	$730
Dividend income	875,677	1,263,364	1,398,328	197,203
Foreign tax withholding	(96,287)	(143,375)	—	—

Total Investment Income	786,865	1,119,989	1,400,113	197,933

Expenses:
Investment advisory fees	122,624	287,523	595,228	84,351
Sub-investment advisory fees	153,279	404,198	679,751	28,117
Administration fees	49,050	102,231	190,474	22,494
Distribution fees—Class A	11,119	7,444	30,877	375
Distribution fees—Class B	4,876	6,155	29,824	—
Distribution fees—Class C	24	25	57	26
Accounting fees	19,643	34,844	39,252	7,004
Custodian fees	77,723	101,248	16,944	18,389
Transfer agent fees	48,780	57,999	67,479	14,480
Legal and audit fees	14,777	16,596	28,175	7,958
Trustees’ fees and expenses	1,930	4,212	7,107	718
Registration and filing fees	4,385	18,377	11,046	1,457
Other	10,028	15,813	26,235	5,952

Total expenses before voluntary fee reductions	518,238	1,056,665	1,722,449	191,321
Expenses voluntarily reduced:
Investment advisory fees	—	(63,893)	(119,044)	(65,109)
Administration fees	(3,065)	—	—	(12,793)
Distribution fees—Class A	(7,413)	(4,963)	(20,585)	(250)

Net Expenses	507,760	987,809	1,582,820	113,169

Net Investment Income (Loss)	279,105	132,180	(182,707)	84,764

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investments and foreign currency transactions	3,954,070	15,856,634	20,130,145	(595,179)
Net change in unrealized appreciation (depreciation) from investments and foreign currency transactions	(54,003)	(7,285,430)	5,505,970	983,579

Net realized/unrealized gains from investments and foreign currency transactions	3,900,067	8,571,204	25,636,115	388,400

Change in net assets resulting from operations	$4,179,172	$8,703,384	$25,453,408	$473,164

(a)	For the period from December 30, 2003 (commencement of operations) to July 31, 2004.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Operations, Continued

For the Year Ended July 31, 2004

	Growth Stock Fund	Growth and Income Fund	Value Fund	Diversified Fixed Income Fund
Investment Income:
Interest income	$183	$24	$31	$13,058,963
Dividend income	2,325,450	2,284,002	3,986,035	27,386

Total Investment Income	2,325,633	2,284,026	3,986,066	13,086,349

Expenses:
Investment advisory fees	2,352,122	1,209,505	1,611,613	1,671,315
Administration fees	470,427	241,902	322,324	445,686
Distribution fees—Class A	88,001	43,642	18,625	45,154
Distribution fees—Class B	139,662	78,523	13,628	47,247
Distribution fees—Class C	27	25	26	25
Accounting fees	89,477	48,164	63,163	91,375
Custodian fees	26,981	18,294	22,942	26,773
Transfer agent fees	140,121	93,426	64,028	78,349
Legal and audit fees	58,710	37,512	40,494	56,040
Trustees’ fees and expenses	19,357	10,152	13,921	18,045
Registration and filing fees	16,015	13,953	2,500	3,005
Other	70,080	40,329	41,298	56,279

Total expenses before voluntary fee reductions	3,470,980	1,835,427	2,214,562	2,539,293
Expenses voluntarily reduced:
Investment advisory fees	—	—	—	(417,833)
Distribution fees—Class A	(58,668)	(29,094)	(12,417)	(30,103)

Net Expenses	3,412,312	1,806,333	2,202,145	2,091,357

Net Investment Income (Loss)	(1,086,679)	477,693	1,783,921	10,994,992

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	13,073,624	4,474,683	15,033,655	1,052,158
Net change in unrealized appreciation (depreciation) from investments	1,041,744	8,976,819	11,813,971	(2,349,080)

Net realized/unrealized gains (losses) from investments	14,115,368	13,451,502	26,847,626	(1,296,922)

Change in net assets resulting from operations	$13,028,689	$13,929,195	$28,631,547	$9,698,070

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Operations, Continued

For the Year Ended July 31, 2004

	Tax-Free Securities Fund	Short Intermediate U.S. Government Securities Fund	Tax-Free Short Intermediate Securities Fund	Ultra Short Government Fund
Investment Income:
Interest income	$19,426,953	$3,103,825	$2,174,517	$6,350,641
Dividend income	19,966	—	17,860	—

Total Investment Income	19,446,919	3,103,825	2,192,377	6,350,641

Expenses:
Investment advisory fees	2,336,803	472,893	357,808	1,075,314
Administration fees	623,150	151,327	114,499	430,125
Distribution fees—Class A	83,914	35,774	31,466	74,628
Distribution fees—Class B	45,627	—	—	21,009
Distribution fees—Class C	25	25	25	25
Accounting fees	135,469	37,500	29,599	89,298
Custodian fees	31,389	11,788	19,887	25,490
Transfer agent fees	73,518	37,072	35,359	69,419
Legal and audit fees	76,057	23,386	18,382	56,818
Trustees’ fees and expenses	27,033	6,100	4,582	17,422
Registration and filing fees	3,053	1,410	1,164	2,586
Other	80,220	20,829	15,909	50,938

Total expenses before voluntary fee reductions	3,516,258	798,104	628,680	1,913,072
Expenses voluntarily reduced:
Investment advisory fees	(584,206)	(216,830)	(71,560)	(574,174)
Administration fees	—	(23,713)	(7,156)	(244,629)
Distribution fees—Class A	(55,943)	(23,850)	(20,977)	(49,752)

Net Expenses	2,876,109	533,711	528,987	1,044,517

Net Investment Income	16,570,810	2,570,114	1,663,390	5,306,124

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions	4,910,728	306,514	763	(1,296,620)
Net change in unrealized depreciation from investments	(3,327,446)	(1,657,833)	(413,702)	(2,714,011)

Net realized/unrealized gains (losses) from investments	1,583,282	(1,351,319)	(412,939)	(4,010,631)

Change in net assets resulting from operations	$18,154,092	$1,218,795	$1,250,451	$1,295,493

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Changes in Net Assets

	New Asia Growth Fund		International Stock Fund			Small Cap Fund
	For the Year Ended July 31, 2004	For the Year Ended July 31, 2003	For the Year Ended July 31, 2004		For the Year Ended July 31, 2003	For the Year Ended July 31, 2004	For the Year Ended July 31, 2003
From Investment Activities:
Operations:
Net investment income (loss)	$279,105	$117,818	$132,180		$389,047	$(182,707)	$104,354
Net realized gains (losses) from investments and foreign currency transactions	3,954,070	(1,615,763)	15,856,634		(7,799,455)	20,130,145	(126,637)
Net change in unrealized appreciation (depreciation) from investments and foreign currency transactions	(54,003)	2,477,911	(7,285,430)		9,465,637	5,505,970	15,810,277

Change in net assets resulting from operations	4,179,172	979,966	8,703,384		2,055,229	25,453,408	15,787,994

Distributions to Class A Shareholders:
From net investment income	(8,179)	(1,795)	—		—	—	(2,625)
From net realized gains	—	—	—		—	(65,734)	(150,765)
Distributions to Class B Shareholders:
From net investment income	(835)	—	—		—	—	—
From net realized gains	—	—	—		—	(65,678)	(242,247)
Distributions to Class Y Shareholders:
From net investment income	(230,042)	(62,183)	—		—	—	(195,037)
From net realized gains	—	—	—		—	(2,281,678)	(7,348,094)

Change in net assets from shareholder distributions	(239,056)	(63,978)	—		—	(2,413,090)	(7,938,768)

Change in net assets from share transactions	2,025,973	2,882,709	(10,005,847	)(a)	7,741,956 (a)	18,779,910	10,461,886

Change in net assets	5,966,089	3,798,697	(1,302,463)		9,797,185	41,820,228	18,311,112

Net Assets:
Beginning of year	25,624,827	21,826,130	61,968,446		52,171,261	89,590,793	71,279,681

End of year	$31,590,916	$25,624,827	$60,665,983		$61,968,446	$131,411,021	$89,590,793

Accumulated net investment loss	$(6,600)	$(2,574)	$(153,281)		$(539,640)	$—	$—

(a)	Include redemption fees collected of $5,141 and $64,304 for the years ended July 31, 2004 and July 31, 2003, respectively.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Changes in Net Assets, Continued

	Mid-Cap Fund	Growth Stock Fund		Growth and Income Fund
	For the Period Ended July 31, 2004 (a)	For the Year Ended July 31, 2004	For the Year Ended July 31, 2003	For the Year Ended July 31, 2004	For the Year Ended July 31, 2003
From Investment Activities:
Operations:
Net investment income (loss)	$84,764	$(1,086,679)	$(969,611)	$477,693	$582,978
Net realized gains (losses) from investment transactions	(595,179)	13,073,624	(17,023,619)	4,474,683	(4,181,124)
Net change in unrealized appreciation from investments	983,579	1,041,744	47,151,913	8,976,819	17,295,259

Change in net assets resulting from operations	473,164	13,028,689	29,158,683	13,929,195	13,697,113

Distributions to Class A Shareholders:
From net investment income	(244)	—	—	(7,101)	(10,822)
Distributions to Class Y Shareholders:
From net investment income	(81,114)	—	—	(472,057)	(557,589)

Change in net assets from shareholder distributions	(81,358)	—	—	(479,158)	(568,411)

Change in net assets from share transactions	30,493,530	(27,709,543)	25,629,089	(23,591,266)	7,316,182

Change in net assets	30,885,336	(14,680,854)	54,787,772	(10,141,229)	20,444,884

Net Assets:
Beginning of year	—	276,170,837	221,383,065	151,082,065	130,637,181

End of year	$30,885,336	$261,489,983	$276,170,837	$140,940,836	$151,082,065

Accumulated net investment income	$3,406	$—	$—	$18,647	$20,112

(a)	For the period from December 30, 2003 (commencement of operations) to July 31, 2004.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Changes in Net Assets, Continued

	Value Fund		Diversified Fixed Income Fund		Tax-Free Securities Fund
	For the Year Ended July 31, 2004	For the Year Ended July 31, 2003	For the Year Ended July 31, 2004	For the Year Ended July 31, 2003	For the Year Ended July 31, 2004	For the Year Ended July 31, 2003
From Investment Activities:
Operations:
Net investment income	$1,783,921	$2,641,503	$10,994,992	$10,358,499	$16,570,810	$18,441,351
Net realized gains (losses) from investment transactions	15,033,655	(13,768,327)	1,052,158	6,645,110	4,910,728	1,612,128
Net change in unrealized appreciation (depreciation) from investments	11,813,971	27,939,859	(2,349,080)	(3,022,403)	(3,327,446)	(2,831,954)

Change in net assets resulting from operations	28,631,547	16,813,035	9,698,070	13,981,206	18,154,092	17,221,525

Distributions to Class A Shareholders:
From net investment income	(17,905)	(20,330)	(223,693)	(289,985)	(450,273)	(473,346)
From net realized gains	—	—	(96,653)	(66,756)	(57,424)	(67,655)
Distributions to Class B Shareholders:
From net investment income	(877)	(3,545)	(140,288)	(180,337)	(149,394)	(161,539)
From net realized gains	—	—	(83,363)	(52,356)	(23,132)	(31,494)
Distributions to Class C Shareholders:
From net investment income	(1)	—	(76)	—	(81)	—
Distributions to Class Y Shareholders:
From net investment income	(1,801,706)	(2,538,440)	(10,635,339)	(9,893,360)	(15,971,064)	(17,806,466)
From net realized gains	—	—	(4,687,113)	(2,192,141)	(1,898,709)	(2,406,209)

Change in net assets from shareholder distributions	(1,820,489)	(2,562,315)	(15,866,525)	(12,674,935)	(18,550,077)	(20,946,709)

Change in net assets from share transactions	(58,903,429)	(2,253,114)	33,990,285	14,378,040	(55,351,621)	(45,601,269)

Change in net assets	(32,092,371)	11,997,606	27,821,830	15,684,311	(55,747,606)	(49,326,453)

Net Assets:
Beginning of year	214,317,803	202,320,197	249,935,573	234,251,262	413,629,153	462,955,606

End of year	$182,225,432	$214,317,803	$277,757,403	$249,935,573	$357,881,547	$413,629,153

Accumulated net investment income (loss)	$56,787	$93,355	$(54,739)	$(4,807)	$35	$37

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Changes in Net Assets, Continued

	Short Intermediate U.S. Government Securities Fund		Tax-Free Short Intermediate Securities Fund		Ultra Short Government Fund
	For the Year Ended July 31, 2004	For the Year Ended July 31, 2003	For the Year Ended July 31, 2004	For the Year Ended July 31, 2003	For the Year Ended July 31, 2004	For the Year Ended July 31, 2003
From Investment Activities:
Operations:
Net investment income	$2,570,114	$2,219,397	$1,663,390	$1,471,343	$5,306,124	$5,327,835
Net realized gains (losses) from investment transactions	306,514	253,411	763	72,749	(1,296,620)	(4,227)
Net change in unrealized depreciation from investments	(1,657,833)	(554,183)	(413,702)	(105,000)	(2,714,011)	(1,315,978)

Change in net assets resulting from operations	1,218,795	1,918,625	1,250,451	1,439,092	1,295,493	4,007,630

Distributions to Class A Shareholders:
From net investment income	(117,965)	(88,244)	(87,837)	(54,650)	(173,327)	(327,809)
From net realized gains	(18,642)	(28,186)	—	(10,753)	—	(16,502)
Distributions to Class B Shareholders:
From net investment income	—	—	—	—	(20,878)	(27,122)
From net realized gains	—	—	—	—	—	(1,896)
Distributions to Class C Shareholders:
From net investment income	(44)	—	(36)	—	(23)	—
Distributions to Class Y Shareholders:
From net investment income	(2,452,105)	(2,131,165)	(1,575,504)	(1,416,693)	(5,111,890)	(4,972,904)
From net realized gains	(304,360)	(675,526)	—	(241,586)	—	(225,728)

Change in net assets from shareholder distributions	(2,893,116)	(2,923,121)	(1,663,377)	(1,723,682)	(5,306,118)	(5,571,961)

Change in net assets from share transactions	(9,396,958)	30,850,923	7,039,439	14,299,296	(25,844,463)	55,936,532

Change in net assets	(11,071,279)	29,846,427	6,626,513	14,014,706	(29,855,088)	54,372,201

Net Assets:
Beginning of year	94,150,899	64,304,472	65,770,585	51,755,879	255,697,086	201,324,885

End of year	$83,079,620	$94,150,899	$72,397,098	$65,770,585	$225,841,998	$255,697,086

Accumulated net investment income	$51	$41	$785	$9	$7,157	$7,151

See notes to financial statements.

PACIFIC CAPITAL FUNDS

New Asia Growth Fund

Schedule of Portfolio Investments

July 31, 2004

Shares	Security Description	Value
Common Stocks (97.4%):
China (8.3%):
Consumer Discretionary (2.2%):
557,000	China Resources Enterprise Ltd.	$685,551

Financials (0.9%):
234,500	Ping An Insurance Co. of China Ltd. (Group) (b)	299,144

Industrials (4.2%):
1,404,000	Anhui Expressway Co. Ltd., Class H	603,012
280,000	Cosco Pacific Ltd.	398,469
462,100	Zhejiang Expressway Co., Ltd., Class H	340,657

		1,342,138

Utilities (1.0%):
382,000	Huaneng Power International, Inc., Class H	306,096

		2,632,929

Hong Kong (29.7%):
Consumer Discretionary (6.5%):
168,000	Cafe De Coral Holdings Ltd.	182,004
132,000	Esprit Holdings Ltd.	587,242
824,000	Giordano International Ltd.	499,163
346,000	Li & Fung Ltd.	479,086
126,500	Yue Yuen Industrial Holdings Ltd.	313,823

		2,061,318

Energy (2.9%):
1,925,500	CNOOC Ltd.	925,738

Financials (11.7%):
744,000	China Insurance International Holdings Co., Ltd.	307,621
116,720	Dah Sing Banking Group Ltd. (b)	210,250
470,000	Hang Lung Group Ltd.	671,872
414,000	Hongkong Land Holdings Ltd.	753,480
30,358	HSBC Holdings PLC	447,595
92,000	Sun Hung Kai Properties Ltd.	778,477
87,500	Wing Hang Bank Ltd.	526,132

		3,695,427

Industrials (4.1%):
270,000	Lung Kee (Bermuda) Holdings Ltd.	130,676
635,000	Swire Pacific Ltd.	740,848
279,500	Techtronic Industries Co., Ltd.	415,675

		1,287,199

Telecommunications (1.3%):
368,500	SmarTone Telecommunications Holdings Ltd.	401,578

Utilities (3.2%):
583,000	Hong Kong & China Gas Co., Ltd.	1,016,531

		9,387,791

India (3.5%):
Health Care (1.0%):
15,060	Ranbaxy Laboratories Ltd., GDR	305,718

Industrials (1.4%):
19,753	Grasim Industries Ltd., GDR (c) (b)	443,653

Shares	Security Description	Value
Common Stocks, continued
India, continued
Materials (1.1%):
15,093	Hindalco Industries Ltd., GDR (c)	$356,949

		1,106,320

Malaysia (8.5%):
Consumer Discretionary (3.0%):
279,600	Astro All Asia Networks PLC (b)	336,992
182,400	Tanjong PLC	624,000

		960,992

Consumer Staples (1.4%):
215,000	IOI Corp. Berhad	449,803

Financials (2.3%):
429,136	Public Bank Berhad	717,108

Telecommunications (1.8%):
247,100	Maxis Communications Berhad	572,232

		2,700,135

Philippines (1.1%):
Financials (0.6%):
1,864,618	Ayala Corp.	186,529

Telecommunications (0.5%):
10,000	Globe Telecom, Inc.	152,733

		339,262

Singapore (10.6%):
Consumer Staples (0.5%):
18,400	Fraser & Neave Ltd.	151,841

Financials (5.6%):
71,000	Great Eastern Holdings Ltd.	478,629
361,000	Keppel Land Ltd.	390,214
51,000	Oversea-Chinese Banking Corp., Ltd.	379,369
69,000	United Overseas Bank Ltd.	549,353

		1,797,565

Information Technology (1.0%):
32,000	Venture Manufacturing Ltd.	301,264

Telecommunications (3.5%):
612,000	MobileOne Ltd.	551,271
416,000	Singapore Telecommunications Ltd.	553,619

		1,104,890

		3,355,560

South Korea (20.9%):
Consumer Discretionary (5.0%):
10,920	Hyundai Mobis	459,396
11,860	Hyundai Motor Co., Ltd.	440,123
2,980	Shinsegae Co., Ltd.	694,357

		1,593,876

Consumer Goods & Services (2.2%):
3,900	Amorepacific Corp.	693,630

Consumer Staples (0.7%):
22,900	Kook Soon Dang Brewery Co., Ltd.	233,014

See notes to financial statements.

PACIFIC CAPITAL FUNDS

New Asia Growth Fund

Schedule of Portfolio Investments, Continued

July 31, 2004

Shares	Security Description	Value
Common Stocks, continued
South Korea, continued
Financials (3.3%):
21,289	Kookmin Bank (b)	$585,243
8,090	Samsung Fire & Marine Insurance Co., Ltd.	452,404

		1,037,647

Industrials (0.9%):
9,001	KH Vatec Co., Ltd.	272,454

Information Technology (8.8%):
19,811	Interflex Co., Ltd.	404,012
4,420	Samsung Electronics Co., Ltd.	1,576,007
5,720	Samsung SDI Co., Ltd.	535,562
5,700	Sindo Ricoh Co., Ltd.	245,643

		2,761,224

		6,591,845

Taiwan (11.8%):
Consumer Discretionary (0.9%):
154,700	Fine Blanking & Tool Co., Ltd.	291,286

Financials (2.0%):
96,000	Cathay Financial Holding Co., Ltd.	158,164
305,000	Chinatrust Financial Holding Co., Ltd.	311,371
231,000	Taishin Financial Holdings Co., Ltd.	176,699

		646,234

Industrials (1.9%):
133,249	Asia Optical Co., Inc.	599,797

Information Technology (5.7%):
161,000	Advantech Co., Ltd.	314,990
406,300	AU Optronics Corp.	473,359
335,743	Powertech Technology, Inc.	513,639
243,000	Sunplus Technology Co., Ltd. (b)	314,563

Shares	Security Description	Value
Common Stocks, continued
Taiwan, continued
Information Technology, continued
122,000	Taiwan Semiconductor Manufacturing Co., Ltd.	$153,981

		1,770,532

Materials (1.3%):
61,000	Largan Precision Co., Ltd. (b)	407,385

		3,715,234

Thailand (3.0%):
Consumer Discretionary (1.2%):
875,700	BEC World Public Co., Ltd.	375,118

Financials (1.8%):
499,100	Kasikornbank Public Co., Ltd. (b)	573,748

		948,866

Total Common Stocks (Cost $28,119,886)		30,777,942

Rights (0.0%):
Information Technology (0.0%):
Taiwan (0.0%):
25,142	Powertech Technology, Inc.	0

Total Rights (Cost $0)		0

Investment Company (1.3%):
401,699	Victory Institutional Money Market Fund, Investor Shares	401,699

Total Investment Company (Cost $401,699)		401,699

Total Investments (Cost $28,521,585) (a)—98.7%		31,179,641
Other assets in excess of liabilities—1.3%		411,275

Net Assets—100.0%		$31,590,916

(a)	Cost for federal income tax purposes is $28,726,216. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$4,849,466
Unrealized depreciation	(2,396,041)

Net unrealized appreciation	$2,453,425

(b)	Non-income producing security.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. The Fund’s adviser has deemed these securities to be liquid based upon procedures approved by the Board of Trustees.

Issue Description	Acquisition Date		Cost	Value	Percent of Total Investments	Percent of Net Assets
Grasim Industries Ltd., GDR	*		$382,656	$443,653	1.4%	1.4%
Hindalco Industries Ltd., GDR	*	*	257,743	356,949	1.1%	1.1%

Fund total:				$800,602	2.5%	2.5%

*	15,700 shares of this security were acquired on 10/31/03 and 4,053 shares of this security were acquired on 3/18/04.
**	9,140 shares of this security were acquired on 4/3/03, 3,385 shares of this security were acquired on 3/18/04 and 2,568 shares of this security were acquired on 5/19/04.

GDR—Global Depositary Receipt

PLC—Public Limited Company

See notes to financial statements.

PACIFIC CAPITAL FUNDS

International Stock Fund

Schedule of Portfolio Investments

July 31, 2004

Shares	Security Description	Value
Common Stocks (97.0%):
Brazil (0.5%):
Energy (0.5%):
11,549	Petroleo Brasileiro SA, ADR	$326,606

Canada (2.1%):
Energy (0.9%):
18,852	Suncor Energy, Inc.	546,331

Financials (1.2%):
18,489	Manulife Financial Corp.	739,930

		1,286,261

China (2.3%):
Consumer Discretionary (0.5%):
812,000	Denway Motors Ltd.	304,506

Financials (0.3%):
125,000	Ping An Insurance Co. of China Ltd. (Group) (b)	159,458

Telecommunications (1.1%):
44,305	China Mobile (Hong Kong) Ltd., ADR	643,309

Utilities (0.4%):
8,411	Huaneng Power International, Inc., ADR	268,311

		1,375,584

Denmark (1.1%):
Industrials (1.1%):
13,066	Falck A/S (b)	88,016
46,602	Vestas Wind Systems A/S (b)	596,145

		684,161

Finland (1.8%):
Information Technology (1.3%):
30,067	Nokia Corp., Class A, ADR	349,379
15,850	TietoEnator Oyj	440,807

		790,186

Materials (0.5%):
16,200	UPM-Kymmene Oyj	314,795

		1,104,981

France (14.3%):
Consumer Discretionary (0.6%):
17,909	Thomson SA	333,773

Consumer Staples (1.9%):
6,296	Carrefour SA	300,398
5,468	Groupe Danone	450,950
5,873	L’Oreal SA	421,066

		1,172,414

Energy (2.5%):
15,611	Total SA, ADR	1,519,731

Financials (3.9%):
48,917	Axa, ADR	1,002,798
6,392	BNP Paribas SA	372,316
12,337	Societe Generale	1,012,983

		2,388,097

Shares	Security Description	Value
Common Stocks, continued
France, continued
Health Care (1.4%):
4,170	Aventis SA	$323,821
8,048	Essilor International SA	494,643

		818,464

Industrials (1.5%):
16,605	European Aeronautic Defence and Space Co.	457,808
6,911	Schneider Electric SA	439,738

		897,546

Information Technology (0.6%):
19,795	STMicroelectronics NV	369,375

Materials (0.5%):
3,571	Lafarge SA	306,111

Telecommunications (1.0%):
17,764	Bouygues SA	597,338

Utilities (0.4%):
11,315	Suez SA	223,685

		8,626,534

Germany (9.1%):
Consumer Discretionary (1.7%):
2,517	Adidas-Salomon AG	298,792
613	Porsche AG	396,318
11,077	Volkswagen AG	308,065

		1,003,175

Financials (1.6%):
3,811	Deutsche Bank AG	263,916
14,429	Deutsche Boerse AG	703,732

		967,648

Health Care (1.7%):
5,603	Celesio AG	357,524
4,708	Fresenius Medical Care AG	342,359
6,429	Schering AG	361,235

		1,061,118

Industrials (1.4%):
11,979	Siemens AG	839,223

Information Technology (0.8%):
11,529	SAP AG, ADR	461,275

Materials (1.1%):
5,508	BASF AG	293,106
7,267	Linde AG	392,660

		685,766

Utilities (0.8%):
6,428	E.ON AG	456,601

		5,474,806

Hong Kong (5.5%):
Consumer Discretionary (2.0%):
206,000	Esprit Holdings Ltd.	916,453
332,000	Shagri-La Asia Ltd.	310,724

		1,227,177

See notes to financial statements.

PACIFIC CAPITAL FUNDS

International Stock Fund

Schedule of Portfolio Investments, Continued

July 31, 2004

Shares	Security Description	Value
Common Stocks, continued
Hong Kong, continued
Financials (1.6%):
40,400	HSBC Holdings PLC	$595,653
62,000	Wing Hang Bank Ltd.	372,802

		968,455

Industrials (1.9%):
49,000	Hutchison Whampoa Ltd.	331,385
823,000	Johnson Electric Holdings Ltd.	833,567

		1,164,952

		3,360,584

Hungary (0.5%):
Financials (0.5%):
7,291	OTP Bank Ltd., ADR (c)	300,859

India (1.1%):
Financials (0.4%):
9,400	HDFC Bank Ltd., ADR	254,552

Information Technology (0.7%):
7,976	Infosys Technologies Ltd., ADR	400,794

		655,346

Ireland (0.6%):
Financials (0.6%):
29,729	Bank of Ireland	389,420

Israel (0.6%):
Health Care (0.6%):
12,472	Teva Pharmaceutical Industries Ltd., ADR	369,171

Italy (3.2%):
Consumer Discretionary (0.4%):
15,148	Luxottica Group SpA, ADR	259,637

Energy (1.7%):
32,233	ENI SpA	663,598
35,524	Saipem SpA	338,304

		1,001,902

Financials (1.1%):
138,345	UniCredito Italiano SpA	662,911

		1,924,450

Japan (17.0%):
Consumer Discretionary (3.7%):
15,300	Denso Corp.	374,761
7,300	Honda Motor Co., Ltd.	354,995
137,000	Mazda Motor Corp.	469,553
42,000	Sharp Corp.	606,325
12,700	Sony Corp.	445,534

		2,251,168

Consumer Staples (1.6%):
11,000	Kao Corp.	272,397
12,000	Seven-Eleven Japan Co., Ltd.	368,220
25,000	Shiseido Co., Ltd.	310,664

		951,281

Shares	Security Description	Value
Common Stocks, continued
Japan, continued
Financials (2.1%):
2,900	ORIX Corp.	$313,274
69	Sumitomo Mitsui Financial Group, Inc.	415,405
97,000	Sumitomo Trust and Banking Co., Ltd. (The)	567,441

		1,296,120

Health Care (1.2%):
14,000	Fujisawa Pharmaceutical Co., Ltd.	339,150
7,700	Takeda Pharmaceutical Co., Ltd.	359,939

		699,089

Industrials (2.9%):
48,000	Asahi Glass Co., Ltd.	431,528
5,400	Fanuc Ltd.	311,049
5,200	SMC Corp.	508,547
24,000	Tostem Inax Holding Corp.	487,730

		1,738,854

Information Technology (3.7%):
20,900	Canon, Inc.	1,020,107
64,000	NEC Corp.	399,085
3,600	Nidec Corp.	334,305
4,400	Rohm Co., Ltd.	470,576

		2,224,073

Materials (0.9%):
13,000	Nitto Denko Corp.	543,538

Telecommunications (0.9%):
304	NTT DoCoMo, Inc.	529,146

		10,233,269

Mexico (0.9%):
Industrials (0.5%):
11,097	Cemex SA de CV, ADR	312,713

Utilities (0.4%):
6,900	Telefonos de Mexico SA de CV, ADR	213,072

		525,785

Netherlands (3.8%):
Consumer Discretionary (1.5%):
28,723	Koninklijke (Royal) Philips Electronics NV, ADR	695,958
9,819	VNU NV	259,484

		955,442

Consumer Staples (0.6%):
5,588	Unilever NV	342,712

Financials (1.2%):
13,452	ABN AMRO Holding NV	281,802
19,342	ING Groep NV	448,970

		730,772

Materials (0.5%):
8,932	Akzo Nobel NV	294,866

		2,323,792

See notes to financial statements.

PACIFIC CAPITAL FUNDS

International Stock Fund

Schedule of Portfolio Investments, Continued

July 31, 2004

Shares	Security Description	Value
Common Stocks, continued
Singapore (1.3%):
Financials (0.8%):
54,000	DBS Group Holdings Ltd.	$486,416

Industrials (0.5%):
51,000	Singapore Airlines Ltd. (b)	328,984

		815,400

South Africa (0.5%):
Financials (0.5%):
164,737	Old Mutual PLC	313,046

South Korea (4.4%):
Consumer Discretionary (0.5%):
1,370	Shinsegae Co., Ltd.	319,218

Financials (1.3%):
29,210	Kookmin Bank (b)	802,994

Information Technology (1.5%):
2,500	Samsung Electronics Co., Ltd.	891,406

Materials (0.7%):
13,440	LG Chem Ltd.	447,617

Telecommunications (0.4%):
1,660	SK Telecom Co., Ltd.	225,686

		2,686,921

Spain (1.9%):
Financials (0.5%):
24,218	Banco Bilbao Vizcaya Argentaria SA	322,479

Telecommunications (1.4%):
29,396	Telefonica Moviles SA	300,826
36,953	Telefonica SA	538,769

		839,595

		1,162,074

Switzerland (4.9%):
Consumer Staples (0.9%):
2,216	Nestle SA	566,406

Financials (0.8%):
7,613	UBS AG	509,378

Health Care (2.2%):
3,263	Nobel Biocare Holding AG	446,340
19,163	Novartis AG	857,531

		1,303,871

Industrials (0.5%):
51,306	ABB Ltd. (b)	277,113

Telecommunications (0.5%):
964	Swisscom AG	313,459

		2,970,227

Taiwan (0.8%):
Information Technology (0.8%):
408,000	Taiwan Semiconductor Manufacturing Co., Ltd.	514,951

Shares	Security Description	Value
Common Stocks, continued
United Kingdom (18.8%):
Consumer Discretionary (4.3%):
74,611	British Sky Broadcasting Group PLC	$820,164
47,820	Compass Group PLC	278,049
32,354	GUS PLC	506,562
66,388	Kesa Electricals PLC	339,232
65,492	Kingfisher PLC	338,227
167,805	Signet Group PLC	331,082

		2,613,316

Consumer Staples (2.2%):
19,687	Reckitt Benckiser PLC	538,429
174,095	Tesco PLC	805,704

		1,344,133

Energy (0.9%):
9,426	BP PLC, ADR	531,249

Financials (5.4%):
52,453	Amvescap PLC	269,934
83,442	Barclays PLC	697,981
30,822	HBOS PLC	399,344
44,509	Lloyds TSB Group PLC	333,664
30,058	Royal Bank of Scotland Group PLC	845,029
43,368	Standard Chartered PLC	717,255

		3,263,207

Health Care (2.5%):
10,079	AstraZeneca PLC, ADR	452,749
30,294	GlaxoSmithKline PLC	615,334
43,200	Smith & Nephew PLC	435,991

		1,504,074

Industrials (1.1%):
107,141	Group 4 Securicor PLC (b)	223,804
95,876	Rolls-Royce Group PLC	420,609

		644,413

Materials (0.6%):
37,482	BHP Billiton PLC	341,477

Telecommunications (1.8%):
49,594	Vodafone Group PLC, ADR	1,077,678

		11,319,547

Total Common Stocks (Cost $59,990,823)		58,743,775

Investment Company (2.3%):
1,424,255	Victory Institutional Money Market Fund, Investor Shares	1,424,255

Total Investment Company (Cost $1,424,255)		1,424,255

Total Investments (Cost $61,415,078) (a)—99.3%		60,168,030
Other assets in excess of liabilities—0.7%		497,953

Net Assets—100.0%		$60,665,983

See notes to financial statements.

PACIFIC CAPITAL FUNDS

International Stock Fund

Schedule of Portfolio Investments, Continued

July 31, 2004

(a)	Cost for federal income tax purposes is $61,589,169. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$1,516,816
Unrealized depreciation	(2,937,955)

Net unrealized depreciation	$(1,421,139)

(b)	Non-income producing security.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. The Fund’s adviser has deemed these securities to be liquid based upon procedures approved by the Board of Trustees.

Issue Description	Acquisition Date	Cost	Value	Percent of Total Investments	Percent of Net Assets
OTP Bank Ltd., ADR	6/15/04	$273,777	$300,859	0.5%	0.5%

ADR—American Depositary Receipt

AG—Aktiengesellschaft (West German Stock Co.)

NV—Naamloze Vennootschaap (Dutch Corp.)

PLC—Public Limited Company

SA—Societe Anonyme (French Corp.)

SpA—Societa per Azioni (Italian Corp.)

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Small Cap Fund

Schedule of Portfolio Investments

July 31, 2004

Shares	Security Description	Value
Common Stocks (91.5%):
Consumer Discretionary (12.5%):
67,800	4Kids Entertainment, Inc. (b)	$1,476,684
41,600	ADVO, Inc.	1,289,184
39,700	Carmike Cinemas, Inc.	1,357,740
41,000	Electronics Boutique Holdings Corp. (b)	1,029,510
71,700	Haverty Furniture Cos., Inc.	1,332,903
620,300	Jameson Inns, Inc.	1,265,412
33,300	Kellwood Co.	1,336,995
29,400	Laidlaw International, Inc. (b)	413,070
29,300	Lee Enterprises, Inc.	1,363,915
252,400	Lions Gate Entertainment Corp. (b)	1,933,384
47,200	Lone Star Steakhouse & Saloon, Inc.	1,144,128
24,100	Neiman Marcus Group, Inc. (The), Class A	1,314,655
174,808	UnitedGlobalCom, Inc., Class A (b)	1,108,283

		16,365,863

Energy (1.2%):
33,800	Stone Energy Corp. (b)	1,529,112

Financials (28.9%):
88,900	AmeriCredit Corp. (b)	1,697,990
125,300	Ashford Hospitality Trust	1,120,182
55,140	Associated Banc-Corp.	1,660,265
82,900	Assured Guaranty Ltd. (b)	1,430,025
122,471	Bank Mutual Corp.	1,381,473
87,750	Brookline Bancorp, Inc.	1,248,683
37,600	Capital Automotive Real Estate Investment Trust	1,090,024
65,300	Community Bank System, Inc.	1,469,903
142,400	Diamondrock Hospitality Co. (b)(c)	1,424,000
75,700	Equity One, Inc.	1,366,385
95,700	Fieldstone Investment Corp. (c)	1,507,275
126,600	First Niagara Financial Group, Inc.	1,543,254
47,000	Greater Bay Bancorp	1,238,450
169,500	HomeBanc Corp. (b)	1,406,850
134,900	JER Investors Trust, Inc. (c)(b)	2,023,499
154,200	Knight Trading Group, Inc. (b)	1,312,242
116,100	Luminent Mortgage Capital, Inc.	1,245,753
25,620	Macatawa Bank Corp.	691,740
33,500	Manufactured Home Communities, Inc.	1,061,615
287,700	Meadowbrook Insurance Group, Inc. (b)	1,380,960
42,222	National City Corp.	1,541,103
36,200	Parkvale Financial Corp.	944,820
107,900	Provident Senior Living (c)(b)	1,618,500
50,900	PXRE Group Ltd.	1,170,700
143,400	Quanta Capital Holdings Ltd. (b)	1,441,170
64,100	Riggs National Corp.	1,428,789
39,900	Selective Insurance Group, Inc.	1,436,799
40,300	Washington Real Estate Investment Trust	1,125,982

		38,008,431

Health Care (6.1%):
33,700	Applera Corp. (b)	395,638
142,300	Candela Corp. (b)	1,339,043

Shares	Security Description	Value
Common Stocks, continued
Health Care, continued
23,150	Inamed Corp. (b)	$1,254,267
53,600	Kindred Healthcare, Inc. (b)	1,299,800
40,600	LifePoint Hospitals, Inc. (b)	1,356,446
158,400	Medarex, Inc. (b)	972,576
199,300	Stewart Enterprises, Inc., Class A (b)	1,387,128

		8,004,898

Industrials (23.3%):
134,400	AAR Corp. (b)	1,397,760
29,500	Actuant Corp., Class A (b)	1,075,570
86,400	Artesyn Technologies, Inc. (b)	644,544
19,800	Briggs & Stratton Corp.	1,653,300
56,500	Brink’s Co. (The)	1,827,775
24,500	Carlisle Cos., Inc.	1,555,505
41,600	Concorde Career Colleges, Inc. (b)	613,600
40,100	Corrections Corp. of America (b)	1,511,770
51,600	Duratek, Inc. (b)	735,300
55,000	Dycom Industries, Inc. (b)	1,481,700
31,200	ESCO Technologies, Inc. (b)	1,642,680
62,500	Gardner Denver, Inc. (b)	1,673,750
68,500	Genesee & Wyoming, Inc., Class A (b)	1,589,200
53,782	Heartland Express, Inc.	1,452,652
64,800	Joy Global, Inc.	1,923,912
27,100	Middleby Corp. (The)	1,468,820
45,150	Old Dominion Freight Line, Inc. (b)	1,310,253
23,900	Oshkosh Truck Corp.	1,265,983
53,800	SOURCECORP, Inc. (b)	1,264,838
33,800	Terex Corp. (b)	1,315,158
24,200	Toro Co. (The)	1,585,100
98,900	Tredegar Corp.	1,629,872

		30,619,042

Information Technology (6.4%):
117,700	ASE Test Ltd. (b)	777,997
32,800	Comtech Telecommunications Corp. (b)	653,376
38,700	Hewitt Associates, Inc., Class A (b)	1,033,290
77,600	Mattson Technology, Inc. (b)	689,864
118,300	Methode Electronics, Inc.	1,541,449
91,200	MSC.Software Corp. (b)	672,144
28,700	MTS Systems Corp.	616,189
51,700	PEC Solutions, Inc. (b)	564,564
46,000	RadiSys Corp. (b)	570,860
58,800	Richardson Electronics Ltd.	549,780
32,400	ROFIN-SINAR Technologies, Inc. (b)	687,204

		8,356,717

Materials (8.9%):
66,200	A. Schulman, Inc.	1,378,284
37,400	Ameron International Corp.	1,309,000
45,900	Century Aluminum Co. (b)	1,080,945
147,700	Commonweath Industries, Inc. (b)	1,459,276
27,000	Florida Rock Industries, Inc.	1,159,110
99,500	Millennium Chemicals, Inc. (b)	1,756,175
38,400	Photronics, Inc. (b)	555,648
35,400	Quanex Corp.	1,610,700
60,700	Spartech Corp.	1,450,730

		11,759,868

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Small Cap Fund

Schedule of Portfolio Investments, Continued

July 31, 2004

Shares	Security Description	Value
Common Stocks, continued
Telecommunications (1.8%):
40,700	NII Holdings, Inc., Class B (b)	$1,547,414
76,200	PTEK Holdings, Inc. (b)	875,538

		2,422,952

Utilities (2.4%):
36,600	Energen Corp.	1,733,010
45,700	UGI Corp.	1,480,223

		3,213,233

Total Common Stocks (Cost $100,327,265)		120,280,116

Shares	Security Description	Value
Depositary Receipts (4.9%):
39,400	iShares Russell 2000 Value Index Fund	$6,454,508

Total Depositary Receipts (Cost $5,964,948)		6,454,508

Cash Sweep (4.0%):
5,246,674	Bank of New York	5,246,674

Total Cash Sweep (Cost $5,246,674)		5,246,674

Total Investments (Cost $111,538,887) (a)—100.4%		131,981,298
Liabilities in excess of other assets—(0.4)%		(570,277)

Net Assets—100.0%		$131,411,021

(a)	Cost for federal income tax purposes is $111,552,194. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$24,421,687
Unrealized depreciation	(3,992,583)

Net unrealized appreciation	$20,429,104

(b)	Non-income producing security.
(c)	The shares of these securities were purchased through private placement and are considered illiquid. These securities are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.

Issue Description	Acquisition Date	Cost	Value	Percent of Total Investments	Percent of Net Assets
Diamondrock Hospitality Co.	6/29/04	$1,424,000	$1,424,000	1.1%	1.1%
Fieldstone Investment Co.	*	1,446,150	1,507,275	1.1%	1.1%
JER Investors Trust, Inc.	5/27/04	2,023,499	2,023,499	1.5%	1.5%
Provident Senior Living	7/26/04	1,618,500	1,618,500	1.2%	1.2%

			$6,573,274	4.9%	4.9%

*	92,700 shares of this security were acquired on 11/10/03 and 3,000 shares of this security were acquired on 4/21/04.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Mid-Cap Fund

Schedule of Portfolio Investments

July 31, 2004

Shares	Security Description	Value
Common Stocks (96.9%):
Consumer Discretionary (19.3%):
13,300	Abercrombie & Fitch Co., Class A	$490,504
6,700	American Greetings Corp., Class A (b)	156,244
11,550	AnnTaylor Stores Corp. (b)	310,002
14,250	Applebee’s International, Inc.	379,620
4,700	Banta Corp.	186,637
8,400	BJ’s Wholesale Club, Inc. (b)	195,804
3,300	BorgWarner, Inc.	155,727
22,700	Caesars Entertainment, Inc. (b)	334,371
5,700	CEC Entertainment, Inc. (b)	207,195
20,100	Claire’s Stores, Inc.	463,305
4,300	Coach, Inc. (b)	183,997
22,500	Copart, Inc. (b)	500,624
5,600	Corinthian Colleges, Inc. (b)	104,832
6,500	Dana Corp.	125,385
7,800	Harte-Hanks, Inc.	188,448
3,000	Lear Corp.	165,390
800	McClatchy Co. (The), Class A	55,160
2,500	Michaels Stores, Inc.	135,075
4,900	Neiman Marcus Group, Inc. (The), Class A	267,295
7,300	Polaris Industries, Inc.	348,940
20,200	Saks, Inc.	263,610
7,700	Sherwin-Williams Co. (The)	310,926
2,300	Timberland Co. (The), Class A (b)	133,492
4,100	Valassis Communications, Inc. (b)	119,884
230	Washington Post Co. (The), Class B	199,617

		5,982,084

Consumer Staples (4.5%):
6,500	Energizer Holdings, Inc. (b)	247,650
9,700	Hormel Foods Corp.	287,896
7,700	PepsiAmericas, Inc.	144,529
5,600	SUPERVALU, Inc.	159,936
28,400	Tyson Foods, Inc., Class A	541,304

		1,381,315

Energy (7.8%):
11,600	FMC Technologies, Inc. (b)	348,000
10,000	MDU Resources Group, Inc.	244,500
9,300	Newfield Exploration Co. (b)	549,351
13,000	Patterson-UTI Energy, Inc.	236,990
9,800	Pogo Producing Co.	434,924
6,700	Smith International, Inc. (b)	390,476
6,600	Tidewater, Inc.	200,310

		2,404,551

Financials (19.0%):
9,500	American Financial Group, Inc.	282,055
5,900	AmerUs Group Co.	227,150
11,650	Associated Banc-Corp.	350,781
7,700	Astoria Financial Corp.	263,032
5,700	CBL & Associates Properties, Inc.	314,070
5,700	Certegy, Inc.	216,087
5,000	City National Corp.	322,500
10,300	Colonial BancGroup, Inc. (The)	198,687
6,800	Doral Financial Corp.	266,900
3,900	Everest Re Group Ltd.	286,572
9,290	Fidelity National Financial, Inc.	336,763

Shares	Security Description	Value
Common Stocks, continued
Financials, continued
16,300	Hibernia Corp., Class A	$412,389
12,600	Huntington Bancshares, Inc.	308,196
7,200	Independence Community Bank Corp.	268,848
3,400	IndyMac Bancorp, Inc.	112,948
2,200	Legg Mason, Inc.	172,788
6,800	Mack-Cali Realty Corp.	278,120
5,300	Protective Life Corp.	192,125
14,300	Providian Financial Corp. (b)	197,912
5,800	SEI Investments Co.	177,886
5,600	TCF Financial Corp.	338,240
8,300	W. R. Berkley Corp.	339,802

		5,863,851

Health Care (10.1%):
7,800	Andrx Corp. (b)	202,332
7,700	Apria Healthcare Group, Inc. (b)	225,995
4,800	Beckman Coulter, Inc.	264,816
3,000	C.R. Bard, Inc.	165,600
3,200	Cerner Corp. (b)	144,000
4,900	Charles River Laboratories International, Inc. (b)	220,843
8,250	Coventry Health Care, Inc. (b)	421,658
19,300	Cytyc Corp. (b)	466,481
4,000	Invitrogen Corp. (b)	209,920
9,200	PacifiCare Health Systems, Inc. (b)	281,244
7,800	Perrigo Co.	129,948
6,450	Renal Care Group, Inc. (b)	205,497
4,900	Triad Hospitals, Inc. (b)	166,894

		3,105,228

Industrials (14.2%):
5,100	Black & Decker Corp. (The)	356,541
3,400	Briggs & Stratton Corp.	283,900
12,600	Brink’s Co. (The)	407,610
22,750	D.R. Horton, Inc.	628,583
4,600	Dun & Bradstreet Corp. (The) (b)	258,244
6,200	FMC Corp. (b)	272,490
12,550	Graco, Inc.	395,074
11,400	J.B. Hunt Transport Services, Inc.	437,874
7,700	Precision Castparts Corp.	433,741
10,600	Rent-A-Center, Inc. (b)	311,004
10,100	Ryder System, Inc.	433,290
1,800	University of Phoenix Online (b)	155,106

		4,373,457

Information Technology (9.3%):
21,750	Activision, Inc. (b)	318,638
12,100	Acxiom Corp.	266,200
8,300	Autodesk, Inc.	333,660
13,600	Avnet, Inc. (b)	264,112
9,700	Cypress Semiconductor Corp. (b)	109,998
4,500	International Rectifier Corp. (b)	176,400
6,100	Lam Research Corp. (b)	145,485
6,700	Plantronics, Inc. (b)	259,156
11,400	Polycom, Inc. (b)	219,792
7,100	SanDisk Corp. (b)	172,672
5,800	Silicon Laboratories, Inc. (b)	204,682
12,600	Storage Technology Corp. (b)	314,370
6,000	Vishay Intertechnology, Inc. (b)	93,000

		2,878,165

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Mid-Cap Fund

Schedule of Portfolio Investments, Continued

July 31, 2004

Shares	Security Description	Value
Common Stocks, continued
Materials (5.7%):
2,600	Apogent Technologies, Inc. (b)	$84,500
10,400	Bemis Co., Inc.	275,392
17,500	Cree, Inc. (b)	391,650
7,600	Cytec Industries, Inc.	354,160
5,300	Hubbell, Inc., Class B	239,560
9,300	Louisiana-Pacific Corp.	220,224
5,700	Lubrizol Corp. (The)	197,391

		1,762,877

Telecommunications (1.0%):
2,100	Commonwealth Telephone Enterprises, Inc. (b)	94,080
2,600	Harris Corp.	123,448
8,500	PTEK Holdings, Inc. (b)	97,665

		315,193

Utilities (6.0%):
15,500	Alliant Energy Corp.	401,605
20,700	Northeast Utilities	387,090
5,600	NSTAR	262,080

Shares	Security Description	Value
Common Stocks, continued
Utilities, continued
14,900	ONEOK, Inc.	$312,900
12,100	Questar Corp.	495,858

		1,859,533

Total Common Stocks (Cost $28,941,075)		29,926,254

Investment Company (3.3%):
1,027,699	Victory Institutional Money Market Fund, Investor Shares	1,027,699

Total Investment Company (Cost $1,027,699)		1,027,699

Depositary Receipts (2.1%):
6,000	S&P Mid Cap 400 Depositary Receipts	635,280

Total Depositary Receipts (Cost $636,880)		635,280

Total Investments (Cost $30,605,654) (a)—102.3%		31,589,233
Liabilities in excess of other assets—(2.3)%		(703,897)

Net Assets—100.0%		$30,885,336

(a)	Cost for federal income tax purposes is $30,618,150. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$2,161,102
Unrealized depreciation	(1,190,019)

Net unrealized appreciation	$971,083

(b)	Non-income producing security.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Growth Stock Fund

Schedule of Portfolio Investments

July 31, 2004

Shares	Security Description	Value
Common Stocks (92.9%):
Consumer Discretionary (14.0%):
69,490	American Eagle Outfitters, Inc. (b)	$2,277,187
24,670	Best Buy Co., Inc.	1,188,107
63,010	Chico’s FAS, Inc. (b)	2,638,229
83,580	Claire’s Stores, Inc.	1,926,519
61,910	Coach, Inc. (b)	2,649,129
49,400	Comcast Corp., Class A (b)	1,353,560
16,620	eBay, Inc. (b)	1,301,845
32,090	Harley-Davidson, Inc.	1,921,228
112,350	Home Depot, Inc. (The)	3,788,442
38,490	Lowe’s Cos., Inc.	1,875,233
27,820	McGraw-Hill Cos., Inc. (The)	2,088,169
26,750	Nike, Inc., Class B	1,944,993
36,410	Omnicom Group, Inc.	2,622,248
27,960	Pulte Corp.	1,527,455
74,685	Starbucks Corp. (b)	3,507,208
115,990	Viacom, Inc., Class B	3,896,104

		36,505,656

Consumer Staples (10.9%):
58,540	Anheuser-Busch Cos., Inc.	3,038,226
49,960	Clorox Co. (The)	2,486,509
71,450	Constellation Brands, Inc. (b)	2,706,526
71,190	Gillette Co.	2,774,986
129,684	PepsiCo, Inc.	6,484,200
52,360	Procter & Gamble Co. (The)	2,730,574
37,270	SYSCO Corp.	1,283,952
98,180	Wal-Mart Stores, Inc.	5,204,522
50,140	Walgreen Co.	1,825,096

		28,534,591

Energy (3.0%):
38,720	BJ Services Co. (b)	1,922,835
41,240	Burlington Resources, Inc.	1,574,131
14,910	ConocoPhillips	1,174,461
62,620	Halliburton Co.	1,988,185
23,110	Peabody Energy Corp.	1,298,320

		7,957,932

Financials (9.1%):
77,840	American International Group, Inc.	5,499,395
47,810	Capital One Financial Corp.	3,314,189
89,840	Citigroup, Inc.	3,961,046
33,790	Doral Financial Corp.	1,326,258
39,210	Fannie Mae	2,782,342
30,190	Firstbank Corp.	1,281,566
35,390	Goldman Sachs Group, Inc. (The)	3,121,044
19,240	Moodys, Inc.	1,310,244
26,200	Morgan Stanley	1,292,446

		23,888,530

Health Care (17.8%):
74,350	Abbott Laboratories	2,925,673
27,750	AmerisourceBergen Corp.	1,500,165
58,960	Amgen, Inc. (b)	3,353,645
32,320	Biomet, Inc.	1,421,757
58,130	Cephalon, Inc. (b)	2,936,728
29,400	Charles River Laboratories International, Inc. (b)	1,325,058
39,220	Eon Labs, Inc. (b)	1,142,086

Shares	Security Description	Value
Common Stocks, continued
Health Care, continued
30,750	HCA, Inc.	$1,188,488
126,770	Johnson & Johnson	7,006,577
58,570	Lilly (Eli) & Co.	3,732,080
76,760	Medtronic, Inc.	3,812,669
359,684	Pfizer, Inc.	11,495,500
27,240	Quest Diagnostics, Inc.	2,235,859
34,850	Triad Hospitals, Inc. (b)	1,186,991
21,250	UnitedHealth Group, Inc.	1,336,625

		46,599,901

Industrials (8.9%):
47,540	3M Co.	3,915,394
15,110	Apollo Group, Inc., Class A (b)	1,262,441
39,570	FedEx Corp.	3,239,992
86,753	General Electric Co.	2,884,537
61,250	Graco, Inc.	1,928,150
15,260	Illinois Tool Works, Inc.	1,381,335
30,100	Precision Castparts Corp.	1,695,533
69,570	Rockwell Collins, Inc.	2,380,685
39,270	Rockwell International Corp.	1,469,091
47,810	Tyco International Ltd.	1,482,110
36,720	Yellow Roadway Corp. (b)	1,597,687

		23,236,955

Information Technology (26.8%):
46,890	Adobe Systems, Inc.	1,977,820
28,720	Affiliated Computer Services, Inc., Class A (b)	1,490,568
135,290	Applied Materials, Inc. (b)	2,295,871
38,950	CDW Corp.	2,504,485
483,434	Cisco Systems, Inc. (b)	10,084,433
156,720	Dell, Inc. (b)	5,558,858
89,000	First Data Corp.	3,970,290
327,250	Intel Corp.	7,978,355
51,940	International Business Machines Corp.	4,522,416
24,940	Lexmark International, Inc. (b)	2,207,190
434,260	Microsoft Corp.	12,359,039
110,820	Motorola, Inc.	1,765,363
96,260	National Semiconductor Corp. (b)	1,650,859
203,270	Oracle Corp. (b)	2,136,368
54,990	QUALCOMM, Inc.	3,798,709
38,660	Scientific-Atlanta, Inc.	1,188,795
31,300	Symantec Corp. (b)	1,463,588
86,490	Texas Instruments, Inc.	1,844,832
43,130	Yahoo, Inc. (b)	1,328,404

		70,126,243

Materials (1.5%):
56,890	Pactiv Corp. (b)	1,341,466
63,700	Praxair, Inc.	2,512,965

		3,854,431

Telecommunications (0.9%):
45,900	Nextel Communications, Inc., Class A (b)	1,044,684
68,640	Sprint Corp. (FON Group)	1,282,195

		2,326,879

Total Common Stocks (Cost $238,546,978)		243,031,118

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Growth Stock Fund

Schedule of Portfolio Investments, Continued

July 31, 2004

Shares	Security Description	Value
Depositary Receipts (5.2%):
59,690	Nasdaq 100 Share Index (b)	$2,080,793
104,250	S&P 500 Depositary Receipt	11,551,943

Total Depositary Receipts (Cost $13,846,169)		13,632,736

Shares	Security Description	Value
Investment Company (2.3%):
5,900,656	Victory Institutional Money Market Fund, Investor Shares	$5,900,656

Total Investment Company (Cost $5,900,656)		5,900,656

Total Investments (Cost $258,293,803) (a)—100.4%		262,564,510
Liabilities in excess of other assets—(0.4)%		(1,074,527)

Net Assets—100.0%		$261,489,983

(a)	Cost for federal income tax purposes is $258,531,361. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$19,183,424
Unrealized depreciation	(15,150,275)

Net unrealized appreciation	$4,033,149

(b)	Non-income producing security.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Growth and Income Fund

Schedule of Portfolio Investments

July 31, 2004

Shares	Security Description	Value
Common Stocks (95.6%):
Consumer Discretionary (12.7%):
8,180	Apollo Group, Inc., Class A (b)	$683,439
40,205	Applebee’s International, Inc.	1,071,061
23,190	Best Buy Co., Inc.	1,116,830
17,230	Chico’s FAS, Inc. (b)	721,420
48,140	Claire’s Stores, Inc.	1,109,627
39,450	Comcast Corp., Class A (b)	1,080,930
28,330	Constellation Brands, Inc. (b)	1,073,140
9,860	eBay, Inc. (b)	772,334
46,460	Gap, Inc.	1,054,642
25,780	Harley-Davidson, Inc.	1,543,449
30,810	Home Depot, Inc. (The)	1,038,913
23,040	Masco Corp.	696,730
62,360	McDonald’s Corp.	1,714,901
14,440	Nike, Inc., Class B	1,049,932
29,726	Starbucks Corp. (b)	1,395,933
29,960	Urban Outfitters, Inc. (b)	891,010
25,910	Viacom, Inc., Class B	870,317

		17,884,608

Consumer Staples (9.3%):
29,590	Altria Group, Inc.	1,408,484
26,550	Anheuser-Busch Cos., Inc.	1,377,945
28,180	Georgia Pacific Corp.	946,848
40,705	PepsiCo, Inc.	2,035,250
53,390	Procter & Gamble Co. (The)	2,784,289
38,110	SYSCO Corp.	1,312,890
60,250	Wal-Mart Stores, Inc.	3,193,852

		13,059,558

Energy (11.2%):
42,830	Burlington Resources, Inc.	1,634,821
23,530	ChevronTexaco Corp.	2,250,645
35,590	ConocoPhillips	2,803,424
42,690	Edison International	1,144,092
98,430	Exxon Mobil Corp.	4,557,308
22,600	Halliburton Co.	717,550
15,180	Occidental Petroleums Corp.	747,919
55,450	Sempra Energy	1,982,338

		15,838,097

Financials (16.6%):
31,980	Allstate Corp. (The)	1,505,618
42,560	American Express Co.	2,138,640
54,735	American International Group, Inc.	3,867,028
45,330	Bank of America Corp.	3,853,503
81,660	Citigroup, Inc.	3,600,389
13,870	Fannie Mae	984,215
30,900	Healthcare Realty Trust, Inc.	1,116,108
63,025	J.P. Morgan Chase & Co.	2,352,723
64,290	MBNA Corp.	1,587,320
33,900	Morgan Stanley	1,672,287
13,680	Simon Property Group, Inc.	706,025

		23,383,856

Health Care (11.4%):
21,580	Abbott Laboratories	849,173
12,630	AmerisourceBergen Corp.	682,778
39,980	Amgen, Inc. (b)	2,274,062
13,000	Anthem, Inc. (b)	1,072,110

Shares	Security Description	Value
Common Stocks, continued
Health Care, continued
23,892	Caremark Rx, Inc. (b)	$728,706
56,746	Johnson & Johnson	3,136,351
24,470	Lilly (Eli) & Co.	1,559,228
35,720	Medtronic, Inc.	1,774,212
125,128	Pfizer, Inc.	3,999,092

		16,075,712

Industrials (12.4%):
28,330	3M Co.	2,333,259
25,070	Deluxe Corp.	1,104,334
29,700	DST Systems, Inc. (b)	1,353,132
20,300	FedEx Corp.	1,662,164
188,820	General Electric Co.	6,278,265
8,160	Illinois Tool Works, Inc.	738,643
62,160	Tyco International Ltd.	1,926,960
22,240	United Technologies Corp.	2,079,440

		17,476,197

Information Technology (14.7%):
46,050	Applied Materials, Inc. (b)	781,469
134,920	Cisco Systems, Inc. (b)	2,814,431
55,070	Dell, Inc. (b)	1,953,333
81,150	Hewlett-Packard Co.	1,635,173
86,300	Intel Corp.	2,103,994
28,430	International Business Machines Corp.	2,475,400
180,690	Microsoft Corp.	5,142,436
32,350	Motorola, Inc.	515,336
114,980	Oracle Corp. (b)	1,208,440
47,864	Texas Instruments, Inc.	1,020,939
35,110	Yahoo, Inc. (b)	1,081,388

		20,732,339

Materials (2.6%):
23,280	Air Products & Chemicals, Inc.	1,204,740
45,050	Pactiv Corp. (b)	1,062,279
24,110	PPG Industries, Inc.	1,421,285

		3,688,304

Telecommunications (4.7%):
28,950	ALLTEL Corp.	1,505,400
25,270	QUALCOMM, Inc.	1,745,652
98,680	Sprint Corp. (FON Group)	1,843,342
41,156	Verizon Communications, Inc.	1,586,152

		6,680,546

Total Common Stocks (Cost $124,976,797)		134,819,217

Depositary Receipts (2.1%):
26,440	S&P 500 Depositary Receipt	2,929,816

Total Depositary Receipts (Cost $3,007,301)		2,929,816

Investment Company (2.6%):
3,621,190	Victory Institutional Money Market Fund, Investor Shares	3,621,190

Total Investment Company (Cost $3,621,190)		3,621,190

Total Investments (Cost $131,605,288) (a)—100.3%		141,370,223
Liabilities in excess of other assets—(0.3)%		(429,387)

Net Assets—100.0%		$140,940,836

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Growth and Income Fund

Schedule of Portfolio Investments, Continued

July 31, 2004

(a)	Cost for federal income tax purposes is $132,235,398. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$15,367,265
Unrealized depreciation	(6,232,440)

Net unrealized appreciation	$9,134,825

(b)	Non-income producing security.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Value Fund

Schedule of Portfolio Investments

July 31, 2004

Shares	Security Description	Value
Common Stocks (97.2%):
Consumer Discretionary (10.4%):
48,530	ArvinMeritor, Inc.	$964,291
32,620	Boise Cascade Corp.	1,051,995
72,655	Comcast Corp., Class A (b)	1,990,747
31,190	Federated Department Stores, Inc.	1,494,625
24,620	Gannett Co., Inc.	2,046,907
26,270	Home Depot, Inc. (The)	885,824
112,610	McDonald’s Corp.	3,096,775
18,530	Pulte Corp.	1,012,294
232,220	Time Warner, Inc. (b)	3,866,463
39,345	Viacom, Inc., Class B	1,321,599
55,800	Walt Disney Co. (The)	1,288,422

		19,019,942

Consumer Staples (5.9%):
59,144	Altria Group, Inc.	2,815,254
22,790	Caterpillar, Inc.	1,674,837
58,880	CVS Corp.	2,465,306
32,100	PepsiCo, Inc.	1,605,000
42,640	Procter & Gamble Co. (The)	2,223,676

		10,784,073

Energy (15.3%):
46,120	Burlington Resources, Inc.	1,760,400
46,290	ChevronTexaco Corp.	4,427,639
55,030	ConocoPhillips	4,334,713
28,874	Devon Energy Corp.	2,006,454
58,330	Edison International	1,563,244
196,968	Exxon Mobil Corp.	9,119,618
55,500	Occidental Petroleums Corp.	2,734,485
52,550	Sempra Energy	1,878,663

		27,825,216

Financials (31.1%):
34,120	American International Group, Inc.	2,410,578
102,010	Bank of America Corp.	8,671,869
25,850	Capital One Financial Corp.	1,791,922
45,070	CIT Group, Inc.	1,566,633
183,123	Citigroup, Inc.	8,073,892
45,030	Comerica, Inc.	2,632,904
34,450	Hartford Financial Services Group, Inc. (The)	2,242,695
55,390	Health Care REIT, Inc.	1,787,435
106,019	J.P. Morgan Chase & Co.	3,957,689
23,090	Lehman Brothers Holdings, Inc.	1,618,609
50,710	Merrill Lynch & Co., Inc.	2,521,301
18,550	Morgan Stanley	915,072
49,750	National City Corp.	1,815,875
37,050	North Fork Bancorporation, Inc.	1,446,803
48,890	PMI Group, Inc. (The)	2,015,735
58,250	Principal Financial Group, Inc.	1,979,918
60,540	Prudential Financial, Inc.	2,818,742
31,000	TCF Financial Corp.	1,872,400
65,370	Wachovia Corp.	2,896,545
67,170	Wells Fargo & Co.	3,856,230

		56,892,847

Shares	Security Description	Value
Common Stocks, continued
Health Care (2.9%):
20,550	Aetna, Inc.	$1,763,190
56,500	Merck & Co., Inc.	2,562,275
25,330	Wyeth	896,682

		5,222,147

Industrials (11.8%):
122,670	Cendant Corp.	2,806,690
27,930	FedEx Corp.	2,286,908
267,710	General Electric Co.	8,901,358
10,570	Illinois Tool Works, Inc.	956,796
19,970	Ingersoll-Rand Co., Ltd.	1,371,739
106,350	Tyco International Ltd.	3,296,850
52,470	United Defense Industries, Inc. (b)	1,818,086

		21,438,427

Information Technology (6.4%):
106,470	Avaya, Inc. (b)	1,559,786
154,203	Hewlett-Packard Co.	3,107,190
34,080	IAC/InterActive Corp. (b)	930,384
35,750	International Business Machines Corp.	3,112,752
73,530	Microsoft Corp.	2,092,664
50,690	Motorola, Inc.	807,492

		11,610,268

Materials (5.1%):
41,910	Air Products & Chemicals, Inc.	2,168,842
45,100	Alcoa, Inc.	1,444,553
28,540	Dow Chemical Co. (The)	1,138,461
27,356	E.I. du Pont de Nemours & Co.	1,172,752
25,800	Kimberly-Clark Corp.	1,653,006
28,920	PPG Industries, Inc.	1,704,834

		9,282,448

Telecommunications (4.9%):
120,310	SBC Communications, Inc.	3,048,655
97,840	Sprint Corp. (FON Group)	1,827,651
104,471	Verizon Communications, Inc.	4,026,313

		8,902,619

Utilities (3.4%):
35,720	Entergy Corp.	2,053,900
67,670	Exelon Corp.	2,361,683
61,780	PG&E Corp. (b)	1,763,201

		6,178,784

Total Common Stocks (Cost $159,283,341)		177,156,771

Depositary Receipts (1.5%):
26,540	DIAMONDS Trust, Series I	2,698,322

Total Depositary Receipts (Cost $2,686,560)		2,698,322

Investment Company (1.4%):
2,503,992	Victory Institutional Money Market Fund, Investor Shares	2,503,992

Total Investment Company (Cost $2,503,992)		2,503,992

Total Investments (Cost $164,473,893) (a)—100.1%		182,359,085
Liabilities in excess of other assets—(0.1)%		(133,653)

Net Assets—100.0%		$182,225,432

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Value Fund

Schedule of Portfolio Investments, Continued

July 31, 2004

(a)	Cost for federal income tax purposes is $165,613,451. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$20,594,178
Unrealized depreciation	(3,848,544)

Net unrealized appreciation	$16,745,634

(b)	Non-income producing security.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Diversified Fixed Income Fund

Schedule of Portfolio Investments

July 31, 2004

Shares or Principal Amount	Security Description	Value
Corporate Bonds (54.4%):
Consumer Discretionary (4.9%):
$5,000,000	Estee Lauder Cos., Inc., 6.00%, 1/15/12	$5,398,550
1,400,000	McDonald’s Corp., 6.50%, 8/1/07	1,519,000
2,500,000	Wal-Mart Stores, Inc., 8.85%, 1/2/15	3,155,350
3,175,000	Wendy’s International, Inc., 6.20%, 6/15/14	3,381,375

		13,454,275

Consumer Staples (4.0%):
1,388,000	Colgate-Palmolive Co., Series B, 7.60%, 5/19/25, MTN	1,688,155
3,615,000	Kraft Foods, Inc., 4.00%, 10/1/08	3,589,554
2,200,000	Procter & Gamble Co., 8.50%, 8/10/09	2,623,500
448,000	Ralston Purina Co., 7.88%, 6/15/25	548,163
2,495,000	SYSCO Corp., 7.25%, 4/15/07	2,744,500

		11,193,872

Energy (4.7%):
800,000	Amoco Argentina, 6.63%, 9/15/05	836,000
5,000,000	Amoco Co., 6.50%, 8/1/07	5,443,750
1,030,000	Atlantic Richfield Co., 8.50%, 4/1/12	1,278,413
1,028,000	ChevronTexaco Corp., 8.11%, 12/1/04, Chevron Texaco Corp. Guaranteed	1,048,560
3,952,000	Rowan Cos., Inc., Title XI Shipping Bonds, 5.88%, 3/15/12, U.S. Government Guaranteed	4,242,239

		12,848,962

Financials (22.9%):
Banking (6.1%):
975,000	Bank of New York Co., Inc., Series E, 2.20%, 5/12/06, MTN	962,004
3,000,000	Chase Manhattan Corp., 7.25%, 6/1/07	3,307,500
1,000,000	Citigroup, INC., 4.25%, 7/29/09	999,386
4,525,000	Fifth Third Bank, Series BKNT, 2.87%, 8/10/09	4,464,193
1,750,000	Mercantile Safe Deposit & Trust, 5.70%, 11/15/11	1,832,469
1,350,000	U.S. Bancorp, 5.10%, 7/15/07	1,412,428
4,000,000	Wells Fargo Co., 3.12%, 8/15/08	3,874,936

		16,852,916

Broker-Dealer (2.1%):
2,100,000	Goldman Sachs Group, Inc., 5.15%, 1/15/14	2,051,381
3,950,000	Merrill Lynch & Co., Inc., Series B, 3.38%, 9/14/07, MTN	3,918,309

		5,969,690

Financial Services (10.9%):
3,750,000	Countrywide Home Loan, 2.88%, 2/15/07, MTN	3,696,184
2,000,000	General Electric Capital Corp., 5.00%, 2/15/07, MTN	2,084,736
3,000,000	General Electric Capital Corp., 8.63%, 6/15/08	3,491,010

Shares or Principal Amount	Security Description	Value
Corporate Bonds, continued
Financial Services, continued
$2,000,000	General Motors Acceptance Corp., 4.50%, 7/15/06	$2,030,000
4,230,000	Pitney Bowes Credit Corp., 5.75%, 8/15/08	4,516,413
5,575,000	SLM Corp., 1.87%, 7/25/08	5,574,699
5,882,000	Toyota Motor Credit Corp., 2.75%, 8/6/09, MTN	5,797,604
3,000,000	US Central Credit Union, 2.75%, 5/30/08	2,891,250

		30,081,896

Insurance (3.8%):
5,000,000	Berkshire Hathaway Financial, 4.20%, 12/15/10	4,943,685
2,500,000	Genworth Financial, Inc., 5.75%, 6/15/14	2,561,965
3,000,000	Protective Life Secured Trust, Series 2003-1, 3.70%, 11/24/08, MTN	2,967,417

		10,473,067

		63,377,569

Foreign Government (2.9%):
3,000,000	Province of Ontario, 3.28%, 3/28/08	2,955,000
5,000,000	Republic of Finland, 4.75%, 3/6/07	5,197,775

		8,152,775

Health Care (2.8%):
5,000,000	Astrazeneca PLC, 5.40%, 6/1/14	5,125,680
2,400,000	Pharmacia Corp., 6.75%, 12/15/27	2,694,492

		7,820,172

Industrials (3.3%):
5,384,052	FedEx Corp., Pass Thru Certificates, 7.50%, 1/15/18	6,184,701
3,000,000	General Electric Co., 5.00%, 2/1/13	2,999,739

		9,184,440

Sovereign Agency (1.8%):
5,000,000	Export Development Corp., 4.55%, 6/30/05	5,115,725

Special Purpose Entity (1.1%):
3,000,000	Ohana Military Communities LLC, Series 04I, 5.47%, 10/1/21	2,988,750

Supranational Agency (3.6%):
920,000	African Development Bank, 6.88%, 10/15/15	1,049,379
3,000,000	Asian Development Bank, 5.59%, 7/16/18	3,176,250
4,779,000	Inter-American Development Bank, 8.50%, 3/15/11	5,836,540

		10,062,169

Telecommunications (2.4%):
4,075,000	GTE Southwest, Inc., First Mortgage Bond, 8.50%, 11/15/31	5,088,656
1,500,000	Southwestern Bell Telephone Co., 7.00%, 7/1/15	1,655,625

		6,744,281

Total Corporate Bonds (Cost $147,224,387)		150,942,990

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Diversified Fixed Income Fund

Schedule of Portfolio Investments, Continued

July 31, 2004

Shares or Principal Amount	Security Description	Value
Private Placements (4.3%):
Financials (3.6%):
$5,000,000	MBIA Global Funding LLC, 5.38%, 6/20/14, (b)	$5,003,635
5,000,000	Monumental Global Funding II, 3.90%, 6/15/09, (b)	4,912,500

		9,916,135

Materials (0.7%):
2,000,000	North Finance (Bermuda) Ltd., 7.00%, 9/15/05, (b)	2,069,270

Total Private Placements (Cost $12,002,743)		11,985,405

U.S. Government Agencies (22.7%):
Federal Home Loan Bank (4.5%):
5,000,000	6.50%, 11/15/05	5,249,670
2,500,000	4.88%, 11/15/06	2,592,028
1,000,000	5.80%, 9/2/08	1,070,858
3,000,000	7.63%, 5/14/10	3,498,423

		12,410,979

Federal Home Loan Mortgage Corp. (5.9%):
2,075,000	6.75%, 5/30/06	2,222,470
2,000,000	2.00%, 3/9/07	1,968,388
7,000,000	4.15%, 12/18/08	6,893,936
5,000,000	6.25%, 3/5/12	5,264,905

		16,349,699

Federal National Mortgage Assoc. (6.9%):
5,000,000	5.50%, 5/2/06	5,226,755
5,000,000	6.00%, 5/15/08	5,401,090
5,000,000	3.80%, 2/3/09	4,961,075
1,000,000	6.88%, 9/10/12	1,079,432
2,600,000	4.60%, 6/5/18	2,405,946

		19,074,298

Housing & Urban Development (1.1%):
2,950,000	6.41%, 8/1/14	3,132,782

Private Export Funding (2.3%):
565,000	7.11%, 4/15/07	621,500

Shares or Principal Amount	Security Description	Value
U.S. Government Agencies, continued
Private Export Funding, continued
$3,100,000	6.67%, 9/15/09	$3,448,750
2,200,000	4.97%, 8/15/13	2,208,250

		6,278,500

Small Business Administration Corp. (1.5%):
4,041,007	6.34%, 8/1/11	4,283,034

U.S. Agency for International Development (0.5%):
1,500,000	AID to Israel, 5.50%, 12/4/23	1,498,106

Total U.S. Government Agencies (Cost $61,164,660)		63,027,398

U.S. Treasury Bonds (8.9%):
6,400,000	7.25%, 5/15/16	7,823,002
2,850,000	7.88%, 2/15/21	3,722,927
8,000,000	6.25%, 8/15/23	8,975,631
4,000,000	5.50%, 8/15/28	4,109,040

Total U.S. Treasury Bonds (Cost $23,454,692)		24,630,600

U.S. Treasury Notes (6.2%):
2,000,000	7.25%, 8/15/04	2,005,034
1,000,000	7.50%, 2/15/05	1,030,743
1,475,000	6.50%, 5/15/05	1,527,259
5,000,000	5.75%, 11/15/05	5,220,510
3,000,000	6.63%, 5/15/07	3,286,878
2,000,000	5.63%, 5/15/08	2,159,532
2,000,000	4.00%, 11/15/12	1,957,502

Total U.S. Treasury Notes (Cost $16,842,583)		17,187,458

Investment Company (2.4%):
6,794,644	Victory Institutional Money Market Fund, Investor Shares	6,794,644

Total Investment Company (Cost $6,794,644)		6,794,644

Total Investments (Cost $267,483,709) (a)—98.9%		274,568,495
Other assets in excess of liabilities—1.1%		3,188,908

Net Assets—100.0%		$277,757,403

(a)	Cost for federal income tax purposes is $267,518,800. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$8,641,082
Unrealized depreciation	(1,591,387)

Net unrealized appreciation	$7,049,695

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. The Fund’s adviser has deemed these securities to be liquid based upon procedures approved by the Board of Trustees.

Issue Description	Acquisition Date	Cost	Value	Percent of Total Investments	Percent of Net Assets
MBIA Global Funding LLC, 5.38%, 6/20/14	5/27/04	$4,980,536	$5,003,635	1.8%	1.8%
Monumental Global Funding II, 3.90%, 6/15/09	1/6/04	4,992,418	4,912,500	1.8%	1.8%
North Finance (Bermuda) Ltd.	1/3/02	2,029,789	2,069,270	0.8%	0.7%

Fund total:			$11,985,405	4.4%	4.3%

MTN—Medium Term Note

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Securities Fund

Schedule of Portfolio Investments

July 31, 2004

Principal Amount	Security Description	Value
Alternative Minimum Tax Paper (11.0%):
Hawaii (11.0%):
$3,000,000	Hawaii Airport System Revenue, 5.625%, 7/1/18, Callable 7/1/21 @ 100, FGIC	$3,248,310
15,375,000	Hawaii Airport System Revenue, Second Series, 6.90%, 7/1/12, Escrowed to Maturity, MBIA	17,926,020
3,000,000	Hawaii Department of Budget & Finance Special Purpose Revenue, Hawaiian Electric Co., 5.70%, 7/1/20, Callable 7/1/10 @ 101, AMBAC	3,214,320
5,000,000	Hawaii Department of Budget & Finance Special Purpose Revenue, Hawaiian Electric Co., Series A, 6.20%, 5/1/26, Callable 5/1/06 @ 101, MBIA	5,319,400
7,200,000	Hawaii Department of Budget & Finance Special Purpose Revenue, Hawaiian Electric Co., Series A, 5.65%, 10/1/27, Callable 10/1/12 @ 101, MBIA	7,556,184
1,500,000	Hawaii Harbor System Revenue, Series B, 5.50%, 7/1/19, Callable 7/1/12 @ 100, AMBAC	1,600,875
410,000	Hawaii Housing Finance & Development Corp., Single Family Mortgage Revenue, Series A, 6.00%, 7/1/26, Callable 7/1/04 @ 102, FNMA	414,900

		39,280,009

Total Alternative Minimum Tax Paper (Cost $35,468,440)		39,280,009

Municipal Bonds (88.1%):
Arizona (2.3%):
1,000,000	Maricopa School District No. 69 Paradise Valley GO, 5.40%, 7/1/12, Callable 7/1/05 @ 101, MBIA	1,042,020
1,000,000	Mesa GO, 5.00%, 7/1/13, FGIC	1,092,060
2,150,000	Phoenix Civic Improvement Corp. Revenue, 5.25%, 7/1/16, Callable 7/1/27 @ 100, MBIA	2,297,942
1,040,000	Pima County Unified School District No.1 Tucson GO, 4.75%, 7/1/14, Callable 7/1/12@ 100, FSA	1,097,450
2,510,000	Scottsdale GO, 5.375%, 7/1/16, Callable 7/1/11 @ 101	2,777,164

		8,306,636

Arkansas (0.3%):
445,000	Cabot School District No. 4 Lonoke County GO, 3.30%, 2/1/13, Callable 8/1/08 @ 100, AMBAC	423,662

Principal Amount	Security Description	Value
Municipal Bonds, continued
Arkansas, continued
$490,000	Sheridan School District No. 37 GO, 4.50%, 2/1/16, Callable 8/1/08 @ 100, AMBAC	$496,605

		920,267

California (0.8%):
2,745,000	San Francisco City & County Airport Community International Airport Revenue, Second Series, 5.625%, 5/1/21, Callable 5/1/06 @ 101, FGIC	2,923,288

Colorado (0.2%):
600,000	Adams & Arapahoe Counties School District No. 28 GO, Series C, 5.35%, 12/1/15, Callable 12/1/06 @ 102, FGIC	648,414

Florida (4.2%):
700,000	Florida State Board of Education Capital Outlay GO, Series 99E, 5.25%, 6/1/12, Callable 6/1/11 @ 101	776,139
3,000,000	Florida State Board of Education Capital Outlay GO, Series C, 5.875%, 6/1/20, Callable 6/1/10 @ 101, FGIC	3,364,830
3,500,000	Florida State Turnpike Authority Revenue, Department of Transportation, Series A, 5.75%, 7/1/17, Callable 7/1/10 @ 101	3,929,485
2,000,000	Miami-Dade County Expressway Authority Toll System Revenue, 6.00%, 7/1/20, Prerefunded 7/1/10 @ 101, FGIC	2,315,800
3,725,000	Orlando Utilities Community Water & Electric Revenue, Series D, 6.75%, 10/1/17	4,544,277

		14,930,531

Georgia (4.0%):
390,000	Georgia Municipal Electric Authority Power Revenue, Series W, 6.60%, 1/1/18, Escrowed to Maturity, MBIA	486,112
6,420,000	Georgia Municipal Electric Authority Power Revenue, Series W, 6.60%, 1/1/18, MBIA	7,802,289
2,330,000	Metropolitan Atlanta Rapid Transportation Authority Sales Tax Revenue, Series P, 6.25%, 7/1/11, AMBAC	2,720,089
2,800,000	Milledgeville Water & Sewer Revenue, 6.00%, 12/1/16, FSA	3,298,624

		14,307,114

Hawaii (47.5%):
2,000,000	Hawaii County GO, Series A, 5.50%, 5/1/08, FGIC	2,197,180

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Securities Fund

Schedule of Portfolio Investments, Continued

July 31, 2004

Principal Amount	Security Description	Value
Municipal Bonds, continued
Hawaii, continued
$1,000,000	Hawaii County GO, Series A, 4.90%, 2/1/09, Callable 2/1/06 @ 101.5, FGIC	$1,051,500
1,810,000	Hawaii County GO, Series A, 5.00%, 2/1/10, Callable 2/1/06 @ 101.5, FGIC	1,908,319
2,095,000	Hawaii County GO, Series A, 5.10%, 2/1/13, Callable 2/1/06 @ 101.5, FGIC	2,195,686
605,000	Hawaii County GO, Series A, 5.60%, 5/1/13, FGIC	683,880
1,065,000	Hawaii County GO, Series A, 5.50%, 7/15/14, FGIC	1,178,721
2,320,000	Hawaii County GO, Series A, 5.20%, 2/1/15, Callable 2/1/06 @ 101.5, FGIC	2,426,163
1,340,000	Hawaii County GO, Series A, 5.50%, 7/15/15, FGIC	1,477,055
2,000,000	Hawaii County GO, Series A, 5.50%, 5/15/16, Callable 5/15/09 @ 101, FSA	2,186,880
3,000,000	Hawaii Department of Budget & Finance, Special Purpose Revenue, Hawaiian Electric Co., Series A, 4.95%, 4/1/12, MBIA	3,256,290
2,000,000	Hawaii Department of Budget & Finance, Special Purpose Revenue, Hawaiian Electric Co., Series A, 5.50%, 12/1/14, Callable 12/1/09 @ 101, AMBAC	2,200,100
1,390,000	Hawaii Department of Budget & Finance, Special Purpose Revenue, Kapiolani Health Care System, 6.30%, 7/1/08, Callable 3/8/04 @ 102, MBIA	1,407,806
3,680,000	Hawaii Department of Budget & Finance, Special Purpose Revenue, Kapiolani Health Care System, 6.40%, 7/1/13, Callable 3/8/04 @ 102, MBIA	3,727,325
1,455,000	Hawaii Department of Budget & Finance, Special Purpose Revenue, Queens Health System, Series A, 5.875%, 7/1/11, Callable 7/1/06 @ 102	1,591,217
2,500,000	Hawaii Department of Budget & Finance, Special Purpose Revenue, Queens Health System, Series B, 5.25%, 7/1/23, Callable 7/1/08 @ 102, MBIA	2,537,900
2,795,000	Hawaii Housing Finance & Development Corp., Single Family Mortgage Revenue, Series B, 5.70%, 7/1/13, Callable 10/12/04 @ 102, FNMA	2,861,214

Principal Amount	Security Description	Value
Municipal Bonds, continued
Hawaii, continued
$1,325,000	Hawaii Housing Finance & Development Corp., Single Family Mortgage Revenue, Series B, 6.90%, 7/1/16, Callable 10/22/04 @ 100, FNMA	$1,339,575
5,980,000	Hawaii Housing Finance & Development Corp., Single Family Mortgage Revenue, Series B, 5.85%, 7/1/17, Callable 10/12/04 @ 102, FNMA	6,084,171
3,475,000	Hawaii Housing Finance & Development Corp., Single Family Mortgage Revenue, Series B, 7.00%, 7/1/31, Callable 10/22/04 @ 100, FNMA	3,525,492
2,340,000	Hawaii Housing Finance & Development Corp., University of Hawaii Faculty Housing Project Revenue, 5.70%, 10/1/25, Callable 10/1/05 @ 101, AMBAC	2,461,165
2,000,000	Hawaii State GO, Series BZ, 6.00%, 10/1/12, FGIC	2,319,760
1,350,000	Hawaii State GO, Series CH, 4.75%, 11/1/11, MBIA	1,450,791
1,335,000	Hawaii State GO, Series CH, 4.75%, 11/1/13, MBIA	1,429,758
3,000,000	Hawaii State GO, Series CM, 6.50%, 12/1/13, FGIC	3,622,950
1,500,000	Hawaii State GO, Series CN, 6.25%, 3/1/08, FGIC	1,682,445
2,000,000	Hawaii State GO, Series CN, 5.50%, 3/1/14, Callable 3/1/07 @ 102, FGIC	2,172,540
4,975,000	Hawaii State GO, Series CN, 5.25%, 3/1/15, Callable 3/1/07 @ 102, FGIC	5,359,916
5,255,000	Hawaii State GO, Series CP, 5.00%, 10/1/12, Callable 10/1/07 @ 101, FGIC	5,648,441
5,300,000	Hawaii State GO, Series CP, 5.00%, 10/1/13, Callable 10/1/07 @ 101, FGIC	5,635,436
4,310,000	Hawaii State GO, Series CP, 5.00%, 10/1/15, Callable 10/1/07 @ 101, FGIC	4,549,421
3,000,000	Hawaii State GO, Series CP, 5.00%, 10/1/16, Callable 10/1/07 @ 101, FGIC	3,165,720
2,050,000	Hawaii State GO, Series CP, 5.00%, 10/1/17, Callable 10/1/07 @ 101, FGIC	2,145,653
3,150,000	Hawaii State GO, Series CR, 5.00%, 4/1/16, Callable 4/1/08 @ 101, MBIA	3,322,967

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Securities Fund

Schedule of Portfolio Investments, Continued

July 31, 2004

Principal Amount	Security Description	Value
Municipal Bonds, continued
Hawaii, continued
$5,500,000	Hawaii State GO, Series CR, 5.00%, 4/1/17, Callable 4/1/08 @ 101, MBIA	$5,748,049
2,000,000	Hawaii State GO, Series CT, 5.875%, 9/1/16, Prerefunded 9/1/09 @ 101, FSA	2,289,020
2,000,000	Hawaii State GO, Series CT, 5.875%, 9/1/17, Prerefunded 9/1/09 @ 101, FSA	2,289,020
500,000	Hawaii State GO, Series CY, 5.75%, 2/1/15, FSA	572,065
750,000	Hawaii State GO, Series CZ, 5.50%, 7/1/13, FSA	842,895
5,000,000	Hawaii State GO, Series DD, 5.00%, 5/1/16, MBIA	5,362,250
1,000,000	Hawaii State GO, Series DD, 5.00%, 5/1/17, MBIA	1,065,830
4,240,000	Hawaii State GO, Series DD, 5.00%, 5/1/18, MBIA	4,494,697
1,000,000	Hawaii State Highway Revenue, 5.25%, 7/1/14, Callable 7/1/08 @ 101, FGIC	1,082,400
2,000,000	Hawaii State Highway Revenue, 5.375%, 7/1/14, Callable 7/1/11 @ 100, FSA	2,192,300
2,325,000	Hawaii State Highway Revenue, 5.375%, 7/1/15, Callable 7/1/11 @ 100, FSA	2,533,785
1,250,000	Hawaii State Highway Revenue, 5.25%, 7/1/16, Callable 7/1/06 @ 102, MBIA	1,339,925
1,350,000	Hawaii State Highway Revenue, 5.375%, 7/1/17, Callable 7/1/10 @ 100, FSA	1,467,477
2,530,000	Hawaii State Highway Revenue, 5.375%, 7/1/18, Callable 7/1/10 @ 100, FSA	2,740,395
875,000	Honolulu City & County GO, Series A, 6.00%, 1/1/11, FGIC	998,489
2,125,000	Honolulu City & County GO, Series A, 6.00%, 1/1/11, Escrowed to Maturity, FGIC	2,447,278
4,820,000	Honolulu City & County GO, Series A, 5.75%, 4/1/11, Escrowed to Maturity, FGIC	5,505,018
465,000	Honolulu City & County GO, Series A, 5.75%, 4/1/12, Escrowed to Maturity, FGIC	535,066
1,865,000	Honolulu City & County GO, Series A, 5.75%, 4/1/12, FGIC	2,123,172
850,000	Honolulu City & County GO, Series A, 5.75%, 4/1/13, Escrowed to Maturity, FGIC	980,764
3,345,000	Honolulu City & County GO, Series A, 5.75%, 4/1/13, FGIC	3,814,304

Principal Amount	Security Description	Value
Municipal Bonds, continued
Hawaii, continued
$5,000	Honolulu City & County GO, Series A, 5.625%, 9/1/13, Callable 9/1/06 @ 102, FGIC	$5,467
1,670,000	Honolulu City & County GO, Series A, 5.625%, 9/1/13, Prerefunded 9/1/08 @ 100, FGIC	1,857,257
3,500,000	Honolulu City & County GO, Series A, 5.375%, 9/1/18, Callable 9/1/11 @ 100, FSA	3,943,065
1,000,000	Honolulu City & County GO, Series B, 5.125%, 7/1/10, Callable 7/1/09 @ 101, FGIC	1,103,000
295,000	Honolulu City & County GO, Series B, 5.25%, 10/1/12, Escrowed to Maturity, FGIC	331,571
640,000	Honolulu City & County GO, Series B, 5.25%, 10/1/12, FGIC	708,800
2,595,000	Honolulu City & County GO, Series B, 5.125%, 7/1/18, Callable 7/1/09 @ 101, FGIC	2,722,700
2,500,000	Honolulu City & County GO, Series C, 5.125%, 7/1/16, Callable 7/1/09 @ 101, FGIC	2,651,600
2,000,000	Honolulu City & County Waste Water System Revenue, Junior Series, 5.00%, 7/1/23, Callable 7/1/09 @ 101, FGIC	2,035,720
2,320,000	Honolulu City & County Water GO, 6.00%, 12/1/11, Escrowed to Maturity, FGIC	2,699,923
935,000	Honolulu City & County Water GO, 6.00%, 12/1/14, Escrowed to Maturity, FGIC	1,105,759
1,340,000	Kauai County GO, Series C, 5.90%, 8/1/09, AMBAC	1,516,920
1,000,000	Maui County GO, 6.00%, 12/15/08, FGIC	1,127,920
1,005,000	Maui County GO, Series A, 5.10%, 9/1/11, Callable 9/1/07 @ 101, FGIC	1,085,882
1,160,000	Maui County GO, Series A, 5.125%, 3/1/15, Callable 3/1/08 @ 101, FGIC	1,233,846
2,040,000	Maui County GO, Series A, 5.375%, 3/1/17, Callable 3/1/08 @ 101, FGIC	2,180,474
1,125,000	Maui County GO, Series C, 5.25%, 3/1/18, FGIC	1,192,883
1,000,000	University of Hawaii System Revenue, Series A, 5.50%, 7/15/16, FGIC	1,109,130
1,205,000	University of Hawaii System Revenue, Series A, 5.50%, 7/15/22, Callable 7/15/12 @ 100, FGIC	1,294,724

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Securities Fund

Schedule of Portfolio Investments, Continued

July 31, 2004

Principal Amount	Security Description	Value
Municipal Bonds, continued
Hawaii, continued
$1,000,000	University of Hawaii System Revenue, Series A, 5.50%, 7/15/29, Callable 7/15/12 @ 100, FGIC	$1,045,770

		170,180,047

Illinois (1.9%):
1,000,000	Central Lake County Joint Action Water Agency Revenue, 5.25%, 5/1/13, AMBAC	1,101,460
3,230,000	Chicago GO, Series A, 5.375%, 1/1/14, Callable 7/1/12 @ 100, AMBAC	3,569,925
2,000,000	Chicago Midway Airport Revenue, Series C, 5.50%, 1/1/15, MBIA	2,211,980

		6,883,365

Indiana (0.4%):
290,000	Indiana Board Bank Revenue Common School Fund, Series B, 5.00%, 2/1/09, MBIA	313,064
1,000,000	Tri School Indiana School Revenue, 5.00%, 7/15/15, FSA	1,069,140

		1,382,204

Kansas (0.6%):
2,195,000	Kansas City Utilities System Revenue, 6.375%, 9/1/23, Callable 9/1/04 @ 102, FGIC	2,247,482

Kentucky (0.4%):
1,250,000	Kentucky State Property & Buildings Commission Revenue, 2nd Series, 5.50%, 11/1/16, FSA	1,384,163

Massachusetts (1.9%):
1,000,000	Massachusetts State GO, Series C, 5.75%, 10/1/20, Prerefunded 10/1/10 @ 100	1,132,500
5,000,000	Massachusetts State GO, Series D, 5.25%, 11/1/17, MBIA	5,572,100
80,000	Massachusetts State Water Pollution Abatement Revenue, Series 2, 5.70%, 2/1/13, Callable 2/1/05 @ 102	83,183

		6,787,783

Michigan (4.3%):
3,000,000	Caledonia Community Schools GO, 5.50%, 5/1/23, Callable 5/1/10 @ 100, FGIC	3,196,920
1,000,000	Kentwood Michigan Public Schools GO, 5.00%, 5/1/16, MBIA	1,065,500
3,000,000	Michigan Municipal Building Authority Revenue, Clean Water Revolving Fund, 5.50%, 10/1/21, Callable 10/1/10 @ 101	3,407,430

Principal Amount	Security Description	Value
Municipal Bonds, continued
Michigan, continued
$1,500,000	Michigan State Building Authority Revenue, Series II, 5.00%, 10/15/12, Prerefunded 10/15/07 @ 101	$1,636,095
3,000,000	Michigan State GO, 5.50%, 12/1/13	3,387,090
2,245,000	Michigan State Strategic Fund Ltd. Obligation Revenue, 6.95%, 5/1/11, FGIC	2,704,888

		15,397,923

Minnesota (0.3%):
1,000,000	St. Paul Special Assessment GO, Series B, 5.00%, 3/1/13	1,062,440

Missouri (0.6%):
2,000,000	University of Missouri Revenue, Series B, 5.375%, 11/1/16	2,189,720

Nevada (0.4%):
1,200,000	Clark County Nevada Passenger Facilities Charge Revenue, Las Vegas McCarran International Airport, 6.25%, 7/1/08, AMBAC	1,348,908

New Jersey (0.5%):
1,560,000	New Jersey Wastewater Treatment Trust Revenue, Series A, 7.00%, 5/15/08, MBIA	1,791,582

New Mexico (0.5%):
1,625,000	Sante Fe Gross Receipts Tax Revenue, Series B, 5.625%, 6/1/16, Callable 6/1/06 @ 102, AMBAC	1,751,230

New York (2.4%):
5,000,000	New York State Thruway Authority General Revenue, Series D, 5.50%, 1/1/16, Callable 1/1/07 @ 102	5,405,700
2,000,000	New York State Thruway Authority Revenue, Highway & Bridge Trust Fund, Series A, 5.80%, 4/1/18, Callable 4/1/10 @ 101, FSA	2,233,140
1,000,000	New York State Thruway Authority Revenue, Highway & Bridge Trust Fund, Series B, 5.25%, 4/1/12, AMBAC	1,109,530

		8,748,370

North Carolina (0.1%):
275,000	University Systems Pool Revenue, Series A, 4.00%, 4/1/15, AMBAC	275,864

Ohio (3.6%):
2,320,000	Cleveland Package Facilities Revenue, 5.50%, 9/15/16, Callable 9/15/06 @ 102, MBIA	2,509,915

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Securities Fund

Schedule of Portfolio Investments, Continued

July 31, 2004

Principal Amount	Security Description	Value
Municipal Bonds, continued
Ohio, continued
$3,165,000	Columbus Municipal Airport Authority Revenue, Port Columbus Improvement, Series B, 5.00%, 1/1/16, Callable 1/1/08 @ 101, AMBAC	$3,267,894
1,000,000	Hamilton County Sales Tax Revenue, Series B, 5.25%, 12/1/18, AMBAC	1,067,460
2,085,000	Ohio State Building Authority, Adult Correction Facility Revenue, Series A, 5.25%, 4/1/14, MBIA	2,314,934
1,000,000	Ohio State Building Authority, Adult Correction Facility Revenue, Series A, 5.50%, 10/1/14, FSA	1,108,920
2,250,000	Ohio State Community Turnpike Revenue, Series B, 5.50%, 2/15/12, FSA	2,531,340

		12,800,463

Oregon (2.5%):
3,100,000	Clackamas Community College District GO, 5.25%, 6/15/16, Callable 6/15/11 @ 100, FGIC	3,349,736
5,000,000	Portland Sewer System Revenue, Series A, 5.75%, 8/1/18, Callable 8/1/10 @ 100, FGIC	5,586,150

		8,935,886

Puerto Rico (0.5%):
1,500,000	Puerto Rico Commonwealth Public Improvement GO, Series A, 5.50%, 7/1/13, FGIC	1,708,155

South Carolina (0.1%):
450,000	Orangeburg County School District GO, 5.00%, 4/1/16, FSA	483,867

Tennessee (0.5%):
1,600,000	Shelby County GO, Series B, 5.25%, 8/1/17, Callable 8/1/07 @ 101	1,707,408

Principal Amount	Security Description	Value
Municipal Bonds, continued
Texas (0.4%):
$1,365,000	New Braunfels GO, 5.00%, 10/1/16, AMBAC	$1,455,636

Virginia (1.6%):
3,650,000	Norfolk Water Revenue, 5.75%, 11/1/13, Callable 11/1/05 @ 102, MBIA	3,887,652
1,750,000	Richmond GO, Series B, 5.20%, 1/15/14, Callable 1/15/06 @ 102, FGIC	1,854,370

		5,742,022

Washington (5.0%):
3,475,000	Douglas County School District No. 206 Eastmont GO, 5.00%, 12/1/17, FGIC	3,650,905
3,000,000	King County Sewer Revenue, Second Series, 6.25%, 1/1/14, Callable 1/1/09 @ 101, FGIC	3,435,390
1,125,000	Skagit County Public Hospital District GO, Series B, 5.375%, 12/1/17, MBIA	1,225,890
1,000,000	Snohomish County GO, 5.70%, 12/1/14, Callable 12/1/09 @ 100, MBIA	1,114,210
2,880,000	Snohomish County Limited Tax GO, 5.25%, 12/1/12, Callable 12/1/11 @ 100, MBIA	3,173,702
850,000	Snohomish County WA School District No. 2, 5.00%, 6/1/09	923,814
4,000,000	Washington State GO, Series A, 5.625%, 7/1/19, Callable 7/1/10 @ 100	4,376,280

		17,900,191

Wisconsin (0.3%):
1,000,000	Milwaukee Sewage Revenue, Series S4, 5.00%, 6/1/18, Callable 6/1/13 @ 100, FGIC	1,047,900

Total Municipal Bonds (Cost $291,446,285)		315,248,859

Total Investments (Cost $326,914,725) (a)—99.1%		354,528,868
Other assets in excess of liabilities—0.9%		3,352,679

Net Assets—100.0%		$357,881,547

(a)	Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$27,667,154
Unrealized depreciation	(53,011)

Net unrealized appreciation	$27,614,143

Aggregate cost for federal income tax purposes is substantially the same.

AMBAC—Insured by AMBAC Indemnity Corporation

FGIC—Insured by the Financial Guaranty Insurance Company

FNMA—Insured by Federal National Mortgage Association collateral

FSA—Insured by Financial Security Assurance

GO—General Obligation

MBIA—Insured by MBIA, Inc.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Short Intermediate U.S. Government Securities Fund

Schedule of Portfolio Investments

July 31, 2004

Principal Amount	Security Description	Value
U.S. Government Agencies (81.5%):
Federal Farm Credit Bank (21.3%):
$690,000	3.875%, 12/15/04	$696,038
2,000,000	3.875%, 2/1/05	2,018,167
1,000,000	5.75%, 2/9/05	1,019,060
1,000,000	1.75%, 4/8/05	997,475
2,000,000	2.125%, 8/15/05	1,996,138
500,000	5.10%, 11/9/05	516,288
10,000	6.50%, 11/22/05	10,514
1,000,000	5.50%, 6/15/06	1,047,500
1,825,000	2.95%, 9/8/06	1,822,210
250,000	6.30%, 8/8/07	270,433
200,000	6.52%, 9/24/07	217,941
1,000,000	2.95%, 6/12/08	970,188
1,250,000	3.875%, 2/18/09	1,239,380
5,000,000	3.30%, 3/17/09	4,839,104

		17,660,436

Federal Home Loan Bank (58.0%):
500,000	3.375%, 11/15/04	502,500
1,000,000	4.125%, 11/15/04	1,007,500
300,000	4.375%, 2/15/05	303,750
190,000	5.25%, 5/13/05	194,615
500,000	6.955%, 7/15/05	522,500
1,000,000	3.25%, 8/15/05	1,009,519
1,000,000	6.875%, 8/15/05	1,047,468
15,000	6.34%, 10/19/05	15,709
100,000	6.50%, 11/15/05	104,993
500,000	2.50%, 12/15/05	499,715
1,000,000	5.29%, 1/27/06	1,038,642
7,000,000	2.125%, 5/15/06	6,916,097
5,000,000	5.375%, 5/15/06	5,221,065
1,000,000	2.20%, 6/5/06	988,203
500,000	1.90%, 7/7/06	490,442
1,000,000	5.25%, 8/15/06	1,045,000
1,000,000	2.875%, 9/15/06	998,750
1,000,000	2.75%, 9/29/06	994,053
150,000	4.61%, 11/6/06	155,063
1,000,000	4.875%, 11/15/06	1,036,811
2,000,000	6.79%, 2/5/07	2,172,006
1,000,000	2.76%, 2/9/07	989,457
3,000,000	4.875%, 2/15/07	3,120,972
890,000	5.00%, 3/8/07	928,895

Principal Amount	Security Description	Value
U.S. Government Agencies, continued
Federal Home Loan Bank, continued
$365,000	6.995%, 4/2/07	$399,485
500,000	4.875%, 5/15/07	520,526
1,500,000	7.625%, 5/15/07	1,672,571
210,000	7.325%, 5/30/07	232,406
255,000	6.50%, 8/15/07	277,367
425,000	3.45%, 11/5/07	423,987
225,000	3.50%, 11/15/07	224,719
1,000,000	3.375%, 2/15/08	990,185
250,000	3.50%, 4/15/08	248,027
600,000	3.50%, 4/22/08	590,120
1,000,000	6.185%, 5/6/08	1,086,733
1,925,000	3.00%, 6/30/08	1,869,412
7,500,000	3.375%, 7/21/08	7,363,387
1,000,000	3.625%, 11/14/08	986,538

		48,189,188

Student Loan Marketing Assoc. (0.3%):
250,000	5.85%, 6/1/07	266,778

Tennessee Valley Authority (1.9%):
1,500,000	6.375%, 6/15/05	1,552,500

Total U.S. Government Agencies (Cost $67,537,966)		67,668,902

U.S. Treasury Notes (17.5%):
229,000	6.50%, 5/15/05	237,113
200,000	6.50%, 8/15/05	209,047
200,000	3.00%, 11/15/07	198,899
1,000,000	3.00%, 2/15/08	990,938
6,510,000	2.625%, 5/15/08	6,340,896
250,000	3.25%, 8/15/08	248,213
2,500,000	3.125%, 9/15/08	2,467,580
1,500,000	3.125%, 10/15/08	1,478,615
500,000	3.00%, 2/15/09	487,520
2,000,000	2.625%, 3/15/09	1,916,486

Total U.S. Treasury Notes (Cost $14,867,979)		14,575,307

Total Investments (Cost $82,405,945) (a)—99.0%		82,244,209
Other assets in excess of liabilities—1.0%		835,411

Net Assets—100.0%		$83,079,620

(a)	Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$703,270
Unrealized depreciation	(865,006)

Net unrealized depreciation	$(161,736)

Aggregate cost for federal income tax purposes is substantially the same.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Short Intermediate Securities Fund

Schedule of Portfolio Investments

July 31, 2004

Shares or Principal Amount	Security Description	Value
Alternative Minimum Tax Paper (6.1%):
Hawaii (4.6%):
$610,000	Hawaii Airport System Revenue, Second Series, 6.90%, 7/1/12, Escrowed to Maturity, MBIA	$711,211
1,000,000	Hawaii State Airport System Revenue, 4.75%, 7/1/06, FGIC	1,043,370
1,585,000	Hawaii State Housing Finance & Development Corp., Single Family Mortgage Revenue, Series A, 4.75%, 7/1/06, FNMA	1,633,057

		3,387,638

Utah (1.5%):
1,000,000	Utah State Board of Regents Student Loan Revenue, Series N, 5.90%, 11/1/07, Callable 11/1/05 @ 102, AMBAC	1,062,580

Total Alternative Minimum Tax Paper (Cost $4,309,425)		4,450,218

Municipal Bonds (89.5%):
Arkansas (0.3%):
195,000	Arkansas State College Savings GO, Series B, 4.85%, 6/1/09	204,855

Colorado (1.7%):
1,200,000	Colorado Housing & Finance Authority Revenue, Class I, Series A-1, 1.09%, *10/1/30, FHLB	1,200,000

Hawaii (49.2%):
600,000	Hawaii County GO, Series A, 4.50%, 7/15/09, FSA	640,230
1,065,000	Hawaii County GO, Series A, 5.25%, 5/15/12, Callable 5/15/09 @ 101	1,162,235
4,150,000	Hawaii Department of Budget & Finance, Special Purpose Revenue, Queens Health System, Series A, 1.05%, *7/1/26	4,150,000
500,000	Hawaii State GO, Series BW, 6.40%, 3/1/09, FSA	571,465
500,000	Hawaii State GO, Series CC, 5.125%, 2/1/07	534,015
1,000,000	Hawaii State GO, Series CN, 6.25%, 3/1/08, FGIC	1,121,630
800,000	Hawaii State GO, Series CO, 6.00%, 9/1/05, FGIC	837,360
1,000,000	Hawaii State GO, Series CO, 6.00%, 9/1/06, FGIC	1,077,700
1,150,000	Hawaii State GO, Series CP, 5.50%, 10/1/07, FGIC	1,255,938
1,000,000	Hawaii State GO, Series CR, 5.25%, 4/1/13, Callable 4/1/08 @ 101, MBIA	1,079,820
1,000,000	Hawaii State GO, Series CS, 5.00%, 4/1/07, MBIA	1,067,870

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued
Hawaii, continued
$1,000,000	Hawaii State GO, Series CT, 5.25%, 9/1/07, FSA	$1,082,430
1,000,000	Hawaii State GO, Series CU, 5.75%, 10/1/10, MBIA	1,133,100
1,250,000	Hawaii State GO, Series CV, 5.50%, 8/1/08, FGIC	1,381,100
250,000	Hawaii State GO, Series CX, 3.80%, 2/1/08, FSA	259,443
250,000	Hawaii State GO, Series CX, 4.00%, 2/1/09, FSA	260,113
1,000,000	Hawaii State GO, Series CZ, 5.25%, 7/1/12, FSA	1,108,290
400,000	Hawaii State GO, Series DC, 3.00%, 9/1/05	405,984
3,000,000	Hawaii State GO, Series DD, 4.25%, 5/1/10, MBIA	3,149,427
1,000,000	Hawaii State Harbor System Revenue, Series A, 4.50%, 7/1/08, AMBAC	1,065,940
750,000	Hawaii State Highway Revenue, 4.85%, 7/1/09, FSA	811,800
250,000	Hawaii State Highway Revenue, 5.125%, 7/1/13, Callable 7/1/10 @ 100, FSA	269,018
1,200,000	Hawaii State Housing Finance & Development Corp., Single Family Mortgage Revenue, Series B, 4.80%, 7/1/07, FNMA	1,261,752
1,000,000	Honolulu City & County GO, Series A, 5.00%, 3/1/08, MBIA	1,079,280
2,640,000	Honolulu City & County GO, Series C, 5.50%, 11/1/09, FGIC	2,940,167
1,150,000	Honolulu City & County Waste Water System Revenue, 5.00%, 7/1/09, FGIC	1,252,569
1,000,000	Honolulu City & County Waste Water System Revenue, Series SR, 5.00%, 7/1/07, AMBAC	1,071,140
1,000,000	Honolulu City & County Water Supply Revenue, Series A, 4.00%, 7/1/14, FGIC	1,005,670
285,000	Kauai County GO, Series B, 5.75%, 8/1/06, AMBAC	305,130
1,000,000	Maui County GO, 3.00%, 9/1/04, MBIA	1,001,572
1,125,000	Maui County GO, Series B, 5.375%, 9/1/13, Callable 9/1/12 @ 100, MBIA	1,252,980

		35,595,168

Idaho (1.4%):
1,000,000	Idaho Health Facilities Authority Revenue, St. Lukes Regional Medical Center Project, 1.10%, *5/1/22	1,000,000

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Short Intermediate Securities Fund

Schedule of Portfolio Investments, Continued

July 31, 2004

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued
Illinois (3.0%):
$1,000,000	Chicago, O'Hare International Airport Revenue, Series C, 5.00%, 1/1/10, MBIA	$1,074,830
1,000,000	Illinois State GO, First Series, 5.25%, 10/1/11, FSA	1,107,250

		2,182,080

Kansas (1.5%):
1,075,000	Johnson County, Unified School District #233 GO, Series C, 5.00%, 9/1/05, FGIC	1,114,614

Michigan (5.9%):
1,625,000	Eastern Michigan University Revenue, 1.10%, *6/1/27, FGIC	1,625,000
1,000,000	Huron Valley School District GO, 3.00%, 5/1/05	1,011,310
1,500,000	Michigan State Building Authority Revenue, Series II, 5.00%, 10/15/12, Prerefunded 10/15/07 @ 101	1,636,095

		4,272,405

Mississippi (1.8%):
1,200,000	Mississippi State GO, 5.50%, 9/1/09	1,329,492

Missouri (4.0%):
2,000,000	Kansas City Industrial Development Authority Revenue, Ewing Marion Kaufman Foundation, 1.10%, *4/1/27	2,000,000
900,000	Missouri State Health & Educational Facilities Authority Revenue, Saint Louis University, Series A, 1.15%, *10/1/09	900,000

		2,900,000

Nevada (0.8%):
195,000	Clark County Nevada School District GO, 5.25%, 6/15/11, Callable 6/15/09 @ 100, FSA	212,316
305,000	Clark County Nevada School District GO, 5.25%, 6/15/11, Prerefunded 6/15/09 @ 100, FSA	336,266

		548,582

New Jersey (2.1%):
1,520,000	New Jersey State Transportation Corp., Capital Grant Revenue Anticipation Notes, Series B, 5.50%, 2/1/11, Continuously Callable @ 100, AMBAC	1,523,116

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued
New York (3.1%):
$1,000,000	Metropolitan Transportation Authority Revenue, Dedicated Tax Fund, Series A, 5.25%, 11/15/12, FSA	$1,113,400
1,000,000	New York State Thruway Authority Revenue, Highway & Bridge Trust Fund, Series B, 5.25%, 4/1/12, AMBAC	1,109,530

		2,222,930

North Carolina (4.1%):
2,975,000	Durham GO, 1.09%, *2/1/11	2,975,000

North Dakota (0.4%):
330,000	North Dakota State Board of Higher Education Revenue, 3.00%, 4/1/10, FGIC	322,605

Pennsylvania (1.6%):
1,030,000	Philadelphia Water & Wastewater Revenue, Series B, 5.50%, 11/1/11, FGIC	1,160,007

Texas (2.7%):
1,000,000	Dallas GO, 3.125%, 2/15/12, AMBAC	948,960
1,000,000	Texas Municipal Power Agency Revenue, 3.75%, 9/1/05, Continuously Callable @ 100, AMBAC	1,001,580

		1,950,540

Utah (1.5%):
1,000,000	Utah State GO, Series F, 5.00%, 7/1/12, Prerefunded 7/1/07 @ 100	1,074,350

Washington (4.4%):
2,000,000	Seattle Municipal Light & Power Revenue, 5.00%, 11/1/09, FSA	2,177,400
1,000,000	Washington State GO, Series A, 5.80%, 9/1/08, Prerefunded 9/1/04 @ 100	1,003,500

		3,180,900

Total Municipal Bonds (Cost $63,743,055)		64,756,644

Investment Company (3.4%):
2,496,325	Dreyfus Tax Exempt Cash Management Fund, Institutional Shares	2,496,325

Total Investment Company (Cost $2,496,325)		2,496,325

Total Investments (Cost $70,548,805) (a)—99.0%		71,703,187
Other assets in excess of liabilities—1.0%		693,911

Net Assets—100.0%		$72,397,098

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Short Intermediate Securities Fund

Schedule of Portfolio Investments, Continued

July 31, 2004

*	Variable rate security. Rate represents rate in effect on July 31, 2004. Maturity reflects final maturity date.
(a)	Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$1,371,801
Unrealized depreciation	(217,419)

Net unrealized appreciation	$1,154,382

Aggregate cost for federal income tax purposes is substantially the same.

AMBAC—Insured by AMBAC Indemnity Corporation

FGIC—Insured by the Financial Guaranty Insurance Company

FNMA—Insured by Federal National Mortgage Association collateral

FSA—Insured by Financial Security Assurance

GO—General Obligation

MBIA—Insured by MBIA, Inc.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Ultra Short Government Fund

Schedule of Portfolio Investments

July 31, 2004

Principal Amount	Security Description	Value
U.S. Government Agencies (89.4%):
Federal Farm Credit Bank (24.7%):
$40,199,000	1.27%, 8/2/04	$40,196,163
1,000,000	8.06%, 1/4/05	1,026,820
2,000,000	3.875%, 2/1/05	2,018,168
3,000,000	1.75%, 4/8/05	2,992,425
2,000,000	1.70%, 1/3/06	1,975,042
2,000,000	2.48%, 2/27/06	1,993,804
1,385,000	2.10%, 3/17/06	1,371,577
2,000,000	2.88%, 6/29/06	1,999,302
2,000,000	2.95%, 9/8/06	1,996,942
304,000	2.74%, 2/2/07	300,715

		55,870,958

Federal Home Loan Bank (63.8%):
50,000,000	1.35%, 8/2/04	49,996,250
6,000,000	1.22%, 8/11/04	5,997,763
2,615,000	1.22%, 8/13/04	2,613,848
1,000,000	2.25%, 8/13/04	1,000,324
2,500,000	4.625%, 8/13/04	2,502,664
6,000,000	6.25%, 8/13/04	6,011,189
3,500,000	1.31%, 9/1/04	3,495,924
200,000	6.00%, 9/15/04	201,039
1,500,000	3.625%, 10/15/04	1,506,195
268,000	1.50%, 10/18/04	267,330
1,435,000	3.375%, 11/15/04	1,442,175
1,000,000	4.125%, 11/15/04	1,007,500
1,500,000	4.125%, 1/14/05	1,515,516
500,000	1.875%, 2/15/05	499,540
240,000	4.375%, 2/15/05	243,000
500,000	4.00%, 4/25/05	506,668
2,090,000	7.25%, 5/13/05	2,173,270
1,500,000	6.955%, 7/15/05	1,567,500
1,750,000	1.80%, 8/4/05	1,741,280
4,000,000	2.25%, 12/15/05	3,984,352
500,000	2.50%, 12/15/05	499,715
1,000,000	1.83%, 12/30/05	989,809
1,300,000	1.80%, 1/23/06	1,284,781
1,000,000	5.29%, 1/27/06	1,038,642
2,000,000	2.00%, 2/13/06	1,980,546
1,000,000	2.16%, 2/17/06	992,497
1,750,000	2.00%, 2/27/06	1,731,821
1,500,000	2.17%, 3/27/06	1,486,419
125,000	2.00%, 3/30/06	123,486
4,000,000	2.125%, 5/15/06	3,952,056
1,000,000	2.40%, 5/19/06	992,600

Principal Amount	Security Description	Value
U.S. Government Agencies, continued
Federal Home Loan Bank, continued
$1,000,000	2.20%, 6/5/06	$988,203
1,500,000	1.875%, 6/15/06	1,476,149
5,415,000	1.90%, 7/7/06	5,311,487
2,000,000	2.08%, 7/14/06	1,968,172
3,780,000	2.285%, 7/28/06	3,731,748
1,000,000	2.55%, 8/14/06	991,806
2,000,000	2.375%, 8/15/06	1,978,026
1,000,000	2.70%, 8/21/06	994,439
1,250,000	2.57%, 8/25/06	1,239,670
2,175,000	2.60%, 9/1/06	2,157,841
2,570,000	2.36%, 9/15/06	2,535,721
3,000,000	2.385%, 9/29/06	2,959,614
3,000,000	2.10%, 10/13/06	2,939,946
1,380,000	2.33%, 10/16/06	1,358,853
1,000,000	2.54%, 12/5/06	986,887
1,550,000	2.72%, 12/8/06	1,536,100
925,000	2.33%, 12/29/06	907,556
1,690,000	2.875%, 12/29/06	1,678,501
500,000	2.30%, 1/12/07	489,903
860,000	2.65%, 1/22/07	849,321
1,500,000	2.74%, 2/2/07	1,483,790
1,785,000	2.80%, 2/9/07	1,767,785
220,000	2.80%, 2/9/07	217,878
85,000	2.625%, 2/16/07	83,799

		143,978,894

Tennessee Valley Authority (0.9%):
2,000,000	1.24%, 8/26/04	1,998,202

Total U.S. Government Agencies (Cost $153,369,941)		201,848,054

U.S. Treasury Notes (10.2%):
399,000	1.25%, 5/31/05	396,849
6,000,000	1.50%, 7/31/05	5,968,362
11,000,000	2.00%, 8/31/05	10,988,406
5,000,000	1.625%, 10/31/05	4,964,260
500,000	2.00%, 5/15/06	495,313
250,000	2.25%, 2/15/07	246,006

Total U.S. Treasury Notes (Cost $23,129,824)		23,059,196

Total Investments (Cost $225,499,765) (a)—99.6%		224,907,250
Other assets in excess of liabilities—0.4%		934,748

Net Assets—100.0%		$225,841,998

(a)	Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$97,743
Unrealized depreciation	(690,258)

Net unrealized depreciation	$(592,515)

Aggregate cost for federal income tax purposes is substantially the same.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Notes to Financial Statements

July 31, 2004

1.	Organization

Pacific Capital Funds (the "Trust") was organized on October 30, 1992, and is registered under the Investment Company Act of 1940, as amended ("the 1940 Act"), as an open-end management investment company established as a Massachusetts business trust. The Trust currently consists of the following investment portfolios (individually, a "Fund" and collectively, the "Funds"): New Asia Growth Fund, International Stock Fund, Small Cap Fund, Mid-Cap Fund, Growth Stock Fund, Growth and Income Fund, Value Fund, Diversified Fixed Income Fund, Tax-Free Securities Fund, Short Intermediate U.S. Government Securities Fund, Tax-Free Short Intermediate Securities Fund, and Ultra Short Government Fund. The Trust is authorized to issue an unlimited number of shares without par value in four classes of shares for each Fund: Class A, Class B, Class C and Class Y (inception for Class C was April 30 2004). Each class of shares for each Fund has identical rights and privileges except with respect to sales charges, distribution (12b-1) fees paid by Class A, B and C shares, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

Effective June 1, 2003, investors are not able to make new purchases of Class B shares, except through dividend or distribution reinvestments in Class B shares and exchanges of Class B shares for Class B shares of another fund.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

Investments and options of the Funds for which the primary market is a national securities exchange are valued at the last reported sale price, or official closing price, on the day of valuation and portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (NOCP). In the absence of any sale of such securities on the valuation date, the valuations are based on the mean of the latest quoted bid and asked prices. Investments in investment companies are valued at their respective net asset values as reported by such companies. Money market instruments and other debt securities maturing in 60 days or less are valued at either amortized cost, which approximates market value, or at original cost which combined with accrued interest, approximates market value. Under the amortized cost valuation method, the discount or premium is amortized on a constant basis to the maturity of the security. Investments in foreign securities, currency holdings and other assets and liabilities of New Asia Growth Fund and International Stock Fund are valued based on quotations from the primary market in which they are traded and translated from the local currency into U.S. dollars using current exchange rates.

In cases where market prices for portfolio securities are not readily available, a Pricing Committee established and appointed by the Trust’s Board of Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). In addition, if events materially affecting the value of foreign

Continued

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, Continued

July 31, 2004

securities occur between the time when the exchange on which they are traded closes and the time when the Funds’ net asset value is calculated, such securities may be valued at fair value in accordance with procedures adopted by the Board of Trustees. Management identifies possible fluctuations in international securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, the New Asia Growth Fund and the International Stock Fund may use a systematic valuation model provided by an independent third party to fair value their international equity securities.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on trade date. Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Translation:

The accounting records of the Trust are maintained in U.S. dollars. Investment securities and other assets and liabilities of the New Asia Growth Fund and International Stock Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of the transactions.

The New Asia Growth Fund and International Stock Fund do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Reported net realized foreign currency exchange gains or losses arise from sales and maturities of portfolio securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the differences between the amounts of assets and liabilities recorded and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized foreign currency appreciation or depreciation arises from changes in the values of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

Forward Currency Exchange Contracts:

The New Asia Growth Fund and International Stock Fund may enter into foreign currency exchange contracts to convert U.S. dollars to and from various foreign currencies. A foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific foreign currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Funds do not engage in “cross-currency” foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Funds’ foreign currency contracts might be considered spot (typically a contract of one week or less) contracts or forward (contract length over one week) contracts. Spot contracts are entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. These Funds enter into foreign currency exchange contracts solely for spot or forward hedging purposes, and not for speculative purposes (i.e., the Funds do not enter into such contracts for the purpose of earning foreign currency gains). Foreign currency exchange contracts are adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains

Continued

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, Continued

July 31, 2004

or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward foreign exchange currency contract or if the value of the foreign currency changes unfavorably.

Dividends to Shareholders:

Dividends from net investment income are declared daily and paid monthly for the Diversified Fixed Income Fund, Tax-Free Securities Fund, Short Intermediate U.S. Government Securities Fund, Tax-Free Short Intermediate Securities Fund and Ultra Short Government Fund. Dividends from net investment income are declared and paid quarterly for the New Asia Growth Fund, International Stock Fund, Small Cap Fund, Mid-Cap Fund, Growth Stock Fund, Growth and Income Fund, and Value Fund. Distributable net realized capital gains, if any, are declared and distributed annually for all the Funds.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. paydown gain/(loss) and foreign currency transactions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentrations of Credit Risk:

The Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund have a majority of their investments in the securities of issuers in Hawaii. Such concentration may subject the Funds to the effects of economic changes occurring within the State.

The New Asia Growth Fund has a majority of its investments in securities of the Far East Asia region. Such concentration may subject the Fund to the effects of economic changes occurring within the region.

Allocation Methodology:

Expenses directly related to one Fund are charged to that Fund. Other operating expenses for the Funds or the Trust are prorated to the Funds on the basis of relative net assets or another appropriate basis.

Income, expenses (other than expenses attributable to a specific share class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis. Class specific expenses are charged directly to the class incurring the expense.

Redemption Fees:

The New Asia Growth Fund and International Stock Fund may impose a redemption fee. This fee can be assessed on redemptions and exchanges of Fund shares within 90 days from the date the Fund shares were acquired.

Continued

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, Continued

July 31, 2004

3.	Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term and U.S. Government securities) for the year ended July 31, 2004 are as follows:

	Purchases	Sales
New Asia Growth Fund	$24,784,199	$23,249,697
International Stock Fund	147,785,037	157,600,808
Small Cap Fund	114,503,803	98,028,158
Mid-Cap Fund	28,299,719	11,070,318
Growth Stock Fund	171,069,357	205,576,143
Growth and Income Fund	70,343,797	94,816,909
Value Fund	144,401,358	205,920,203
Diversified Fixed Income Fund	107,863,230	66,101,987
Tax-Free Securities Fund	33,890,688	77,672,588
Short Intermediate U.S. Government Securities Fund	—	—
Tax-Free Short Intermediate Securities Fund	15,976,522	5,915,375
Ultra Short Government Fund	—	—

4.	Transactions with Affiliates

Investment advisory services are provided to the Trust by The Asset Management Group of Bank of Hawaii (the “Adviser”). For the Adviser’s services, the Funds pay the Adviser as follows: New Asia Growth Fund and Ultra Short Government Fund - 0.40% of the Funds’ average daily net assets; International Stock Fund - 0.45% of the Fund’s average daily net assets; Small Cap Fund, Short Intermediate U.S. Government Securities Fund and Tax-Free Short Intermediate Securities Fund - 0.50% of the Funds’ average daily net assets; Mid-Cap Fund, Diversified Fixed Income Fund and Tax-Free Securities Fund - 0.60% of the Funds’ average daily net assets; Growth Stock Fund, Growth and Income Fund and Value Fund - 0.80% of the Funds’ average daily net assets. Certain Trustees and officers of the Trust are employees of either the Adviser or its affiliates and are not paid any fees directly by the Trust for serving in such capacities.

First State (Hong Kong) LLC is the Sub-Adviser to the New Asia Growth Fund. Effective June 1, 2004, Hansberger Global Investors, Inc. (“Hansberger”) became the Sub-Adviser to the International Stock Fund. Prior to this, Nicholas-Applegate Capital Management (“NACM”) was the Sub-Adviser. Nicholas-Applegate Capital Management is the Sub-Adviser to the Small Cap Fund. Bankoh Investment Partners, LLC, a joint venture between Chicago Equity Partners and Bank of Hawaii, is the Sub-Adviser to the Mid-Cap Fund. For the Sub-Advisers’ services, the Funds pay the Sub-Advisers as follows: New Asia Growth Fund - 0.50% of the Fund’s average daily net assets; International Stock Fund - 0.60% of the first $75 million of the Fund’s average daily net assets and 0.35% of it’s average daily net assets in excess of $75 million (prior to June 1, 2004, the International Stock Fund paid NACM as follows: 0.65% of the first $50 million of the Fund’s average daily net assets and 0.60% of it’s average daily net assets in excess of $50 million) ; Small Cap Fund - 0.60% of the first $50 million of the Fund’s average daily net assets and 0.55% of it’s average daily net assets in excess of $50 million; Mid-Cap Fund - 0.20% of the Fund’s average daily net assets.

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (“BISYS”), and BISYS Fund Services Ohio, Inc. (“BISYS Ohio”) are subsidiaries of The BISYS Group, Inc. BISYS, with whom certain officers of the Trust are affiliated, serves the Trust as principal underwriter and distributor. Such officers are not paid any fees directly by the Funds for serving as officers of the Trust. BISYS Ohio serves the Trust as administrator. Under the terms of the administration agreement, BISYS Ohio’s fees are computed at an annual rate of 0.16% (plus $60,000) of the average daily net assets of each Fund. In addition, effective October 5, 2004, BISYS Ohio will provide an employee to serve as Chief Compliance

Continued

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, Continued

July 31, 2004

Officer for the Funds and provide certain related services, and will receive an additional fee for this service. Bank of Hawaii (“BOH”) has entered into a sub-administration agreement with BISYS Ohio to serve as sub-administrator to the Trust. The administrator is solely responsible for paying BOH any fees for such services. BISYS, BISYS Ohio and the Adviser may, from time to time, directly or through an affiliate, use their fee revenue, past profits, or other revenue sources, without limitation, to pay promotional, administrative, shareholder support, and other expenses to third parties, including broker-dealers, in connection with the offer, sale and administration of shares of the Funds.

The Trust has adopted for the Class A, Class B and Class C shares of each of the Funds, a Class A Distribution Plan, Class B Distribution Plan and Class C Distribution Plan (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plans each Fund pays BISYS a fee which will not exceed on an annual basis, 0.75%, 1.00% and 1.00%, respectively, of the average daily net assets attributable to the Class A, Class B and Class C shares of each Fund. These fees are for payments BISYS makes to banks, including the Adviser or its affiliates, other institutions and broker/dealers, and for expenses BISYS and any of its affiliates or subsidiaries incur for providing distribution or shareholder service assistance.

For the year ended July 31, 2004, BISYS, as the Trust's principal underwriter, received approximately $195,925 from commissions on sales of Class A, Class B and Class C shares, of which $18,026 was retained by the principal underwriter or other affiliated broker-dealer.

BISYS Ohio serves the Trust as fund accountant and transfer agent. Under the terms of the fund accounting and transfer agency agreement, BISYS Ohio is entitled to receive fees and reimbursement for certain out-of-pocket expenses incurred in providing fund accounting and transfer agent services.

Fees may be voluntarily reduced or expenses reimbursed to assist the Funds in maintaining competitive expense ratios. These amounts are disclosed on the Statements of Operations.

Continued

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, Continued

July 31, 2004

5.	Capital Share Transactions:

Transactions in capital shares for the Trust were as follows:

	New Asia Growth Fund		International Stock Fund
	Amount	Shares	Amount	Shares
	For the Year Ended July 31, 2004		For the Year Ended July 31, 2004
Class A:
Shares issued	$113,706	9,364	$97,417	12,695
Dividends reinvested	7,273	606	—	—
Shares redeemed	(220,616)	(18,456)	(222,467)	(28,768)

Net Change	$(99,637)	(8,486)	$(125,050)	(16,073)

Class B:
Shares issued	$6,972	573	$25,081	3,304
Dividends reinvested	825	71	—	—
Shares redeemed	(135,577)	(12,065)	(27,065)	(3,715)

Net Change	$(127,780)	(11,421)	$(1,984)	(411)

Class C (a):
Shares issued	$10,000	835	$10,000	1,337

Net Change	$10,000	835	$10,000	1,337

Class Y:
Shares issued	$15,793,661	1,311,359	$21,522,256	2,788,002
Dividends reinvested	59,426	4,902	—	—
Shares redeemed	(13,609,697)	(1,165,718)	(31,411,069)	(4,172,063)

Net Change	$2,243,390	150,543	$(9,888,813)	(1,384,061)

	For the Year Ended July 31, 2003		For the Year Ended July 31, 2003
Class A:
Shares issued	$8,254,007	960,004	$15,931,966	2,721,226
Dividends reinvested	1,579	161	—	—
Shares redeemed	(8,565,630)	(986,327)	(16,261,026)	(2,764,493)

Net Change	$(310,044)	(26,162)	$(329,060)	(43,267)

Class B:
Shares issued	$55,524	6,676	$11,235	1,868
Dividends reinvested	—	—	—	—
Shares redeemed	(55,546)	(6,424)	(87,797)	(14,984)

Net Change	$(22)	252	$(76,562)	(13,116)

Class Y:
Shares issued	$16,884,508	1,948,497	$18,694,187	3,153,781
Dividends reinvested	14,297	1,536	—	—
Shares redeemed	(13,706,030)	(1,531,287)	(10,546,609)	(1,760,198)

Net Change	$3,192,775	418,746	$8,147,578	1,393,583

(a)	For the period from April 30, 2004 to July 31, 2004.

Continued

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, Continued

July 31, 2004

5.	Capital Share Transactions (continued):

Transactions in capital shares for the Trust were as follows:

	Small Cap Fund		Mid-Cap Fund
	Amount	Shares	Amount	Shares
	For the Year Ended July 31, 2004		For the Period Ended July 31, 2004 (a)
Class A:
Shares issued	$9,212,600	561,644	$190,173	18,272
Dividends reinvested	62,098	4,030	244	24
Shares redeemed	(696,597)	(42,864)	(2,839)	(272)

Net Change	$8,578,101	522,810	$187,578	18,024

Class B:
Shares issued	$168,574	11,319	$—	—
Dividends reinvested	63,891	4,276	—	—
Shares redeemed	(208,610)	(13,289)	—	—

Net Change	$23,855	2,306	$—	—

Class C (b):
Shares issued	$46,889	2,904	$10,000	978
Dividends reinvested	—	—	—	—

Net Change	$46,889	2,904	$10,000	978

Class Y:
Shares issued	$45,130,030	2,843,693	$34,811,884	3,404,108
Dividends reinvested	1,913,530	123,533	4,756	463
Shares redeemed	(36,912,495)	(2,321,905)	(4,520,688)	(435,832)

Net Change	$10,131,065	645,321	$30,295,952	2,968,739

	For the Year Ended July 31, 2003
Class A:
Shares issued	$274,132	24,441
Dividends reinvested	145,154	13,895
Shares redeemed	(242,169)	(22,036)

Net Change	$177,117	16,300

Class B:
Shares issued	$398,341	37,409
Dividends reinvested	233,202	22,863
Shares redeemed	(390,963)	(37,132)

Net Change	$240,580	23,140

Class Y:
Shares issued	$39,167,209	3,446,523
Dividends reinvested	5,596,681	534,466
Shares redeemed	(34,719,701)	(3,135,575)

Net Change	$10,044,189	845,414

(a)	For the period from December 30, 2003 (commencement of operations) to July 31, 2004.
(b)	For the period from April 30, 2004 to July 31, 2004.

Continued

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, Continued

July 31, 2004

5.	Capital Share Transactions (continued):

Transactions in capital shares for the Trust were as follows:

	Growth Stock Fund		Growth and Income Fund
	Amount	Shares	Amount	Shares
	For the Year Ended July 31, 2004		For the Year Ended July 31, 2004
Class A:
Shares issued	$1,069,101	132,271	$594,010	51,703
Dividends reinvested	—	—	6,636	574
Shares redeemed	(1,853,417)	(228,385)	(1,117,748)	(95,892)

Net Change	$(784,316)	(96,114)	$(517,102)	(43,615)

Class B:
Shares issued	$97,684	12,451	$159,574	14,196
Dividends reinvested	—	—	—	—
Shares redeemed	(1,343,820)	(174,777)	(777,661)	(70,441)

Net Change	$(1,246,136)	(162,326)	$(618,087)	(56,245)

Class C (a):
Shares issued	$11,653	1,511	$10,000	895
Dividends reinvested	—	—	—	—

Net Change	$11,653	1,511	$10,000	895

Class Y:
Shares issued	$81,799,064	10,079,824	$27,371,710	2,387,553
Dividends reinvested	—	—	45,043	3,859
Shares redeemed	(107,489,808)	(12,938,771)	(49,882,830)	(4,317,913)

Net Change	$(25,690,744)	(2,858,947)	$(22,466,077)	(1,926,501)

	For the Year Ended July 31, 2003		For the Year Ended July 31, 2003
Class A:
Shares issued	$794,002	116,111	$458,084	47,199
Dividends reinvested	—	—	9,875	1,028
Shares redeemed	(2,226,355)	(333,103)	(1,003,144)	(105,049)

Net Change	$(1,432,353)	(216,992)	$(535,185)	(56,822)

Class B:
Shares issued	$408,072	62,518	$314,186	34,022
Dividends reinvested	—	—	—	—
Shares redeemed	(2,314,827)	(357,992)	(1,507,241)	(163,869)

Net Change	$(1,906,755)	(295,474)	$(1,193,055)	(129,847)

Class Y:
Shares issued	$97,236,084	14,135,813	$54,447,192	5,651,480
Dividends reinvested	—	—	50,111	5,086
Shares redeemed	(68,267,887)	(9,536,077)	(45,452,881)	(4,545,501)

Net Change	$28,968,197	4,599,736	$9,044,422	1,111,065

(a)	For the period from April 30, 2004 to July 31, 2004.

Continued

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, Continued

July 31, 2004

5.	Capital Share Transactions (continued):

Transactions in capital shares for the Trust were as follows:

	Value Fund		Diversified Fixed Income Fund
	Amount	Shares	Amount	Shares
	For the Year Ended July 31, 2004		For the Year Ended July 31, 2004
Class A:
Shares issued	$476,704	58,832	$359,010	31,834
Dividends reinvested	13,253	1,621	254,926	22,711
Shares redeemed	(460,742)	(55,798)	(4,157,216)	(365,534)

Net Change	$29,215	4,655	$(3,543,280)	(310,989)

Class B:
Shares issued	$71,917	8,942	$104,140	9,223
Dividends reinvested	867	106	201,087	17,965
Shares redeemed	(187,024)	(23,231)	(1,004,322)	(89,443)

Net Change	$(114,240)	(14,183)	$(699,095)	(62,255)

Class C (a):
Shares issued	$10,000	1,221	$10,000	907
Dividends reinvested	1	—	74	7

Net Change	$10,001	1,221	$10,074	914

Class Y:
Shares issued	$35,788,762	4,479,331	$97,204,316	8,539,583
Dividends reinvested	40,229	4,895	4,788,259	425,383
Shares redeemed	(94,657,396)	(11,794,159)	(63,769,989)	(5,623,736)

Net Change	$(58,828,405)	(7,309,933)	$38,222,586	3,341,230

	For the Year Ended July 31, 2003		For the Year Ended July 31, 2003
Class A:
Shares issued	$368,226	54,381	$10,551,678	916,978
Dividends reinvested	20,160	2,949	310,351	27,018
Shares redeemed	(375,626)	(55,445)	(8,796,698)	(762,287)

Net Change	$12,760	1,885	$2,065,331	181,709

Class B:
Shares issued	$174,581	25,618	$1,068,526	93,369
Dividends reinvested	3,507	524	212,372	18,528
Shares redeemed	(367,645)	(54,333)	(1,113,027)	(96,909)

Net Change	$(189,557)	(28,191)	$167,871	14,988

Class Y:
Shares issued	$89,512,632	13,483,447	$102,268,745	8,829,242
Dividends reinvested	43,711	6,378	2,893,514	252,121
Shares redeemed	(91,632,660)	(13,187,291)	(93,017,421)	(8,007,707)

Net Change	$(2,076,317)	302,534	$12,144,838	1,073,656

(a)	For the period from April 30, 2004 to July 31, 2004.

Continued

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, Continued

July 31, 2004

5.	Capital Share Transactions (continued):

Transactions in capital shares for the Trust were as follows:

	Tax-Free Securities Fund		Short Intermediate U.S. Government Securities Fund
	Amount	Shares	Amount	Shares
	For the Year Ended July 31, 2004		For the Year Ended July 31, 2004
Class A:
Shares issued	$1,458,277	135,248	$3,026,635	303,458
Dividends reinvested	346,078	31,825	54,321	5,466
Shares redeemed	(3,671,095)	(341,990)	(6,595,358)	(667,224)

Net Change	$(1,866,740)	(174,917)	$(3,514,402)	(358,300)

Class B:
Shares issued	$120,421	11,340	$—	—
Dividends reinvested	85,089	7,844	—	—
Shares redeemed	(779,017)	(73,103)	—	—

Net Change	$(573,507)	(53,919)	$—	—

Class C (a):
Shares issued	$10,000	933	$10,000	1,017
Dividends reinvested	80	7	43	4

Net Change	$10,080	940	$10,043	1,021

Class Y:
Shares issued	$23,814,661	2,184,198	$48,015,908	4,806,146
Dividends reinvested	1,915,995	175,611	383,869	38,626
Shares redeemed	(78,652,110)	(7,227,566)	(54,292,376)	(5,453,065)

Net Change	$(52,921,454)	(4,867,757)	$(5,892,599)	(608,293)

	For the Year Ended July 31, 2003		For the Year Ended July 31, 2003
Class A:
Shares issued	$2,148,066	195,318	$12,283,053	1,215,990
Dividends reinvested	455,258	41,614	61,059	6,055
Shares redeemed	(2,409,293)	(219,713)	(9,104,516)	(901,407)

Net Change	$194,031	17,219	$3,239,596	320,638

Class B:
Shares issued	$199,331	18,133	$—	—
Dividends reinvested	108,025	9,886	—	—
Shares redeemed	(1,073,333)	(98,782)	—	—

Net Change	$(765,977)	(70,763)	$—	—

Class Y:
Shares issued	$32,547,775	2,951,050	$55,975,493	5,526,973
Dividends reinvested	2,413,368	222,567	606,943	60,296
Shares redeemed	(79,990,466)	(7,261,015)	(28,971,109)	(2,860,109)

Net Change	$(45,029,323)	(4,087,398)	$27,611,327	2,727,160

(a)	For the period from April 30, 2004 to July 31, 2004.

Continued

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, Continued

July 31, 2004

5.	Capital Share Transactions (continued):

Transactions in capital shares for the Trust were as follows:

	Tax-Free Short Intermediate Securities Fund		Ultra Short Government Fund
	Amount	Shares	Amount	Shares
	For the Year Ended July 31, 2004		For the Year Ended July 31, 2004
Class A:
Shares issued	$3,426,667	329,834	$1,222,937	120,375
Dividends reinvested	77,749	7,474	117,454	11,501
Shares redeemed	(1,017,836)	(97,501)	(5,254,542)	(514,736)

Net Change	$2,486,580	239,807	$(3,914,151)	(382,860)

Class B:
Shares issued	$—	—	$488,732	47,904
Dividends reinvested	—	—	19,846	1,948
Shares redeemed	—	—	(509,841)	(50,012)

Net Change	$—	—	$(1,263)	(160)

Class C (a):
Shares issued	$10,000	969	$10,000	985
Dividends reinvested	35	3	23	2

Net Change	$10,035	972	$10,023	987

Class Y:
Shares issued	$21,189,950	2,021,315	$224,769,043	22,007,203
Dividends reinvested	74,110	7,084	883,982	86,679
Shares redeemed	(16,721,236)	(1,596,356)	(247,592,097)	(24,317,646)

Net Change	$4,542,824	432,043	$(21,939,072)	(2,223,764)

	For the Year Ended July 31, 2003		For the Year Ended July 31, 2003
Class A:
Shares issued	$336,781	32,272	$10,153,475	986,435
Dividends reinvested	64,372	6,171	344,808	33,490
Shares redeemed	(228,995)	(21,940)	(11,737,626)	(1,140,688)

Net Change	$172,158	16,503	$(1,239,343)	(120,763)

Class B:
Shares issued	$—	—	$939,560	91,194
Dividends reinvested	—	—	26,819	2,605
Shares redeemed	—	—	(361,943)	(35,197)

Net Change	$—	—	$604,436	58,602

Class Y:
Shares issued	$33,234,318	3,157,037	$192,951,426	18,738,665
Dividends reinvested	334,244	32,033	1,254,423	121,766
Shares redeemed	(19,441,424)	(1,844,448)	(137,634,410)	(13,362,464)

Net Change	$14,127,138	1,344,622	$56,571,439	5,497,967

(a)	For the period from April 30, 2004 to July 31, 2004.

Continued

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, Continued

July 31, 2004

6.	Federal Income Tax Information

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with applicable country’s tax rules and rates.

The tax character of distributions during the fiscal year ended July 31, 2004 was as follows (amounts in thousands):

	Distributions Paid From
	Net Investment Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
New Asia Growth Fund	$239	$—	$239	$—	$239
International Stock Fund	—	—	—	—	—
Small Cap Fund	1,560	853	2,413	—	2,413
Mid-Cap Fund	81	—	81	—	81
Growth Stock Fund	—	—	—	—	—
Growth and Income Fund	479	—	479	—	479
Value Fund	1,820	—	1,820	—	1,820
Diversified Fixed Income Fund	12,143	3,724	15,867	—	15,867
Tax-Free Securities Fund	110	1,979	2,089	16,461	18,550
Short Intermediate U.S. Government Securities Fund	2,592	301	2,893	—	2,893
Tax-Free Short Intermediate Securities Fund	1	—	1	1,661	1,662
Ultra Short Government Fund	5,306	—	5,306	—	5,306

The tax character of distributions during the fiscal year ended July 31, 2003 was as follows (amounts in thousands):

	Distribution Paid From
	Net Investment Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
New Asia Growth Fund	$64	$—	$64	$—	$64
Small Cap Fund	5,106	2,833	7,939	—	7,939
Growth and Income Fund	568	—	568	—	568
Value Fund	2,562	—	2,562	—	2,562
Diversified Fixed Income Fund	10,613	2,062	12,675	—	12,675
Tax-Free Securities Fund	243	2,395	2,638	18,309	20,947
Short Intermediate U.S. Government Securities Fund	2,409	514	2,923	—	2,923
Tax-Free Short Intermediate Securities Fund	60	193	253	1,471	1,724
Ultra Short Government Fund	5,572	—	5,572	—	5,572

Continued

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, Continued

July 31, 2004

As of July 31, 2004, the components of accumulated earnings/(deficit) on a tax basis was as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Earnings	Distributions Payable	Accumulated Capital & Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
New Asia Growth Fund	$19	$—	$19	$—	$(1,762)	$2,453	$710
International Stock Fund	—	—	—	—	(28,523)	(1,419)	(29,942)
Small Cap Fund	9,269	8,148	17,417	—	—	20,429	37,846
Mid-Cap Fund	3	—	3	—	(583)	971	391
Growth Stock Fund	—	—	—	—	(119,964)	4,033	(115,931)
Growth and Income Fund	19	—	19	—	(34,905)	9,135	(25,751)
Value Fund	57	—	57	—	(31,464)	16,746	(14,661)
Diversified Fixed Income Fund	4	720	724	(58)	(96)	7,050	7,620
Short Intermediate U.S. Government Securities Fund	13	12	25	(13)	—	(162)	(150)
Ultra Short Government Fund	26	—	26	(19)	(1,301)	(592)	(1,886)

*	The differences between book-basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales for the New Asia Growth Fund, International Stock Fund, Small Cap Fund, Mid-Cap Fund, Growth Stock Fund, Growth and Income Fund, Value Fund and Diversified Fixed Income Fund and the realization of appreciation of passive foreign investment companies for the New Asia Growth Fund and International Stock Fund.

	Undistributed			Accumulated Earnings	Distributions Payable	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)
	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains
Tax-Free Securities Fund	$79	$2	$4,316	$4,397	$(79)	$27,614	$31,932
Tax-Free Short Intermediate Securities Fund	10	—	—	10	(9)	1,154	1,155

Capital Loss Carryforward

On July 31, 2004, the Funds’ most recent fiscal year end for tax purposes, the following Funds had net capital loss carryforwards to offset future net capital gains, if any:

	Amount	Expires
New Asia Growth Fund	$1,232,187	2010
	529,712	2011
International Stock Fund	18,542,677	2010
	9,834,840	2011
Growth Stock Fund	37,942,178	2010
	82,021,934	2011
Growth and Income Fund	6,251,069	2010
	28,653,978	2011
Value Fund	31,464,015	2011
Diversified Fixed Income Fund	58,103	2005
	38,240	2006
Ultra Short Government Fund	32,741	2012

Continued

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, Concluded

July 31, 2004

Post October Loss Deferral

Capital (and foreign currency) losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and will elect to defer such capital losses (and foreign currency losses):

	Post October Capital Losses	Foreign Currency Losses
International Stock Fund	$—	$145,381
Mid-Cap Fund	582,683	—
Ultra Short Government Fund	1,268,106	—

Additional Tax Information (unaudited)

For the fiscal year ended July 31, 2004, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2004 Form 1099-DIV.

For the year ended July 31, 2004, the following Funds paid qualified dividend income of (amounts in thousands):

Amount
New Asia Growth Fund	$17
Small Cap Fund	1,067
Mid-Cap Fund	81
Growth and Income Fund	479
Value Fund	1,820

For corporate shareholders, the following percentages of the total ordinary income distributions paid during the fiscal year ended July 31, 2004 qualify for the corporate dividends received deduction for the following Funds:

Percentage
Small Cap Fund	10%
Mid-Cap Fund	100%
Growth and Income Fund	100%
Value Fund	100%

PACIFIC CAPITAL FUNDS — NEW ASIA GROWTH FUND

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the year)

		Investment Activities			Distributions								Ratios/Supplemental Data
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income		Net Realized Gains	Total Distributions		Net Asset Value, End of Year	Total Return*		Net Assets, End of Year (000's)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover (a)
Class A
Year Ended July 31, 2004	$9.77	$0.08	$1.68	$1.76	$(0.07)		$—	$(0.07)		$11.46	17.94%		$1,386	1.88%		0.52%		2.39%		78.13%
Year Ended July 31, 2003	9.83	0.02	(0.07)	(0.05)	(0.01)		—	(0.01)		9.77	(0.47%)		1,264	2.10%		0.22%		2.61%		110.44%
Year Ended July 31, 2002	9.42	(0.01)	0.42	0.41	—		—	—		9.83	4.35%		1,530	1.96%		(0.07%)		2.48%		70.55%
Year Ended July 31, 2001	12.50	(0.05)	(3.03)	(3.08)	—		—	—		9.42	(24.64%)		1,673	1.98%		(0.40%)		2.53%		115.95%
Year Ended July 31, 2000	10.57	(0.17)	2.10	1.93	—		—	—		12.50	18.26%		2,704	1.99%		(1.22%)		2.54%		172.57%
Class B
Year Ended July 31, 2004	$9.48	$(0.02)	$1.65	$1.63	$(0.02)		$—	$(0.02)		$11.09	17.18%		$369	2.64%		(0.23%)		2.65%		78.13%
Year Ended July 31, 2003	9.60	(0.04)	(0.08)	(0.12)	—		—	—		9.48	(1.25%)		424	2.85%		(0.51%)		2.86%		110.44%
Year Ended July 31, 2002	9.22	(0.10)	0.48	0.38	—		—	—		9.60	4.12%		426	2.71%		(0.91%)		2.74%		70.55%
Year Ended July 31, 2001	12.34	(0.15)	(2.97)	(3.12)	—		—	—		9.22	(25.28%)		473	2.73%		(1.16%)		2.78%		115.95%
Year Ended July 31, 2000	10.50	(0.13)	1.97	1.84	—		—	—		12.34	17.52%		823	2.75%		(1.94%)		2.80%		172.57%
Class C
Period Ended July 31, 2004 (c)	$11.98	$(0.01)	$(0.88)	$(0.89)	$—		$—	$—		$11.09	(7.43%)	(d)	$9	2.53%	(e)	(0.66%)	(e)	2.53%	(e)	78.13%
Class Y
Year Ended July 31, 2004	$9.89	$0.11	$1.70	$1.81	$(0.10)		$—	$(0.10)		$11.60	18.21%		$29,827	1.63%		0.80%		1.64%		78.13%
Year Ended July 31, 2003	9.93	0.05	(0.06)	(0.01)	(0.03)		—	(0.03)		9.89	(0.13%)		23,937	1.85%		0.59%		1.86%		110.44%
Year Ended July 31, 2002	9.49	0.01	0.43	0.44	—	(b)	—	—	(b)	9.93	4.64%		19,870	1.71%		0.13%		1.73%		70.55%
Year Ended July 31, 2001	12.58	(0.02)	(3.07)	(3.09)	—		—	—		9.49	(24.56%)		20,512	1.73%		(0.17%)		1.78%		115.95%
Year Ended July 31, 2000	10.60	(0.09)	2.07	1.98	—		—	—		12.58	18.68%		25,740	1.74%		(0.95%)		1.79%		172.57%

*	Excludes sales charge for class A and contingent deferred sales charge for classes B and C.
**	During the year certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.
(a)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b)	Less than $0.01 per share.
(c)	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(d)	Not Annualized.
(e)	Annualized.

See notes to financial statements.

PACIFIC CAPITAL FUNDS — INTERNATIONAL STOCK FUND

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the year)

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year	Total Return*		Net Assets, End of Year (000's)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover (a)
Class A
Year Ended July 31, 2004	$6.46	$(0.01)	$0.96	$0.95	$—	$—	$—	$7.41	14.71%		$884	1.78%		(0.05%)		2.38%		237.06%
Year Ended July 31, 2003	6.37	0.03	0.06	0.09	—	—	—	6.46	1.41%		874	1.84%		0.43%		2.44%		178.04%
Year Ended July 31, 2002	8.15	(0.04)	(1.74)	(1.78)	—	—	—	6.37	(21.84%)		1,137	1.81%		(0.15%)		2.44%		244.40%
Year Ended July 31, 2001	14.55	(0.05)	(3.77)	(3.82)	—	(2.58)	(2.58)	8.15	(29.92%)		2,210	1.75%		(0.41%)		2.39%		213.53%
Year Ended July 31, 2000	11.96	0.05	3.03	3.08	—	(0.49)	(0.49)	14.55	25.62%		4,362	1.66%		(0.58%)		2.30%		214.18%
Class B
Year Ended July 31, 2004	$6.24	$(0.05)	$0.91	$0.86	$—	$—	$—	$7.10	13.78%		$608	2.53%		(0.80%)		2.63%		237.06%
Year Ended July 31, 2003	6.18	(0.03)	0.09	0.06	—	—	—	6.24	0.97%		536	2.59%		(0.36%)		2.69%		178.04%
Year Ended July 31, 2002	7.94	(0.07)	(1.69)	(1.76)	—	—	—	6.18	(22.17%)		612	2.56%		(0.95%)		2.69%		244.40%
Year Ended July 31, 2001	14.35	(0.11)	(3.72)	(3.83)	—	(2.58)	(2.58)	7.94	(30.48%)		860	2.50%		(1.15%)		2.64%		213.53%
Year Ended July 31, 2000	11.90	0.04	2.90	2.94	—	(0.49)	(0.49)	14.35	24.56%		1,202	2.43%		(1.10%)		2.57%		214.18%
Class C
Period Ended July 31, 2004 (b)	$7.48	$(0.01)	$(0.37)	$(0.38)	$—	$—	$—	$7.10	(5.08%)	(c)	$9	2.60%	(d)	(0.45%)	(d)	2.71%	(d)	237.06%
Class Y
Year Ended July 31, 2004	$6.57	$0.01	$0.97	$0.98	$—	$—	$—	$7.55	14.92%		$59,165	1.53%		0.20%		1.63%		237.06%
Year Ended July 31, 2003	6.44	0.05	0.08	0.13	—	—	—	6.57	2.02%		60,558	1.59%		0.74%		1.69%		178.04%
Year Ended July 31, 2002	8.19	(0.01)	(1.74)	(1.75)	—	—	—	6.44	(21.37%)		50,422	1.56%		0.03%		1.69%		244.40%
Year Ended July 31, 2001	14.59	(0.02)	(3.80)	(3.82)	—	(2.58)	(2.58)	8.19	(29.82%)		79,177	1.50%		(0.14%)		1.64%		213.53%
Year Ended July 31, 2000	11.98	(0.06)	3.16	3.10	—	(0.49)	(0.49)	14.59	25.65%		109,962	1.45%		(0.49%)		1.59%		214.18%

*	Excludes sales charge for class A and contingent deferred sales charge for classes B and C.
**	During the year certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.
(a)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b)	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(c)	Not Annualized.
(d)	Annualized.

See notes to financial statements.

PACIFIC CAPITAL FUNDS — SMALL CAP FUND

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the year)

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income		Net Realized Gains	Total Distributions	Net Asset Value, End of Year	Total Return*		Net Assets, End of Year (000's)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover (a)
Class A
Year Ended July 31, 2004	$13.24	$(0.02)	$3.64	$3.62	$—		$(0.34)	$(0.34)	$16.52	27.53%		$10,625	1.55%		(0.37%)		2.15%		90.26%
Year Ended July 31, 2003	12.15	(0.01)	2.59	2.58	(0.02)		(1.47)	(1.49)	13.24	24.62%		1,595	1.60%		(0.08%)		2.20%		105.27%
Year Ended July 31, 2002	13.47	0.03	(0.36)	(0.33)	(0.03)		(0.96)	(0.99)	12.15	(2.72%)		1,265	1.58%		0.20%		2.20%		81.67%
Year Ended July 31, 2001	10.40	0.05	3.90	3.95	(0.08)		(0.80)	(0.88)	13.47	40.28%		1,245	1.65%		0.31%		2.29%		90.31%
Year Ended July 31, 2000	10.66	0.02	0.10	0.12	(0.03)		(0.35)	(0.38)	10.40	1.51%		330	1.66%		0.30%		2.31%		98.73%
Class B
Year Ended July 31, 2004	$12.89	$(0.17)	$3.56	$3.39	$—		$(0.34)	$(0.34)	$15.94	26.48%		$3,099	2.29%		(1.12%)		2.39%		90.26%
Year Ended July 31, 2003	11.92	(0.08)	2.52	2.44	—		(1.47)	(1.47)	12.89	23.74%		2,476	2.35%		(0.83%)		2.45%		105.27%
Year Ended July 31, 2002	13.29	(0.06)	(0.35)	(0.41)	—	(b)	(0.96)	(0.96)	11.92	(3.38%)		2,013	2.33%		(0.61%)		2.44%		81.67%
Year Ended July 31, 2001	10.31	(0.03)	3.82	3.79	(0.01)		(0.80)	(0.81)	13.29	38.92%		890	2.40%		(0.46%)		2.54%		90.31%
Year Ended July 31, 2000	10.61	(0.03)	0.08	0.05	—	(b)	(0.35)	(0.35)	10.31	0.85%		214	2.41%		(0.45%)		2.55%		98.73%
Class C
Period Ended July 31, 2004 (c)	$15.84	$(0.03)	$0.14	$0.11	$—		$—	$—	$15.95	0.69%	(d)	$46	2.32%	(e)	(1.27%)	(e)	2.42%	(e)	90.26%
Class Y
Year Ended July 31, 2004	$13.30	$(0.02)	$3.69	$3.67	$—		$(0.34)	$(0.34)	$16.63	27.78%		$117,641	1.29%		(0.12%)		1.39%		90.26%
Year Ended July 31, 2003	12.18	0.03	2.60	2.63	(0.04)		(1.47)	(1.51)	13.30	24.96%		85,520	1.35%		0.19%		1.45%		105.27%
Year Ended July 31, 2002	13.49	0.06	(0.35)	(0.29)	(0.06)		(0.96)	(1.02)	12.18	(2.47%)		68,001	1.33%		0.47%		1.45%		81.67%
Year Ended July 31, 2001	10.42	0.08	3.88	3.96	(0.09)		(0.80)	(0.89)	13.49	40.34%		53,558	1.40%		0.67%		1.54%		90.31%
Year Ended July 31, 2000	10.67	0.05	0.10	0.15	(0.05)		(0.35)	(0.40)	10.42	1.82%		36,962	1.41%		0.52%		1.55%		98.73%

*	Excludes sales charge for class A and contingent deferred sales charge for classes B and C.
**	During the year certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.
(a)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b)	Less than $0.01 per share.
(c)	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(d)	Not Annualized.
(e)	Annualized.

See notes to financial statements.

PACIFIC CAPITAL FUNDS — MID-CAP FUND

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the year)

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year	Total Return*		Net Assets, End of Year (000's)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover (a)
Class A
Period Ended July 31, 2004 (b)	$10.00	$0.02	$0.33	$0.35	$(0.02)	$—	$(0.02)	$10.33	3.50%	(d)	$186	1.05%	(e)	0.34%	(e)	2.08%	(e)	47.75%
Class C
Period Ended July 31, 2004 (c)	$10.23	$(0.01)	$0.10	$0.09	$—	$—	$—	$10.32	0.88%	(d)	$10	1.80%	(e)	(0.52%)	(e)	2.35%	(e)	47.75%
Class Y
Period Ended July 31, 2004 (b)	$10.00	$0.03	$0.34	$0.37	$(0.03)	$—	$(0.03)	$10.34	3.69%	(d)	$30,689	0.80%	(e)	0.60%	(e)	1.35%	(e)	47.75%

*	Excludes sales charge for class A and contingent deferred sales charge for class C.
**	During the year certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.
(a)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b)	For the period from December 30, 2003 (commencement of operations) to July 31, 2004.
(c)	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(d)	Not Annualized.
(e)	Annualized.

See notes to financial statements.

PACIFIC CAPITAL FUNDS — GROWTH STOCK FUND

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the year)

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Year	Net Investment Loss	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year	Total Return*		Net Assets, End of Year (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Loss to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover (a)
Class A
Year Ended July 31, 2004	$7.60	$(0.05)	$0.32	$0.27	$—	$—	$—	$7.87	3.55%		$10,875	1.35%		(0.56%)		1.85%		60.70%
Year Ended July 31, 2003	6.90	(0.04)	0.74	0.70	—	—	—	7.60	10.14%		11,231	1.35%		(0.58%)		1.85%		33.11%
Year Ended July 31, 2002	10.25	(0.08)	(3.27)	(3.35)	—	—	—	6.90	(32.68%)		11,701	1.34%		(0.80%)		1.86%		36.85%
Year Ended July 31, 2001	19.73	(0.09)	(4.67)	(4.76)	—	(4.72)	(4.72)	10.25	(30.04%)		22,182	1.33%		(0.69%)		1.87%		97.27%
Year Ended July 31, 2000	17.45	(0.11)	7.24	7.13	—	(4.85)	(4.85)	19.73	45.24%		30,971	1.30%		(0.70%)		1.84%		117.11%
Class B
Year Ended July 31, 2004	$7.23	$(0.11)	$0.31	$0.20	$—	$—	$—	$7.43	2.77%		$12,804	2.10%		(1.31%)		2.10%		60.70%
Year Ended July 31, 2003	6.62	(0.09)	0.70	0.61	—	—	—	7.23	9.21%		13,630	2.10%		(1.33%)		2.10%		33.11%
Year Ended July 31, 2002	9.89	(0.14)	(3.13)	(3.27)	—	—	—	6.62	(33.06%)		14,431	2.09%		(1.55%)		2.11%		36.85%
Year Ended July 31, 2001	19.32	(0.16)	(4.55)	(4.71)	—	(4.72)	(4.72)	9.89	(30.51%)		24,084	2.08%		(1.45%)		2.12%		97.27%
Year Ended July 31, 2000	17.28	(0.18)	7.07	6.89	—	(4.85)	(4.85)	19.32	44.14%		28,789	2.06%		(1.46%)		2.10%		117.11%
Class C
Period Ended July 31, 2004 (b)	$7.69	$(0.02)	$(0.24)	$(0.26)	$—	$—	$—	$7.43	(3.38%)	(c)	$11	2.13%	(d)	(1.24%)	(d)	2.13%	(d)	60.70%
Class Y
Year Ended July 31, 2004	$7.79	$(0.03)	$0.33	$0.30	$—	$—	$—	$8.09	3.85%		$237,799	1.10%		(0.31%)		1.10%		60.70%
Year Ended July 31, 2003	7.06	(0.02)	0.75	0.73	—	—	—	7.79	10.34%		251,310	1.10%		(0.33%)		1.10%		33.11%
Year Ended July 31, 2002	10.44	(0.05)	(3.33)	(3.38)	—	—	—	7.06	(32.38%)		195,252	1.09%		(0.55%)		1.11%		36.85%
Year Ended July 31, 2001	19.95	(0.06)	(4.73)	(4.79)	—	(4.72)	(4.72)	10.44	(29.84%)		329,572	1.08%		(0.44%)		1.12%		97.27%
Year Ended July 31, 2000	17.56	(0.08)	7.32	7.24	—	(4.85)	(4.85)	19.95	45.56%		504,125	1.05%		(0.45%)		1.09%		117.11%

*	Excludes sales charge for class A and contingent deferred sales charge for classes B and C.
**	During the year certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.
(a)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b)	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(c)	Not Annualized.
(d)	Annualized.

See notes to financial statements.

PACIFIC CAPITAL FUNDS — GROWTH AND INCOME FUND

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the year)

		Investment Activities				Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income		Net Realized Gains	Total Distributions	Net Asset Value, End of Year	Total Return*		Net Assets, End of Year (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover (a)
Class A
Year Ended July 31, 2004	$10.69	$0.01		$0.96	$0.97	$(0.01)		$—	$(0.01)	$11.65	9.11%		$5,539	1.38%		0.12%		1.88%		48.46%
Year Ended July 31, 2003	9.89	0.02		0.80	0.82	(0.02)		—	(0.02)	10.69	8.31%		5,548	1.37%		0.24%		1.87%		46.92%
Year Ended July 31, 2002	13.89	—		(4.00)	(4.00)	—		—	—	9.89	(28.80%)		5,696	1.35%		(0.03%)		1.88%		43.28%
Year Ended July 31, 2001	21.33	(0.03)		(4.72)	(4.75)	—		(2.69)	(2.69)	13.89	(24.39%)		9,669	1.35%		(0.16%)		1.89%		43.24%
Year Ended July 31, 2000	18.89	(0.04)		5.16	5.12	—		(2.68)	(2.68)	21.33	28.85%		12,540	1.33%		(0.22%)		1.87%		60.51%
Class B
Year Ended July 31, 2004	$10.21	$(0.07)		$0.92	$0.85	$—		$—	$—	$11.06	8.33%		$7,509	2.13%		(0.63%)		2.13%		48.46%
Year Ended July 31, 2003	9.50	(0.05)		0.76	0.71	—		—	—	10.21	7.47%		7,507	2.12%		(0.51%)		2.12%		46.92%
Year Ended July 31, 2002	13.44	(0.10)		(3.84)	(3.94)	—		—	—	9.50	(29.32%)		8,222	2.10%		(0.79%)		2.13%		43.28%
Year Ended July 31, 2001	20.88	(0.14)		(4.61)	(4.75)	—		(2.69)	(2.69)	13.44	(24.97%)		13,282	2.10%		(0.92%)		2.14%		43.24%
Year Ended July 31, 2000	18.66	(0.15)		5.05	4.90	—		(2.68)	(2.68)	20.88	27.95%		15,593	2.08%		(0.99%)		2.12%		60.51%
Class C
Period Ended July 31, 2004 (c)	$11.17	$(0.02)		$(0.09)	$(0.11)	$—		$—	$—	$11.06	(0.98%)	(d)	$10	2.17%	(e)	(0.78%)	(e)	2.17%	(e)	48.46%
Class Y
Year Ended July 31, 2004	$10.76	$0.05		$0.96	$1.01	$(0.04)		$—	$(0.04)	$11.73	9.39%		$127,883	1.13%		0.38%		1.13%		48.46%
Year Ended July 31, 2003	9.96	0.04		0.80	0.84	(0.04)		—	(0.04)	10.76	8.52%		138,027	1.12%		0.49%		1.12%		46.92%
Year Ended July 31, 2002	13.97	0.03		(4.02)	(3.99)	(0.02)		—	(0.02)	9.96	(28.60%)		116,719	1.10%		0.20%		1.13%		43.28%
Year Ended July 31, 2001	21.39	0.01		(4.74)	(4.73)	—	(b)	(2.69)	(2.69)	13.97	(24.19%)		162,138	1.10%		0.09%		1.14%		43.24%
Year Ended July 31, 2000	18.90	—	(b)	5.18	5.18	(0.01)		(2.68)	(2.69)	21.39	29.22%		201,600	1.08%		0.03%		1.12%		60.51%

*	Excludes sales charge for class A and contingent deferred sales charge for classes B and C.
**	During the year certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.
(a)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b)	Less than $0.01 per share.
(c)	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(d)	Not Annualized.
(e)	Annualized.

See notes to financial statements.

PACIFIC CAPITAL FUNDS — VALUE FUND

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the year)

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income		Net Realized Gains	Total Distributions	Net Asset Value, End of Year	Total Return*		Net Assets, End of Year (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover (a)
Class A
Year Ended July 31, 2004	$7.37	$0.06	$1.00	$1.06	$(0.06)		$—	$(0.06)	$8.37	14.52%		$2,477	1.33%		0.63%		1.83%		73.48%
Year Ended July 31, 2003	7.02	0.07	0.35	0.42	(0.07)		—	(0.07)	7.37	6.07%		2,146	1.32%		1.05%		1.82%		77.62%
Year Ended July 31, 2002	9.13	0.04	(2.11)	(2.07)	(0.04)		—	(0.04)	7.02	(22.74%)		2,032	1.30%		0.48%		1.82%		48.18%
Year Ended July 31, 2001	10.73	0.04	(0.22)	(0.18)	(0.05)		(1.37)	(1.42)	9.13	(1.66%)		2,504	1.31%		0.49%		1.85%		79.05%
Year Ended July 31, 2000	10.37	0.03	0.50	0.53	(0.04)		(0.13)	(0.17)	10.73	5.21%		1,355	1.30%		0.30%		1.85%		120.42%
Class B
Year Ended July 31, 2004	$7.27	$—	$0.99	$0.99	$(0.01)		$—	$(0.01)	$8.25	13.55%		$1,349	2.08%		(0.11%)		2.08%		73.48%
Year Ended July 31, 2003	6.93	0.02	0.34	0.36	(0.02)		—	(0.02)	7.27	5.22%		1,291	2.07%		0.31%		2.07%		77.62%
Year Ended July 31, 2002	9.04	(0.02)	(2.09)	(2.11)	—		—	—	6.93	(23.34%)		1,427	2.05%		(0.28%)		2.07%		48.18%
Year Ended July 31, 2001	10.65	(0.02)	(0.22)	(0.24)	—	(b)	(1.37)	(1.37)	9.04	(2.25%)		1,544	2.06%		(0.26%)		2.10%		79.05%
Year Ended July 31, 2000	10.34	(0.03)	0.47	0.44	—	(b)	(0.13)	(0.13)	10.65	4.30%		1,018	2.06%		(0.37%)		2.10%		120.42%
Class C
Period Ended July 31, 2004 (c)	$8.19	$—	$0.06	$0.06	$—		$—	$—	$8.25	0.87%	(d)	$10	2.11%	(e)	(0.05%)	(e)	2.11%	(e)	73.48%
Class Y
Year Ended July 31, 2004	$7.38	$0.08	$1.01	$1.09	$(0.08)		$—	$(0.08)	$8.39	14.76%		$178,389	1.08%		0.89%		1.08%		73.48%
Year Ended July 31, 2003	7.03	0.09	0.35	0.44	(0.09)		—	(0.09)	7.38	6.32%		210,881	1.07%		1.30%		1.07%		77.62%
Year Ended July 31, 2002	9.15	0.06	(2.12)	(2.06)	(0.06)		—	(0.06)	7.03	(22.59%)		198,862	1.05%		0.71%		1.07%		48.18%
Year Ended July 31, 2001	10.74	0.07	(0.22)	(0.15)	(0.07)		(1.37)	(1.44)	9.15	(1.34%)		231,106	1.06%		0.76%		1.10%		79.05%
Year Ended July 31, 2000	10.38	0.07	0.49	0.56	(0.07)		(0.13)	(0.20)	10.74	5.44%		203,366	1.05%		0.66%		1.09%		120.42%

*	Excludes sales charge for class A and contingent deferred sales charge for classes B and C.
**	During the year certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.
(a)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b)	Less than $0.01 per share.
(c)	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(d)	Not Annualized.
(e)	Annualized.

See notes to financial statements.

PACIFIC CAPITAL FUNDS — DIVERSIFIED FIXED INCOME FUND

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the year)

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year	Total Return*		Net Assets, End of Year (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover (a)
Class A
Year Ended July 31, 2004	$11.28	$0.42	$(0.03)	$0.39	$(0.42)	$(0.20)	$(0.62)	$11.05	3.46%		$5,222	0.98%		3.72%		1.63%		48.55%
Year Ended July 31, 2003	11.22	0.47	0.17	0.64	(0.47)	(0.11)	(0.58)	11.28	5.76%		8,841	0.97%		4.04%		1.62%		52.53%
Year Ended July 31, 2002	10.89	0.53	0.33	0.86	(0.53)	—	(0.53)	11.22	8.13%		6,755	0.96%		4.86%		1.63%		71.59%
Year Ended July 31, 2001	10.22	0.58	0.67	1.25	(0.58)	—	(0.58)	10.89	12.48%		7,702	0.95%		5.43%		1.65%		58.91%
Year Ended July 31, 2000	10.39	0.58	(0.17)	0.41	(0.58)	—	(0.58)	10.22	4.09%		5,252	0.97%		5.70%		1.66%		84.65%
Class B
Year Ended July 31, 2004	$11.26	$0.33	$(0.03)	$0.30	$(0.33)	$(0.20)	$(0.53)	$11.03	2.70%		$4,397	1.73%		2.97%		1.88%		48.55%
Year Ended July 31, 2003	11.20	0.38	0.17	0.55	(0.38)	(0.11)	(0.49)	11.26	4.96%		5,193	1.72%		3.30%		1.87%		52.53%
Year Ended July 31, 2002	10.87	0.45	0.33	0.78	(0.45)	—	(0.45)	11.20	7.34%		4,997	1.71%		4.11%		1.88%		71.59%
Year Ended July 31, 2001	10.20	0.50	0.67	1.17	(0.50)	—	(0.50)	10.87	11.68%		4,367	1.70%		4.67%		1.90%		58.91%
Year Ended July 31, 2000	10.37	0.50	(0.17)	0.33	(0.50)	—	(0.50)	10.20	3.34%		2,760	1.71%		4.95%		1.90%		84.65%
Class C
Period Ended July 31, 2004 (b)	$11.02	$0.08	$—	$0.08	$(0.08)	$—	$(0.08)	$11.02	0.76%	(c)	$10	1.75%	(d)	2.98%	(d)	1.90%	(d)	48.55%
Class Y
Year Ended July 31, 2004	$11.35	$0.45	$(0.03)	$0.42	$(0.45)	$(0.20)	$(0.65)	$11.12	3.73%		$268,129	0.73%		3.97%		0.88%		48.55%
Year Ended July 31, 2003	11.29	0.50	0.17	0.67	(0.50)	(0.11)	(0.61)	11.35	6.00%		235,902	0.72%		4.30%		0.87%		52.53%
Year Ended July 31, 2002	10.96	0.56	0.33	0.89	(0.56)	—	(0.56)	11.29	8.38%		222,500	0.71%		5.11%		0.88%		71.59%
Year Ended July 31, 2001	10.28	0.61	0.68	1.29	(0.61)	—	(0.61)	10.96	12.83%		230,523	0.70%		5.70%		0.90%		58.91%
Year Ended July 31, 2000	10.45	0.61	(0.17)	0.44	(0.61)	—	(0.61)	10.28	4.37%		241,169	0.71%		5.95%		0.90%		84.65%

*	Excludes sales charge for class A and contingent deferred sales charge for classes B and C.
**	During the year certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.
(a)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b)	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(c)	Not Annualized.
(d)	Annualized.

See notes to financial statements.

PACIFIC CAPITAL FUNDS — TAX-FREE SECURITIES FUND

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the year)

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year	Total Return*		Net Assets, End of Year (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover (a)
Class A
Year Ended July 31, 2004	$10.75	$0.44	$0.02	$0.46	$(0.44)	$(0.05)	$(0.49)	$10.72	4.32%		$9,928	0.97%		4.03%		1.62%		8.87%
Year Ended July 31, 2003	10.86	0.43	(0.05)	0.38	(0.43)	(0.06)	(0.49)	10.75	3.54%		11,829	0.96%		3.93%		1.61%		1.24%
Year Ended July 31, 2002	10.74	0.45	0.23	0.68	(0.45)	(0.11)	(0.56)	10.86	6.47%		11,765	0.94%		4.17%		1.61%		13.40%
Year Ended July 31, 2001	10.29	0.47	0.45	0.92	(0.47)	—	(0.47)	10.74	9.07%		8,413	0.95%		4.41%		1.64%		19.05%
Year Ended July 31, 2000	10.49	0.48	(0.15)	0.33	(0.48)	(0.05)	(0.53)	10.29	3.28%		6,832	0.95%		4.71%		1.64%		22.40%
Class B
Year Ended July 31, 2004	$10.75	$0.35	$0.02	$0.37	$(0.35)	$(0.05)	$(0.40)	$10.72	3.55%		$4,054	1.72%		3.28%		1.87%		8.87%
Year Ended July 31, 2003	10.85	0.35	(0.04)	0.31	(0.35)	(0.06)	(0.41)	10.75	2.86%		4,643	1.71%		3.18%		1.86%		1.24%
Year Ended July 31, 2002	10.74	0.37	0.22	0.59	(0.37)	(0.11)	(0.48)	10.85	5.58%		5,458	1.69%		3.42%		1.86%		13.40%
Year Ended July 31, 2001	10.29	0.39	0.45	0.84	(0.39)	—	(0.39)	10.74	8.28%		5,019	1.70%		3.65%		1.89%		19.05%
Year Ended July 31, 2000	10.49	0.40	(0.15)	0.25	(0.40)	(0.05)	(0.45)	10.29	2.54%		2,779	1.70%		3.97%		1.89%		22.40%
Class C
Period Ended July 31, 2004 (b)	$10.72	$0.09	$—	$0.09	$(0.09)	$—	$(0.09)	$10.72	0.82%	(c)	$10	1.74%	(d)	3.22%	(d)	1.89%	(d)	8.87%
Class Y
Year Ended July 31, 2004	$10.79	$0.47	$0.02	$0.49	$(0.47)	$(0.05)	$(0.52)	$10.76	4.59%		$343,890	0.72%		4.28%		0.87%		8.87%
Year Ended July 31, 2003	10.90	0.46	(0.05)	0.41	(0.46)	(0.06)	(0.52)	10.79	3.80%		397,157	0.71%		4.18%		0.86%		1.24%
Year Ended July 31, 2002	10.78	0.47	0.23	0.70	(0.47)	(0.11)	(0.58)	10.90	6.73%		445,733	0.69%		4.42%		0.86%		13.40%
Year Ended July 31, 2001	10.33	0.49	0.45	0.94	(0.49)	—	(0.49)	10.78	9.33%		463,426	0.70%		4.66%		0.89%		19.05%
Year Ended July 31, 2000	10.53	0.50	(0.15)	0.35	(0.50)	(0.05)	(0.55)	10.33	3.55%		432,677	0.70%		4.96%		0.89%		22.40%

*	Excludes sales charge for class A and contingent deferred sales charge for classes B and C.
**	During the year certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.
(a)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b)	For the Period from April 30, 2004 (commencement of operations) to July 31, 2004.
(c)	Not Annualized.
(d)	Annualized.

See notes to financial statements.

PACIFIC CAPITAL FUNDS — SHORT INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the year)

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year	Total Return*		Net Assets, End of Year (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover (a)
Class A
Year Ended July 31, 2004	$9.97	$0.25	$(0.13)	$0.12	$(0.25)	$(0.04)	$(0.29)	$9.80	1.11%		$1,724	0.80%		2.48%		1.55%		49.42%
Year Ended July 31, 2003	10.06	0.31	0.02	0.33	(0.31)	(0.11)	(0.42)	9.97	3.28%		5,327	0.80%		2.93%		1.55%		17.50%
Year Ended July 31, 2002	9.81	0.34	0.30	0.64	(0.34)	(0.05)	(0.39)	10.06	6.68%		2,148	0.81%		3.44%		1.57%		62.60%
Year Ended July 31, 2001	9.30	0.45	0.51	0.96	(0.45)	—	(0.45)	9.81	10.58%		1,090	0.90%		4.66%		1.65%		107.46%
Year Ended July 31, 2000	9.42	0.44	(0.08)	0.36	(0.44)	(0.04)	(0.48)	9.30	3.97%		452	0.89%		4.78%		1.64%		48.99%
Class C
Period Ended July 31, 2004 (b)	$9.84	$0.04	$(0.04)	$—	$(0.04)	$—	$(0.04)	$9.80	0.04%	(c)	$10	1.55%	(d)	1.75%	(d)	1.82%	(d)	49.42%
Class Y
Year Ended July 31, 2004	$9.99	$0.27	$(0.13)	$0.14	$(0.27)	$(0.04)	$(0.31)	$9.82	1.38%		$81,346	0.55%		2.73%		0.81%		49.42%
Year Ended July 31, 2003	10.09	0.33	0.01	0.34	(0.33)	(0.11)	(0.44)	9.99	3.41%		88,824	0.55%		3.23%		0.80%		17.50%
Year Ended July 31, 2002	9.83	0.37	0.31	0.68	(0.37)	(0.05)	(0.42)	10.09	7.03%		62,156	0.56%		3.69%		0.82%		62.60%
Year Ended July 31, 2001	9.32	0.48	0.51	0.99	(0.48)	—	(0.48)	9.83	10.84%		47,000	0.65%		4.96%		0.90%		107.46%
Year Ended July 31, 2000	9.44	0.47	(0.08)	0.39	(0.47)	(0.04)	(0.51)	9.32	4.24%		32,380	0.64%		5.04%		0.89%		48.99%

*	Excludes sales charge for class A and contingent deferred sales charge for class C.
**	During the year certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.
(a)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b)	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(c)	Not Annualized.
(d)	Annualized.

See notes to financial statements.

PACIFIC CAPITAL FUNDS — TAX-FREE SHORT INTERMEDIATE SECURITIES FUND

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the year)

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year	Total Return*		Net Assets, End of Year (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover (a)
Class A
Year Ended July 31, 2004	$10.36	$0.22	$(0.06)	$0.16	$(0.22)	$—	$(0.22)	$10.30	1.53%		$4,781	0.97%		2.09%		1.58%		11.30%
Year Ended July 31, 2003	10.39	0.25	0.02	0.27	(0.25)	(0.05)	(0.30)	10.36	2.62%		2,322	0.97%		2.40%		1.58%		6.01%
Year Ended July 31, 2002	10.18	0.29	0.21	0.50	(0.29)	—	(0.29)	10.39	4.98%		2,157	0.98%		2.82%		1.61%		37.24%
Year Ended July 31, 2001	9.86	0.35	0.32	0.67	(0.35)	—	(0.35)	10.18	6.89%		1,732	0.98%		3.48%		1.63%		73.06%
Year Ended July 31, 2000	9.95	0.35	(0.04)	0.31	(0.35)	(0.05)	(0.40)	9.86	3.19%		1,458	0.98%		3.57%		1.63%		42.57%
Class C
Period Ended July 31, 2004 (b)	$10.32	$0.04	$(0.01)	$0.03	$(0.04)	$—	$(0.04)	$10.31	0.26%	(c)	$10	1.72%	(d)	1.41%	(d)	1.83%	(d)	11.30%
Class Y
Year Ended July 31, 2004	$10.41	$0.24	$(0.05)	$0.19	$(0.24)	$—	$(0.24)	$10.36	1.87%		$67,606	0.72%		2.34%		0.83%		11.30%
Year Ended July 31, 2003	10.45	0.28	0.01	0.29	(0.28)	(0.05)	(0.33)	10.41	2.78%		63,449	0.72%		2.64%		0.83%		6.01%
Year Ended July 31, 2002	10.23	0.32	0.22	0.54	(0.32)	—	(0.32)	10.45	5.33%		49,599	0.73%		3.06%		0.86%		37.24%
Year Ended July 31, 2001	9.91	0.38	0.32	0.70	(0.38)	—	(0.38)	10.23	7.15%		39,857	0.73%		3.73%		0.88%		73.06%
Year Ended July 31, 2000	10.00	0.37	(0.04)	0.33	(0.37)	(0.05)	(0.42)	9.91	3.44%		41,371	0.73%		3.80%		0.88%		42.57%

*	Excludes sales charge for class A and contingent deferred sales charge for class C.
**	During the year certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.
(a)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b)	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(c)	Not Annualized.
(d)	Annualized.

See notes to financial statements.

PACIFIC CAPITAL FUNDS — ULTRA SHORT GOVERNMENT FUND

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the year)

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains		Total Distributions	Net Asset Value, End of Year	Total Return*		Net Assets, End of Year (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover (a)
Class A
Year Ended July 31, 2004	$10.24	$0.18	$(0.14)	$0.04	$(0.18)	$—		$(0.18)	$10.10	0.36%		$8,743	0.62%		1.74%		1.43%		111.13%
Year Ended July 31, 2003	10.31	0.23	(0.06)	0.17	(0.23)	(0.01)		(0.24)	10.24	1.67%		12,787	0.62%		2.23%		1.42%		17.41%
Year Ended July 31, 2002	10.20	0.30	0.11	0.41	(0.30)	—	(c)	(0.30)	10.31	4.10%		14,116	0.62%		2.93%		1.42%		26.15%
Year Ended July 31, 2001 (b)	10.02	0.55	0.18	0.73	(0.55)	—		(0.55)	10.20	7.46%		15,002	0.64%		5.20%		1.51%		8.22%
Class B
Year Ended July 31, 2004	$10.24	$0.10	$(0.14)	$(0.04)	$(0.10)	$—		$(0.10)	$10.10	(0.38%)		$1,965	1.37%		0.99%		1.68%		111.13%
Year Ended July 31, 2003	10.31	0.15	(0.06)	0.09	(0.15)	(0.01)		(0.16)	10.24	0.91%		1,994	1.37%		1.46%		1.67%		17.41%
Year Ended July 31, 2002	10.21	0.22	0.10	0.32	(0.22)	—	(c)	(0.22)	10.31	3.22%		1,403	1.37%		2.14%		1.67%		26.15%
Year Ended July 31, 2001 (b)	10.02	0.48	0.19	0.67	(0.48)	—		(0.48)	10.21	6.79%		858	1.39%		4.48%		1.76%		8.22%
Class C
Period Ended July 31, 2004 (d)	$10.15	$0.02	$(0.05)	$(0.03)	$(0.02)	$—		$(0.02)	$10.10	(0.26%)	(f)	$10	1.37%	(g)	0.85%	(g)	1.58%	(g)	111.13%
Class Y
Year Ended July 31, 2004	$10.25	$0.20	$(0.14)	$0.06	$(0.20)	$—		$(0.20)	$10.11	0.61%		$215,124	0.37%		1.99%		0.68%		111.13%
Year Ended July 31, 2003	10.32	0.26	(0.06)	0.20	(0.26)	(0.01)		(0.27)	10.25	1.92%		240,916	0.37%		2.47%		0.67%		17.41%
Year Ended July 31, 2002	10.21	0.33	0.11	0.44	(0.33)	—	(c)	(0.33)	10.32	4.35%		185,806	0.37%		3.16%		0.67%		26.15%
Year Ended July 31, 2001	10.02	0.58	0.19	0.77	(0.58)	—		(0.58)	10.21	7.85%		149,445	0.39%		5.56%		0.76%		8.22%
Period Ended July 31, 2000 (e)	10.00	0.11	0.02	0.13	(0.11)	—		(0.11)	10.02	1.27%	(f)	47,483	0.40%	(g)	6.38%	(g)	1.28%	(g)	—

*	Excludes sales charge for class A and contingent deferred sales charge for classes B and C.
**	During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.
(a)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b)	Period from August 1, 2000 (commencement of operations) to July 31, 2001.
(c)	Less than $0.01 per share.
(d)	Period from April 30, 2004 (commencement of operations) to July 31, 2004.
(e)	Period from June 1, 2000 (commencement of operations) to July 31, 2000.
(f)	Not Annualized.
(g)	Annualized.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of the

Pacific Capital Funds

We have audited the accompanying statements of assets and liabilities of the Pacific Capital Funds (comprised of the New Asia Growth Fund, International Stock Fund, Small Cap Fund, Mid-Cap Fund, Growth Stock Fund, Growth and Income Fund, Value Fund, Diversified Fixed Income Fund, Tax-Free Securities Fund, Short Intermediate U.S. Government Securities Fund, Tax-Free Short Intermediate Securities Fund, and Ultra Short Government Fund) (the Funds), including the schedules of portfolio investments, as of July 31, 2004, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Pacific Capital Funds at July 31, 2004, the results of their operations for the year or period then ended, the changes in their net assets for each of the two years or periods in the period then ended and their financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio

September 1, 2004

PACIFIC CAPITAL FUNDS

Trustees and Executive Officers of the Pacific Capital Funds (unaudited)

As of July 31, 2004

Interested Trustees.    The table below sets forth certain information about each of the Trustees of the Trust who are “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (“1940 Act”).

Name, Address and Age	Position(s) Held with Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee
Peter S. Ho* 111 South King Street, Honolulu, Hawaii 96813 Age: 39	Trustee	Indefinite; Since: 5/04	Vice Chairman, Bank of Hawaii—Investment Services Group (since 2004); Executive Vice President, Bank of Hawaii—Commercial Group (2003-2004); Executive Vice President/Senior Vice President/Vice President, Bank of Hawaii—Corporate Banking (held such positions from 1996-2003)	12	Rehabilitation Hospital Foundation; Hawaii Chapter of the American Red Cross, the Hawaii Foodbank, Hawaii Dental Service, Special Olympics of Hawaii, and the Oceanic Institute.; and Hawaii Pacific University.

*	Mr. Ho is an “interested person” of the Trust, as defined by the 1940 Act, because of his employment with The Asset Management Group of Bank of Hawaii, the investment adviser to the Trust.

PACIFIC CAPITAL FUNDS

Independent Trustees.    The table below sets forth certain information about the Trustees of the Trust who are not “interested persons” of the Trust as defined in the 1940 Act.

Name, Address and Age	Position(s) Held with Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee
Richard W. Gushman, II 700 Bishop Street, Suite 200 Honolulu, Hawaii 96813 Age: 58	Trustee and Chairman	Indefinite; Since: 10/92	President and Chief Executive Officer of OKOA, Inc. (commercial real estate) (since 1972); Managing Partner of Summit Financial Resources (financial services company); Trustee (since 2000) and Chairman of the Board (since 2002) of the Estate of James Campbell (real estate holdings)*	12	Trustee of Cash Assets Trust and Hawaiian Tax-Free Trust (registered investment companies) (since 1993); Director of Oceanic Cablevision, Inc. (since 1998), Servco Pacific, Inc. (distribution of automotive and other products), Outrigger Hotels, Inc. (since 2000), and American Savings Bank (since 2002); Trustee of Hawaii Pacific University (since 1997); Board member of Aloha United Way, Boys and Girls Club of Honolulu, and other charitable and civic organizations.

Stanley W. Hong 4976 Poola Street Honolulu, Hawaii 96821 Age: 68	Trustee	Indefinite; Since: 10/92	President of Waste Management of Hawaii, Inc. (landfill management) (since 2002); Trustee of The King Williams Charles Lunalilo Trust Estate (since 2001); President and Chief Executive Officer of The Chamber of Commerce of Hawaii (1996-2002)	12	Trustee of Cash Assets Trust and Hawaiian Tax-Free Trust (registered investment companies) (since 1993); Member of the Board of: First Insurance Co. of Hawaii, Ltd., Lanihau Properties, Ltd., Diagnostic Lab Services, Inc., WESTYE Group – West, Inc.; Member of the Board of the following non-profit organizations: Chaminade University of Honolulu, The Nature Conservancy of Hawaii, PBS Hawaii Foundation, Heald College of Business & Technology, Katuro Watanabe Charitable Foundation, and Honolulu Festival Foundation.

Russell K. Okata 1015 Wilder Avenue, #203 Honolulu, Hawaii 96822 Age: 60	Trustee	Indefinite; Since: 10/92	Executive Director of the Hawaii Government Employees Association (since 1981)	12	Trustee of Cash Assets Trust and Hawaiian Tax-Free Trust (registered investment companies) (since 1993); Vice President of the Hawaii State AFL-CIO (since 1972) and the American Federation of State, County & Municipal Employees, AFL-CIO (since 1981); Chairman of the Royal State Group (since 1988); Member of the Boards of Blood Bank of Hawaii, Public Schools of Hawaii Foundation, and other community organizations.

Douglas Philpotts 55 Dowsett Avenue Honolulu, Hawaii 96817 Age: 72	Trustee**	Indefinite; Since: 10/92	Retired. Formerly Director, Chairman of the Board and President of Hawaiian Trust Co., Ltd. (until 1994), a predecessor of The Asset Management Group of Bank of Hawaii.	12	Trustee of Cash Assets Trust and Hawaiian Tax-Free Trust (registered investment companies) (since 1993); Trustee of The Strong Foundation (support of programs for Hawaiian youth) (since 1974).

PACIFIC CAPITAL FUNDS

Name, Address and Age	Position(s) Held with Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee
Oswald K. Stender 1056 Maunawili Kailua, Hawaii 96734 Age: 72	Trustee	Indefinite; Since: 10/92	Trustee, Office of Hawaiian Affairs (since 2000). Previously Retired.	12	Trustee of Cash Assets Trust and Hawaiian Tax-Free Trust (registered investment companies) (since 1993); Director of Hawaiian Electric Industries, Inc., a public utility holding company (since 1993); former Trustee of the Bernice Pauahi Bishop Estate (operation of school for children of Hawaiian ancestry) (1990-1999); Board member of various housing and real estate associations and community organizations.

**	Mr. Philpotts was previously deemed to be an “interested person” of the Trust, as defined in the 1940 Act, because of his ownership, as trustee of a revocable trust, of common stock of Bank of Hawaii. Such common stock has been sold and Mr. Philpotts is currently classified as a an independent Trustee of the Trust pursuant to the 1940 Act.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling (800) 258-9232.

PACIFIC CAPITAL FUNDS

Executive	Officers. The table below sets forth certain information about each of the Trust’s executive officers.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
William P. Henry, Jr. 130 Merchant Street Suite 240 Honolulu, Hawaii 96813 Age: 40	President	Indefinite; Since 12/02	Executive Vice President of Bank of Hawaii (2003); President of Trinity Solutions, Inc. and advisor to CEO of Bank of Hawaii (2001-2002); Senior Vice President, Strategic Business Development of Jubilee Tech International (2000); Senior Manager of Marakon Associates (1991-1998).

Irimga McKay 3435 Stelzer Road Columbus, Ohio 43219 Age: 44	Executive Vice President	Indefinite; Since: 12/02	Executive Vice President, Client Services of BISYS Fund Services (since 1988).

Andrew Spencer 130 Merchant Street Suite 240 Honolulu, Hawaii 96813 Age: 39	Executive Vice President	Indefinite; Since: 6/01	Vice President and Manager of Bank of Hawaii—Investment Products Division (since 2001); Assistant Vice President of M&T Bank (1998-2001); Manager of Xerox Corporation—Product Development (1988-1998).

Jenna Alexander 130 Merchant Street Suite 240 Honolulu, Hawaii 96813 Age: 28	Vice President	Indefinite; Since: 3/03	Assistant Vice President and Product Manager, Investment Products Division of Bank of Hawaii (since 2000). Marketing Director, Megaxess, Inc. (1998-2000)

Alaina Metz 3435 Stelzer Road Columbus, Ohio 43219 Age: 37	Vice President	Indefinite; Since: 9/96	Vice President, Regulatory Services of BISYS Fund Services—Blue Sky Compliance (since 1995).

Mark Sichley 3435 Stelzer Road Columbus, Ohio 43219 Age: 46	Vice President	Indefinite; Since: 6/02	Vice President, Client Services of BISYS Fund Services (since 1987).

Bryan Haft 3435 Stelzer Road Columbus, Ohio 43219 Age: 39	Treasurer	Indefinite; Since: 3/04	Vice President, Financial Services of BISYS Fund Services (since 1992).

Ryan M. Louvar 60 State Street, Suite 1300 Boston, Massachusetts 02109 Age: 32	Secretary	Indefinite; Since: 12/03	Counsel, Legal Services of BISYS Fund Services (since 2000); Attorney, Hill, Farrer & Burrill LLP (1999-2000).

*	Each officer may have served in various other capacities for the same organization during the length of time served.

PACIFIC CAPITAL FUNDS

Special Meeting of Shareholders (unaudited)

A Special Meeting of shareholders of the Pacific Capital International Stock Fund (the “Fund”) was held on June 1, 2004 at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, for the purpose of approving a new Sub-Advisory Agreement for the International Stock Fund with Hansberger Global Investors, Inc. (the “Proposal”). As of the record date, there were 8,537,007.376 shares of the Fund outstanding and entitled to vote at the Special Meeting. A majority of the outstanding voting shares of the Fund approved the Proposal by the following votes:

FOR	AGAINST	ABSTAIN
7,626,892.679 shares	8,009.000 shares	755.000 shares

Proxy Voting (unaudited)

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, is available (1) without charge, upon request, by calling (800) 258-9232, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. Beginning on October 11, 2004, this information will also be available on the Pacific Capital Funds’ website at http://www.pacificcapitalfunds.com.

Expense Examples (unaudited)

As a shareholder of the Pacific Capital Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) (Class A shares only) on purchases, reinvested dividends, or other distributions; redemption fees (contingent deferred sales charges on Class B shares and Class C shares only); and exchange fees; (2) ongoing costs, including management fees, distribution (and/or service) 12b-1 fees (Class A, B and C shares, only), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Pacific Capital Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2004 through July 31, 2004.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 2/1/04	Ending Account Value 7/31/04	Expense Paid During Period* 2/1/04-7/31/04	Expense Ratio During Period 2/1/04-7/31/04**
New Asia Growth Fund	Class A	$1,000.00	$922.70	$8.65	1.81%
	Class B	1,000.00	919.60	12.27	2.57%
	Class C	1,000.00	919.60	12.08	2.53%
	Class Y	1,000.00	924.20	7.46	1.56%
International Stock Fund	Class A	1,000.00	940.40	8.68	1.80%
	Class B	1,000.00	935.40	12.27	2.55%
	Class C	1,000.00	935.40	12.51	2.60%
	Class Y	1,000.00	940.20	7.48	1.55%
Small Cap Fund	Class A	1,000.00	996.40	7.74	1.56%
	Class B	1,000.00	992.50	11.39	2.30%
	Class C	1,000.00	993.20	11.50	2.32%
	Class Y	1,000.00	997.60	6.46	1.30%
Mid-Cap Fund	Class A	1,000.00	1,010.70	5.25	1.05%
	Class C	1,000.00	1,008.90	8.99	1.80%
	Class Y	1,000.00	1,012.60	4.00	0.80%
Growth Stock Fund	Class A	1,000.00	933.60	6.54	1.36%
	Class B	1,000.00	929.90	10.17	2.12%
	Class C	1,000.00	929.90	10.22	2.13%
	Class Y	1,000.00	935.30	5.34	1.11%
Growth and Income Fund	Class A	1,000.00	967.60	6.85	1.40%
	Class B	1,000.00	964.30	10.50	2.15%
	Class C	1,000.00	964.30	10.60	2.17%
	Class Y	1,000.00	969.00	5.63	1.15%
Value Fund	Class A	1,000.00	996.50	6.65	1.34%
	Class B	1,000.00	990.50	10.34	2.09%
	Class C	1,000.00	991.70	10.45	2.11%
	Class Y	1,000.00	996.60	5.41	1.09%
Diversified Fixed Income Fund	Class A	1,000.00	996.90	4.92	0.99%
	Class B	1,000.00	993.20	8.62	1.74%
	Class C	1,000.00	992.30	8.67	1.75%
	Class Y	1,000.00	998.30	3.68	0.74%
Tax-Free Securities Fund	Class A	1,000.00	997.70	4.87	0.98%
	Class B	1,000.00	994.00	8.58	1.73%
	Class C	1,000.00	994.10	8.63	1.74%
	Class Y	1,000.00	999.10	3.63	0.73%
Short-Intermediate U.S. Government Securities Fund	Class A	1,000.00	995.00	3.97	0.80%
	Class C	1,000.00	993.30	7.68	1.55%
	Class Y	1,000.00	996.40	2.73	0.55%
Tax-Free Short Intermediate Securities Fund	Class A	1,000.00	993.30	4.86	0.98%
	Class C	1,000.00	992.40	8.52	1.72%
	Class Y	1,000.00	994.60	3.62	0.73%
Ultra Short Government Fund	Class A	1,000.00	997.60	3.08	0.62%
	Class B	1,000.00	993.90	6.79	1.37%
	Class C	1,000.00	993.90	6.79	1.37%
	Class Y	1,000.00	998.80	1.84	0.37%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Annualized.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Pacific Capital Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 2/1/04	Ending Account Value 7/31/04	Expense Paid During Period* 2/1/04-7/31/04	Expense Ratio During Period 2/1/04-7/31/04**
New Asia Growth Fund	Class A	$1,000.00	$1,015.86	$9.07	1.81%
	Class B	1,000.00	1,012.08	12.86	2.57%
	Class C	1,000.00	1,012.28	12.66	2.53%
	Class Y	1,000.00	1,017.11	7.82	1.56%
International Stock Fund	Class A	1,000.00	1,015.91	9.02	1.80%
	Class B	1,000.00	1,012.18	12.76	2.55%
	Class C	1,000.00	1,011.93	13.01	2.60%
	Class Y	1,000.00	1,017.16	7.77	1.55%
Small Cap Fund	Class A	1,000.00	1,017.11	7.82	1.56%
	Class B	1,000.00	1,013.43	11.51	2.30%
	Class C	1,000.00	1,013.33	11.61	2.32%
	Class Y	1,000.00	1,018.40	6.52	1.30%
Mid-Cap Fund	Class A	1,000.00	1,019.64	5.27	1.05%
	Class C	1,000.00	1,015.91	9.02	1.80%
	Class Y	1,000.00	1,020.89	4.02	0.80%
Growth Stock Fund	Class A	1,000.00	1,018.10	6.82	1.36%
	Class B	1,000.00	1,014.32	10.62	2.12%
	Class C	1,000.00	1,014.27	10.67	2.13%
	Class Y	1,000.00	1,019.34	5.57	1.11%
Growth and Income Fund	Class A	1,000.00	1,017.90	7.02	1.40%
	Class B	1,000.00	1,014.17	10.77	2.15%
	Class C	1,000.00	1,014.07	10.87	2.17%
	Class Y	1,000.00	1,019.14	5.77	1.15%
Value Fund	Class A	1,000.00	1,018.20	6.72	1.34%
	Class B	1,000.00	1,014.47	10.47	2.09%
	Class C	1,000.00	1,014.37	10.57	2.11%
	Class Y	1,000.00	1,019.44	5.47	1.09%
Diversified Fixed Income Fund	Class A	1,000.00	1,019.94	4.97	0.99%
	Class B	1,000.00	1,016.21	8.72	1.74%
	Class C	1,000.00	1,016.16	8.77	1.75%
	Class Y	1,000.00	1,021.18	3.72	0.74%
Tax-Free Securities Fund	Class A	1,000.00	1,019.99	4.92	0.98%
	Class B	1,000.00	1,016.26	8.67	1.73%
	Class C	1,000.00	1,016.21	8.72	1.74%
	Class Y	1,000.00	1,021.23	3.67	0.73%
Short-Intermediate U.S. Government Securities Fund	Class A	1,000.00	1,020.89	4.02	0.80%
	Class C	1,000.00	1,017.16	7.77	1.55%
	Class Y	1,000.00	1,022.13	2.77	0.55%
Ultra Short Government Fund	Class A	1,000.00	1,021.78	3.12	0.62%
	Class B	1,000.00	1,018.05	6.87	1.37%
	Class C	1,000.00	1,018.05	6.87	1.37%
	Class Y	1,000.00	1,023.02	1.86	0.37%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Annualized.

PACIFIC CAPITAL FUNDS

For more information, call

800.258.9232

or visit our website at:

www.pacificcapitalfunds.com

INVESTMENT ADVISER

The Asset Management Group of Bank of Hawaii

111 South King Street

Honolulu, HI 96813

SUB-ADVISERS

First State (Hong Kong) LLC

3 Exchange Square

8 Connaught Place Central

Hong Kong

Hansberger Global Investors, Inc.

515 East Las Olas Blvd.

Fort Lauderdale, FL 33301

Nicholas-Applegate Capital Management

600 West Broadway

San Diego, CA 92102

Bankoh Investment Partners, LLC

130 Merchant Street, Suite 240

Honolulu, HI 96813

DISTRIBUTOR

BISYS Fund Services LP

3435 Stelzer Road

Columbus, OH 43219

LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP

515 South Flower Street

Los Angeles, CA 90071

REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

41 South High Street, Suite 1100

Columbus, OH 43215

ADMINISTRATOR AND TRANSFER AGENT

BISYS Fund Services Ohio, Inc.

3435 Stelzer Road

Columbus, OH 43219

This material is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. An investor should consider the funds’ investment objectives, risk, and charges and expenses carefully before investing or sending money. This and other important information about an investment company can be found in the fund prospectus. To obtain a prospectus, please call

800.258.9232. Please read it carefully before investing.

BISYS Fund Services, Distributor.

MUTUAL FUNDS: ARE NOT FDIC INSURED • HAVE NO BANK GUARANTEE • MAY LOSE VALUE

PCR-0008 9/04

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 11 (a)(1).

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a- 2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

The Registrant’s Board of Trustees has determined that no member of the Board’s audit committee qualifies as an audit committee financial expert (“ACFE”). After evaluating the matter, the Board concluded that it was not necessary to add a Trustee to the Board who qualified as an ACFE, as the business experience of the current independent members of the Board was adequate to exercise their oversight responsibilities.

Item 4. Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees.

For the fiscal years ended July 31, 2004 and July 31, 2003, Audit Fees for the Funds totaled approximately $148,700 and $128,500, respectively, including fees associated with the annual audit and filings of the Funds’ Form N-1A and Form N-SAR.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees.

For the fiscal years ended July 31, 2004 and July 31, 2003, there were no Audit-Related Fees for the Funds.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees.

For the fiscal years ended July 31, 2004 and July 31, 2003, Tax Fees for the Funds including tax compliance, tax advice and tax planning, totaled approximately $30,000 and $20,500, respectively.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

All Other Fees

There were no fees for all other services to Pacific Capital Funds not included above.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Registrants’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants. The audit committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Funds by the auditor, including the fees therefore and has not adopted pre-approval policies and procedures as described in Rule 2-01 (c)(7)(i)(B) of Reg. S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

None of the services summarized in (a)-(d), above, were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

For the fiscal years ended July 31, 2004 and July 31, 2003, Non-Audit Fees billed to the Funds for services provided to the Funds and any of the Funds’ investment advisers and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds for each of the last two fiscal years of the Funds, totaled approximately $260,000 and $795,000, respectively.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

Item 6. Schedule of Investments.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

Item 10. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Pacific Capital Funds

By (Signature and Title)*	/s/ William P. Henry, Jr., President
William P. Henry, Jr., President

Date October 7, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/William P. Henry, Jr., President
William P. Henry, Jr., President

Date October 7, 2004

By (Signature and Title)*	/s/ Bryan Haft, Treasurer
Bryan Haft, Treasurer

Date October 7, 2004

*	Print the name and title of each signing officer under his or her signature.